                                                                  EXHIBIT 10.8
















                                TRUST INDENTURE

                                  dated as of
                               December 1, 1995

                                    between

                 PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION
                       a Colorado nonprofit corporation
                                      and

                    UNITED STATES TRUST COMPANY OF NEW YORK
                                  as trustee

                                   securing

                 Palomino Park Public Improvements Corporation
                         Assessment Lien Revenue Bonds
                           Series 1995 - $14,755,000

                               TABLE OF CONTENTS


                                                                           Page
Preambles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Granting Clauses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.01.    Definitions. . . . . . . . . . . . . . . . . . . . . . . . . 5
SECTION 1.02.    Interpretation; Time of Day. . . . . . . . . . . . . . . .  17
SECTION 1.03.    Captions, Headings and Table of Contents . . . . . . . . .  18

                                  ARTICLE II

                       AUTHORIZATION AND TERMS OF BONDS

SECTION 2.01.    Amount, Form and Issuance of Bonds . . . . . . . . . . . .  19
SECTION 2.02.    Designation, Denominations, Maturity, Dated Dates, Interest
                 Accrual and Tender . . . . . . . . . . . . . . . . . . . .  19
SECTION 2.03.    Weekly Rate. . . . . . . . . . . . . . . . . . . . . . . .  20
SECTION 2.04.    Term Rate. . . . . . . . . . . . . . . . . . . . . . . . .  21
SECTION 2.05.    Fixed Rate . . . . . . . . . . . . . . . . . . . . . . . .  22
SECTION 2.06.    Conversion at Option of Corporation. . . . . . . . . . . .  23
SECTION 2.07.    Execution and Authentication of Bonds. . . . . . . . . . .  25
SECTION 2.08.    Special and Limited Obligations. . . . . . . . . . . . . .  25
SECTION 2.09.    Payment and Ownership of Bonds.. . . . . . . . . . . . . .  26
SECTION 2.10.    Registration, Transfer and Exchange of Bonds . . . . . . .  27
SECTION 2.11.    Mutilated, Lost, Wrongfully Taken or Destroyed Bonds . . .  28
SECTION 2.12.    Cancellation of Bonds. . . . . . . . . . . . . . . . . . .  29
SECTION 2.13.    Special Agreement with Holders . . . . . . . . . . . . . .  30
SECTION 2.14.    Book-Entry System for the Bonds. . . . . . . . . . . . . .  30

                                  ARTICLE III

                        REDEMPTION OR PURCHASE OF BONDS

SECTION 3.01.    Terms of Redemption. . . . . . . . . . . . . . . . . . . .  33
SECTION 3.02.    Partial Redemption . . . . . . . . . . . . . . . . . . . .  34
SECTION 3.03.    Election to Redeem . . . . . . . . . . . . . . . . . . . .  35
SECTION 3.04.    Notice of Redemption.. . . . . . . . . . . . . . . . . . .  35
SECTION 3.05.    Payment of Redeemed Bonds. . . . . . . . . . . . . . . . .  37
SECTION 3.06.    Purchase of Bonds. . . . . . . . . . . . . . . . . . . . .  37

                                  ARTICLE IV

                       PURCHASE AND REMARKETING OF BONDS

SECTION 4.01.    Purchase on Demand of Holder During Weekly Mode. . . . . .  38
SECTION 4.02.    Mandatory Purchase on Each Conversion Date, at End of Each
                 Term Rate Period and Prior to the Expiration Date. . . . .  41

SECTION 4.03.    Remarketing. . . . . . . . . . . . . . . . . . . . . . . .  43
SECTION 4.04.    Drawings on Letter of Credit for Purchase of Bonds . . . .  45
SECTION 4.05.    Bonds Purchased with Proceeds of Letter of Credit. . . . .  46
SECTION 4.06.    Corporation Bonds. . . . . . . . . . . . . . . . . . . . .  47
SECTION 4.07.    No Purchases After Acceleration; Inadequate Funds for
                 Purchases. . . . . . . . . . . . . . . . . . . . . . . . .  48

                                   ARTICLE V

                          FUNDS AND LETTER OF CREDIT

SECTION 5.01.    Source of Payment of Bonds . . . . . . . . . . . . . . . .  49
SECTION 5.02     Creation of Funds. . . . . . . . . . . . . . . . . . . . .  49
SECTION 5.03     Application of Bond Proceeds; Other Moneys; Redemption of
                 the Bonds. . . . . . . . . . . . . . . . . . . . . . . . .  49
SECTION 5.04.    Bond Fund. . . . . . . . . . . . . . . . . . . . . . . . .  49
SECTION 5.05.    Use of Moneys in the Construction Fund . . . . . . . . . .  52
SECTION 5.06.    Completion of Public Improvements. . . . . . . . . . . . .  52
SECTION 5.07.    Use of Moneys in the Costs of Issuance Fund. . . . . . . .  53
SECTION 5.08.    Use of Moneys in the Prepayment Fund . . . . . . . . . . .  53
SECTION 5.09.    Use of Moneys in the Receipts Fund . . . . . . . . . . . .  53
SECTION 5.10.    Repayment to the Corporation From Bond Fund, Prepayment Fund
                 and Construction Fund. . . . . . . . . . . . . . . . . . .  54
SECTION 5.11.    Reports From the Trustee . . . . . . . . . . . . . . . . .  54
SECTION 5.12.    Certain Verifications. . . . . . . . . . . . . . . . . . .  54
SECTION 5.13.    Moneys to be Held in Trust . . . . . . . . . . . . . . . .  55
SECTION 5.14.    Nonpresentment of Bonds. . . . . . . . . . . . . . . . . .  55
SECTION 5.15.    Letter of Credit . . . . . . . . . . . . . . . . . . . . .  55
SECTION 5.16.    Investment of Moneys.. . . . . . . . . . . . . . . . . . .  57
SECTION 5.17.    Rebate Fund. . . . . . . . . . . . . . . . . . . . . . . .  58

                                  ARTICLE VI

                         COVENANTS AND REPRESENTATIONS
                                OF CORPORATION

SECTION 6.01.    Existence; Compliance with Laws. . . . . . . . . . . . . .  59
SECTION 6.02.    Payment of Bond Service. . . . . . . . . . . . . . . . . .  59
SECTION 6.03.    No Further Assignment of Revenues. . . . . . . . . . . . .  59
SECTION 6.04.    Filings. . . . . . . . . . . . . . . . . . . . . . . . . .  59
SECTION 6.05.    Further Assurances . . . . . . . . . . . . . . . . . . . .  60
SECTION 6.06.    Observance and Performance of Agreements . . . . . . . . .  60
SECTION 6.07.    Representations and Warranties . . . . . . . . . . . . . .  60

                                  ARTICLE VII

                             DEFAULT AND REMEDIES

SECTION 7.01.    Defaults; Events of Default. . . . . . . . . . . . . . . .  61
SECTION 7.02.    Notice of Default. . . . . . . . . . . . . . . . . . . . .  62
SECTION 7.03.    Acceleration . . . . . . . . . . . . . . . . . . . . . . .  62
SECTION 7.04.    Other Remedies; Rights of Holders. . . . . . . . . . . . .  64
SECTION 7.05.    Right of Holders to Direct Proceedings . . . . . . . . . .  65
SECTION 7.06.    Application of Moneys. . . . . . . . . . . . . . . . . . .  65
SECTION 7.07.    Remedies Vested in Trustee . . . . . . . . . . . . . . . .  67
SECTION 7.08.    Rights and Remedies of Holders . . . . . . . . . . . . . .  68
SECTION 7.09.    Termination of Proceedings . . . . . . . . . . . . . . . .  69
SECTION 7.10.    Waivers of Events of Default . . . . . . . . . . . . . . .  69

SECTION 7.11.    Trustee's Right to Appointment of Receiver . . . . . . . .  69
SECTION 7.12.    Trustee and Holders Entitled to All Benefits Under Law . .  69
SECTION 7.13.    Trustee's Obligation to Bank and Wellsford REIT Upon Payment
                 Of All Amounts Due Bondholders . . . . . . . . . . . . . .  70

                                 ARTICLE VIII

                         TRUSTEE AND REMARKETING AGENT

SECTION 8.01.    Trustee's Acceptance and Responsibilities. . . . . . . . .  71
SECTION 8.02.    Certain Rights and Obligations of Trustee. . . . . . . . .  73
SECTION 8.03.    Fees, Charges and Expenses of Trustee.   . . . . . . . . .  76
SECTION 8.04.    Intervention by Trustee. . . . . . . . . . . . . . . . . .  77
SECTION 8.05.    Successor Trustee. . . . . . . . . . . . . . . . . . . . .  77
SECTION 8.06.    Resignation by Trustee . . . . . . . . . . . . . . . . . .  78
SECTION 8.07.    Removal of Trustee . . . . . . . . . . . . . . . . . . . .  78
SECTION 8.08.    Appointment of Successor Trustee . . . . . . . . . . . . .  78
SECTION 8.09.    Adoption of Authentication.. . . . . . . . . . . . . . . .  80
SECTION 8.10. Designation and Succession of Paying Agent, Registrar, Transfer Agent, Tender Agent and Authenticating Agent. . . 80
SECTION 8.11.    Dealing in Bonds . . . . . . . . . . . . . . . . . . . . .  81
SECTION 8.12.    Representations, Agreements and Covenants of Trustee . . .  81
SECTION 8.13.    Appointment of Remarketing Agent . . . . . . . . . . . . .  81
SECTION 8.14.    Qualifications of Remarketing Agent. . . . . . . . . . . .  82
SECTION 8.15.    Compensation and Expenses of Remarketing Agent . . . . . .  83

                                  ARTICLE IX

                          SUPPLEMENTS AND AMENDMENTS

SECTION 9.01.    Supplemental Indentures Not Requiring Consent of Holders .  84
SECTION 9.02.    Supplemental Indentures Requiring Consent of Holders . . .  85
SECTION 9.03.    Authorization to Trustee; Effect of Supplement . . . . . .  85
SECTION 9.04.    Modification by Unanimous Consent. . . . . . . . . . . . .  86
SECTION 9.05.    Amendment of Letter of Credit. . . . . . . . . . . . . . .  86
SECTION 9.06.    Trustee Authorized to Join in Supplements and Amendments;
                 Reliance on Counsel. . . . . . . . . . . . . . . . . . . .  86
SECTION 9.07.    Consent of Bank or Wellsford REIT. . . . . . . . . . . . .  87
SECTION 9.08.    Notice to Rating Service . . . . . . . . . . . . . . . . .  87

                                   ARTICLE X

                                  DEFEASANCE

SECTION 10.01.   Defeasance . . . . . . . . . . . . . . . . . . . . . . . .  88
SECTION 10.02.   Provision for Payment. . . . . . . . . . . . . . . . . . .  89
SECTION 10.03.   Deposit of Funds for Payment of Bonds. . . . . . . . . . .  90
SECTION 10.04.   Survival of Certain Provisions . . . . . . . . . . . . . .  91
SECTION 10.05.   District's Rights. . . . . . . . . . . . . . . . . . . . .  91

                                  ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.01.   Limitation of Rights; No Personal Recourse . . . . . . . .  94
SECTION 11.02.   Severability . . . . . . . . . . . . . . . . . . . . . . .  94
SECTION 11.03.   Notices. . . . . . . . . . . . . . . . . . . . . . . . . .  94
SECTION 11.04.   Suspension of Mail . . . . . . . . . . . . . . . . . . . .  95

SECTION 11.05.   Payments Due on Saturdays, Sundays and Holidays. . . . . .  96
SECTION 11.06.   Instruments of Holders . . . . . . . . . . . . . . . . . .  96
SECTION 11.07.   Binding Effect . . . . . . . . . . . . . . . . . . . . . .  97
SECTION 11.08.   Counterparts . . . . . . . . . . . . . . . . . . . . . . .  97
SECTION 11.09.   Governing Law. . . . . . . . . . . . . . . . . . . . . . .  97

       THIS TRUST INDENTURE, dated as of December 1, 1995 (this "Indenture"), is between PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION (the "Corporation"), a nonprofit corporation duly organized and validly existing under the laws of the State of Colorado, and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee"), a corporation possessing and exercising trust powers, duly organized and validly existing under the laws of the State of New York,

                                  WITNESSETH:

       WHEREAS, the Corporation has been duly organized pursuant to the provisions of the Colorado Nonprofit Corporation Act, articles 20 through 29 of title 7, Colorado Revised Statutes, as amended; and

       WHEREAS, the Corporation, in furtherance of the purposes of Highlands Ranch Metropolitan District No. 2, Douglas County, Colorado (the "District"), is authorized on behalf of the District to impose assessments and issue bonds and other obligations payable from such assessments or any other property of the Corporation; and

       WHEREAS, Park at Highlands LLC ("the Developer") is the owner in fee simple, subject to no encumbrances other than permitted encumbrances, of certain real property located within the District (the "Property"); and

       WHEREAS, the Developer proposes to develop the Property, which will advance the economic growth of the District and will inure to the benefit of the residents of the District; and

       WHEREAS, the Corporation proposes to acquire, construct and install on behalf of the District certain public improvements consisting of water facilities, sanitation facilities, street improvements and parks and recreational facilities, together with all necessary incidental and appurtenant properties, facilities, equipment and costs (the "Public Improvements"), all located or to be located within the District; and

       WHEREAS, the Corporation has determined to issue its Assessment Lien Revenue Bonds, Series 1995, in the aggregate principal amount of $14,755,000 (the "Bonds") in order to acquire, construct and install the Public Improvements; and

       WHEREAS, the Corporation and the Developer have entered into an Assessment Agreement, dated as of December 1, 1995 (the "Assessment Agreement"); and

       WHEREAS, the Corporation and the Developer have entered into a Public Improvements Assessment and Lien, dated as of December 1, 1995 (the "Assessment and Lien"), providing for the imposition and allocation of certain charges (the "Allocated Assessment Charges") against the parcels, lots and tracts comprising the Property and for the grant by the Developer to the Corporation, for assignment to the Trustee, in order to secure the payment of the Allocated Assessment Charges, of a good and sufficient lien, subject to no encumbrances other than permitted encumbrances, upon the Property; and

       WHEREAS, the Bonds are issued on behalf of the District, and pursuant to an Operating Agreement, dated as of December 1, 1995 (the "Operating Agreement"), between the Corporation and the District, the District is entitled, not later than upon discharge of the obligations of the Corporation, including the Bonds, to acquire unencumbered fee title to the Public Improvements without cost; and

       WHEREAS, to secure and provide a source for the payment of the principal, redemption price and purchase price of and interest on certain of the Bonds, the Corporation will cause to be delivered to the Trustee an irrevocable, direct-pay letter of credit (the "Letter of Credit") issued by Dresdner Bank, AG, New York Branch (the "Bank"), pursuant to a Letter of Credit Reimbursement Agreement, dated as of December 1, 1995 (the "Letter of Credit Reimbursement Agreement"), between the Corporation and Wellsford Residential Property Trust ("Wellsford REIT") and the Bank; and

       WHEREAS, the payment obligations of the Corporation and Wellsford REIT (the "Account Parties") under the Letter of Credit Reimbursement Agreement are evidenced by promissory notes, dated December 20, 1995 (the "Letter of Credit Notes"), from the Account Parties to the Bank; and

       WHEREAS, the Corporation is also obligated to reimburse Wellsford REIT for payments made by Wellsford REIT to the Bank pursuant to a Reimbursement Agreement, dated as of December 1, 1995 (the "Wellsford REIT Reimbursement Agreement"), between the Corporation and Wellsford REIT; and

       WHEREAS, the payment obligations of the Corporation under the Wellsford REIT Reimbursement Agreement are evidenced by a promissory note, dated December 20, 1995 (the "Wellsford REIT Note"), from the Corporation to Wellsford REIT; and

       WHEREAS, the obligations of the Corporation under the Indenture and the Bonds are additionally secured by a promissory note, dated December 20, 1995 (the "Secured Note"), from the Corporation to the Trustee, and the Secured Note and the Corporation's Letter of Credit Note are additionally secured by a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases, dated as of December 1, 1995 (the "Deed of Trust"), from the Corporation to the Public Trustee of Douglas County, Colorado, for the use of the Trustee and the Bank; and

       WHEREAS, the Bonds are issued under the authority of and are secured by this Indenture, and the Corporation is authorized to execute and deliver this Indenture and to do or cause to be done all acts provided or required herein or therein to be performed on its part; and

       WHEREAS, all acts and conditions required to happen, exist and be performed precedent to and in the issuance of the Bonds and the execution and delivery of this Indenture have happened, exist and have been performed to make the Bonds, when issued, delivered and authenticated, valid and binding legal obligations of the Corporation and to make this Indenture a valid, binding and legal trust agreement for the security of the Bonds.

       NOW, THEREFORE, the Corporation, intending to be legally bound, in consideration of the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the holders thereof, and of the sum of One Dollar, lawful money of the United States of America, to it duly paid by the Trustee at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, in order to secure, in the following order of priority, except as otherwise provided herein, first, the payment of the principal of, premium, if any, on and interest on the Bonds according to their tenor and effect and the performance and observance by the Corporation of all the covenants expressed or implied herein and in the Bonds, and, second, the payment to the Bank of the principal of and interest on the Letter of Credit Notes and the performance of the reimbursement and other obligations of the Account Parties under the Letter of Credit Reimbursement Agreement, and, third, the payment to Wellsford REIT of the principal of and interest on the Wellsford REIT Note and the performance of the reimbursement and other obligations of the Corporation under the Wellsford REIT Reimbursement Agreement, does hereby assign, transfer and pledge to the Trustee and its successors in trust and its and their assigns forever and grant to the Trustee and its successors in trust and its and their assigns a security interest in:

       (a) the Assessment Agreement and the Assessment and Lien, including all extensions and renewals of the term thereof, if any, together with all right, title and interest of the Corporation in and to the Assessment Agreement and the Assessment and Lien, including, but not limited to, the present and continuing right to make claim for, collect and receive any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Assessment Agreement and the Assessment and Lien, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things that the Corporation under the Assessment Agreement and the Assessment and Lien is or may become entitled to do;

       (b) the Secured Note and the Deed of Trust, together with all right, title and interest of the Corporation in and to the real estate described in the Deed of Trust, including, but not limited to, the present and continuing right to make claim for, collect and receive any of the sums, amounts, income, revenues, issues and profits derived from such real estate and any other sums of money payable or receivable under the Secured Note and the Deed of Trust, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things that the Corporation under the Secured Note and the Deed of Trust is or may become entitled to do; and

       (c) all moneys and securities from time to time held by the Trustee under the terms of this Indenture, except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of the redemption of which has been duly given, and except for moneys deposited with or paid to the Trustee for payment of arbitrage rebate obligations of the Corporation.

       TO HAVE AND TO HOLD all and singular the foregoing property, rights and interests, whether now owned or hereafter acquired;

       PROVIDED, HOWEVER, that if the Corporation, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds and the interest and premium, if any, due or to become due thereon, at the times and in the manner mentioned in the Bonds according to the true intent and meaning thereof, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by the Corporation, and shall pay or cause to be paid to the Trustee all sums due or to become due to it in accordance with the terms and provisions hereof, and if the Account Parties shall pay the principal of and interest on the Letter of Credit Notes and perform or cause to be performed all of their reimbursement and other obligations under the Letter of Credit Reimbursement Agreement, and if the Corporation shall pay the principal of and interest on the Wellsford REIT Note and perform or cause to be performed all of its reimbursement and other obligations under the Wellsford REIT Reimbursement Agreement, then, upon such final payments and subject to the provisions of

Article X, this Indenture and the rights hereby granted shall cease, determine and be void, and the Trustee shall forthwith release, surrender and otherwise cancel any interest it may have in the Trust Estate; otherwise this Indenture shall be and remain in full force and effect.

       THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and the Trust Estate, including all said payments, revenues and receipts hereby pledged, is to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Corporation has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective holders, from time to time, of the Bonds, or any part thereof, as follows:

                                   ARTICLE I

                                  DEFINITIONS


       SECTION 1.01. Definitions. In this Indenture, the following terms shall have the meanings specified in this Article I, unless the context otherwise requires:

       "Account Parties" means the Corporation and Wellsford REIT.

       "Allocated Assessment Charges" means the assessment charges allocated against the Property or the parcels, lots or tracts of land comprising the Property under Article V of the Assessment and Lien.

       "Alternate Letter of Credit" means an irrevocable letter of credit authorizing drawings thereunder by the Trustee, issued by a national banking association, a bank, a trust company or other financial institution such as the Bank, satisfying the requirements of Section 5.15.

       "Alternate Credit Facility" means a surety bond, insurance policy, agreement guaranteeing payment or other undertaking by a financial institution, satisfying the requirements of Section 5.15.

       "Assessment Agreement" means the Assessment Agreement, dated as of December 1, 1995, between the Corporation and the Developer and any amendments or supplements thereto, including the exhibit thereto.

       "Assessment and Lien" means the Public Improvements Assessment and Lien, dated as of December 1, 1995, between the Corporation and the Developer, and any amendments and supplements thereto, including the exhibit thereto.

       "Authorized Representative" means such Person or Persons as are duly designated by resolution of the Corporation or otherwise to act on its behalf.

       "Available Moneys" means (i) proceeds of a drawing under the Letter of Credit or any Alternate Credit Facility and (ii) any moneys paid to the Trustee and with respect to which the Trustee has received an opinion of nationally recognized counsel experienced in bankruptcy matters and acceptable to the Trustee and the Rating Service to the effect that the use of such moneys to pay principal of, premium, if any, on or interest on the Bonds, as applicable, will not constitute an avoidable transfer under Section 547 of the United States Bankruptcy Code in the event of a bankruptcy case under the United States

Bankruptcy Code by or against the Corporation, as debtor; provided that when used with respect to payment of amounts due in respect of any Pledged Bonds or Corporation Bonds, "Available Moneys" means any moneys held by the Trustee and available for such payment pursuant to the terms of this Indenture, except for moneys drawn under the Letter of Credit or any Alternate Credit Facility.

       "Bank" means, initially, Dresdner Bank, AG, New York Branch, as issuer of the Letter of Credit, and its successors and assigns in that capacity and, in the event an Alternate Letter of Credit is outstanding, the issuer of the Alternate Letter of Credit.

       "Board" means the board of directors of the Corporation.

       "Bond Counsel" means an attorney-at-law or a firm of attorneys of nationally recognized standing in matters pertaining to bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

       "Bond Fund" means the fund created and established by Section 5.02.

       "Bond Service" means the principal of, premium, if any, on and interest on the Bonds for that period or payable at that time whether due at maturity or upon acceleration or redemption.

       "Bondholder Tender Notice" means a written notice in the form attached hereto as Exhibit C.

       "Bonds" means the Palomino Park Public Improvements Corporation, Assessment Lien Revenue Bonds, Series 1995, in the aggregate principal amount of $14,755,000, issued, authenticated and delivered pursuant to Article II.

       "Business Day" means any day other than a Saturday or Sunday or a day on which banks located in Denver, Colorado, or any other city in which the principal corporate trust office of the Trustee or the office of the Bank at which drawing documents are required to be presented under the Letter of Credit is located are required or authorized to close or on which The New York Stock Exchange is closed.

       "Closing Date" means December 20, 1995, the date of initial issuance and delivery of the Bonds.

       "Code" means the Internal Revenue Code of 1986, as amended.

       "Completion Date" means the date upon which the acquisition, construction and installation of the Public Improvements are completed, as such date shall be certified by the Consulting Engineers and the Corporation as required under the provisions of Section 3.3 of the Assessment Agreement.

       "Construction Fund" means the fund created and established by Section
5.02.

       "Consulting Engineers" means the firm of Construction Asset Advisors and any successor or successors thereof, retained as provided in the Assessment Agreement.

       "Conversion Date" means any Interest Payment Date on which the Rate Mode of the Bonds is converted to another Rate Mode pursuant to Section 2.06.

       "Corporation" means Palomino Park Public Improvements Corporation, a Colorado nonprofit corporation, and its successors and assigns.

       "Corporation Bonds" means any Bonds of which ownership is registered in the name of the Corporation.

       "Costs of Construction" means the following:

            (a) all costs which the Corporation is required to pay, under the terms of any contract or contracts, for the acquisition, construction or installation of the Public Improvements;

            (b) obligations of the Corporation incurred for labor and materials in connection with the acquisition, construction or installation of the Public Improvements, including reimbursement to the Corporation or the Developer for all advances and payments made;

            (c) the cost of performance or other bonds and any and all types of insurance that may be necessary or appropriate to have in effect during the course of construction of the Public Improvements;

            (d) all costs of engineering services, including the costs for test borings, surveys, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as the performance of all other duties required by or consequent to the proper construction of the Public Improvements; and

            (e)  interest on the Bonds prior to the Completion Date.

       "Costs of Issuance Fund" means the fund created and established by
Section 5.02.

       "Deed of Trust" means the Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases, dated as of December 1, 1995, from the Corporation to the Public Trustee of Douglas County, Colorado, for the use of the Trustee and the Bank, granting a lien upon the real estate described therein.

       "Developer" means Park at Highlands LLC, a Colorado limited liability company.

       "District" means Highlands Ranch Metropolitan District No. 2, Douglas County, Colorado, a quasi-municipal corporation organized under the laws of the State of Colorado.

       "DTC" means The Depository Trust Company, a limited purpose trust company organized under the laws of the State of New York, or its successors.

       "Eligible Investments" means

                 (i) Government Obligations; the Trustee, in purchasing Government Obligations, (a) may make any such purchase subject to agreement with the seller for repurchase by the seller at a later date, and in such connection may accept the seller's agreement for the payment of interest in lieu of the right to receive the interest payable by the issuer of the securities purchased, provided that the Government Obligations are marketable, that title to the Government Obligations so purchased by the Trustee shall vest in the Trustee, that the Trustee shall have actual or constructive possession of such Government Obligations, and that the current market value of such Government Obligations (or of cash or additional Government Obligations pledged with the Trustee as collateral for the purpose) is at all times at least equal to the principal and interest thereafter to become payable by the seller under said agreement, or (b) may purchase shares of a money market fund registered as an investment company under the Investment Company Act of 1940, as amended, if the investment policies of the fund seek to maintain a constant share price, no sales or load fee is added to the purchase price or deducted from the redemption price of the investments in the fund and the investments in the fund are of a type described in this clause (i) and such repurchase agreements thereof having a maximum maturity of one year and an average maturity of 120 days or less;

                 (ii) obligations issued by any state or political subdivision thereof and rated in the highest category, if rated as short-term obligations, or not lower than the third highest category in the case of general obligations or the second highest category in the case of revenue obligations, if rated as long term obligations, by Moody's or Standard & Poor's;

                (iii) commercial paper which is rated in the highest rating category by either Moody's or Standard & Poor's;

                 (iv) banker's acceptances issued by a bank organized under the laws of the United States of America or any state thereof having a combined capital and surplus of at least $250,000,000 whose deposits are insured by the Federal Deposit Insurance Corporation and whose long-term debt or the long-term debt of whose holding company is rated in one of the three highest rating categories by Moody's or Standard & Poor's;

                  (v) deposit accounts, certificates of deposit or bearer deposit notes in any bank, trust company or savings and loan association (including without limitation the Trustee or any bank affiliated with the Trustee) organized under the laws of the United States of America or any state thereof collateralized as provided by the laws of the State of Colorado for securing public deposits; and

                 (vi) other investments approved by the Bank.

       "Event of Default" means any of the events described as an Event of Default in Section 7.01.

       "Expiration Date" means the stated expiration date of the Letter of Credit, as extended or renewed, or, if such day is not a Business Day, on the next succeeding Business Day.

       "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all reasonable expenses properly incurred by the Trustee or any of its agents under this Indenture, other than Ordinary Services and Ordinary Expenses.

       "Fixed Mode" means the mode in which the Bonds bear interest at a Fixed Rate.

       "Fixed Rate" means a fixed rate of interest on the Bonds established in accordance with Section 2.05.

       "Fixed Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first date of the corresponding Fixed Rate Period.

       "Fixed Rate Period" means, with respect to conversion to the Fixed Mode, the period commencing on the Conversion Date and ending on the date payment of the principal or redemption price of the Bonds is made or provided in accordance with the provisions of the Indenture, whether at maturity, upon redemption or otherwise.

       "General Account" means the account established by the Trustee pursuant to Section 5.02.

       "Government Obligations" means direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America and including a receipt, certificate or any other evidence of an ownership interest in such obligations or in specified portions thereof (which may consist of specified portions of interest thereon).

       "Holder" or "Bondholder" means the Person in whose name a Bond is registered on the Register.

       "Indenture" means this Trust Indenture, as amended or supplemented from time to time.

       "Interest Payment Date" means, with respect to Bonds in the Weekly Mode, the first day of each month and, with respect to Bonds in the Term Mode or the Fixed Mode, each Semiannual Date.

       "Interest Rate for Advances" means the rate per annum which is two percentage points in excess of that interest rate announced by the Trustee in its commercial lending capacity as a bank as its "base rate."

       "Letter of Credit" means the irrevocable, direct-pay letter of credit issued by the Bank to the Trustee on the date of execution and delivery of this Indenture and any Alternate Letter of Credit, under which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Outstanding Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity, upon redemption or upon acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) while the Bonds bear interest at a Weekly Rate, an amount equal to interest to accrue at the Maximum Rate on the Outstanding Bonds for 210 days and, while the Bonds bear interest at a Term Rate or the Fixed Rate, an amount equal to interest to accrue at a rate not less than the Maximum Rate or the Fixed Rate then in effect on the Outstanding Bonds for 210 days (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds, as the same may be amended, transferred, reissued or extended in accordance with this Indenture, plus (c) while the Bonds bear interest at a Fixed Rate, an amount equal to the sum of the optional redemption premiums (if any).

       "Letter of Credit Debt Service Account" means the account established by the Trustee pursuant to Section 5.02.

       "Letter of Credit Notes" means the promissory notes, dated December 20, 1995, issued and evidencing reimbursement obligations of the Account Parties under the Letter of Credit Reimbursement Agreement.

       "Letter of Credit Reimbursement Agreement" means the Letter of Credit Reimbursement Agreement, dated as of December 1, 1995, between the Account Parties and the Bank relating to the Letter of Credit and the Bonds, as amended, supplemented or replaced from time to time.

       "Letter of Credit Purchase Account" means the account established by the Trustee pursuant to Section 4.04.

       "Maximum Rate" means the lesser of (i) the rate of interest agreed to by the provider of the Letter of Credit or any Alternate Letter of Credit which is initially 12%, or, (ii) the maximum rate permitted by applicable law.

       "Moody's" means Moody's Investors Service, Inc. or its successors.

       "Nominal Term Rate Period" means, with respect to a Term Mode, a period of two or more consecutive Semiannual Periods (expressed in years and half years) determined pursuant to Sections 2.04 and 2.06.

       "Operating Agreement" means the Operating Agreement, dated as of December 1, 1995, between the District and the Corporation, as amended, supplemented or replaced from time to time.

       "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered, and those expenses normally incurred, by a trustee under instruments similar to this Indenture.

       "Outstanding Bonds", "Bonds Outstanding" or "Outstanding" as applied to Bonds mean, as of the applicable date, all Bonds which have been authenticated and delivered, or which are being delivered by the Trustee under this Indenture, except:

       (a) Bonds cancelled or required to be cancelled upon surrender, exchange or transfer, or cancelled or required to be cancelled because of payment or redemption on or prior to that date pursuant to Section 2.12;

       (b)  On or after any purchase date for Bonds to be purchased pursuant to
            Article IV, all Undelivered Bonds (or portions of Bonds) which are purchased on such date, provided that funds sufficient for such purchase are on deposit with the Trustee;

       (c)  Bonds which are deemed paid in accordance with Article X; and

       (d) Bonds in substitution for which others have been authenticated and delivered under Section 2.11.

       For purposes of approval or consent by the Holders, "Outstanding Bonds," "Bonds Outstanding" or "Outstanding" as applied to Bonds shall not include Bonds owned by or on behalf of the Corporation (other than Pledged Bonds, which for such purposes shall be deemed owned by the pledgee) unless all of the Outstanding Bonds are so owned.

       "Person" or words importing persons means firms, associations, partnerships (including without limitation general and limited partnerships), joint ventures, societies, estates, trusts, corporations, limited liability companies, public or governmental bodies, other legal entities and natural persons.

       "Pledge and Security Agreement" means the Bond Pledge and Security Agreement, dated as of December 1, 1995, between the Corporation and Wellsford REIT, the Bank and the Trustee.

       "Pledged Bonds" mean the Bonds described in Section 4.05.

       "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same obligation as that evidenced by the particular Bond. For purposes of this definition, any Bond authenticated and delivered under Section 2.11 in substitution for a lost, wrongfully taken or destroyed Bond shall, except as otherwise provided in Section 2.11, be deemed to evidence the same obligation as the lost, wrongfully taken or destroyed Bond.

       "Prepayment Fund" means the fund created and established by
Section 5.02.

       "Property" means the real property described in Exhibit A to the Assessment and Lien, as amended.

       "Public Improvements" means certain public improvements consisting of water facilities, sanitation facilities, street improvements and parks and recreational facilities, together with all necessary, incidental and appurtenant properties, facilities, equipment and costs, all in substantial accord with certain plans and specifications approved by and on file with the Corporation and the Developer, with such amendments, modifications and alterations as shall be approved by and filed with the Corporation and the Developer, all located or to be located within the District.

       "Purchase Date" means (a) with respect to any optional tender for purchase pursuant to Section 4.01 of Bonds in the Weekly Mode, any Business Day designated as the date of such purchase pursuant to Section 4.01 and (b) with respect to any mandatory tender pursuant to Section 4.02 in the case of Bonds which are to be purchased upon conversion from one Rate Mode to another Rate Mode, the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day succeeding such Conversion Date, and (2) in the case of Bonds which are to be purchased upon expiration of a Term Rate Period, the first Business Day following the end of such Term Rate Period.

       "Rate Mode" means the Weekly Mode, Term Mode or Fixed Mode.

       "Rating Service" means Moody's, if the Bonds are rated by Moody's at the time, and Standard & Poor's, if the Bonds are rated by Standard & Poor's at the time, or if either shall be dissolved or no longer assigning credit ratings to long term debt, then any other nationally recognized entity assigning credit ratings to long term debt designated by the Corporation and satisfactory to the Trustee.

       "Rebate Fund" means the fund created and established by Section 5.02.

       "Receipts Fund" means the fund created and established by Section 5.02.

       "Register" means the books of the Corporation kept and maintained by the Trustee for registration and transfer of Bonds pursuant to Section 2.09.

       "Regular Record Date" means, while the Bonds are in the Weekly Mode, the close of business on the last Business Day preceding an Interest Payment Date and, while the Bonds are in the Term Mode or Fixed Mode, the close of business on the fifteenth day of the calendar month next preceding an Interest Payment Date.

       "Remarketing Agent" means, initially, First Interstate Bank of Arizona, N.A. and any Person meeting the qualifications of, and designated from time to time to act as remarketing agent under, Section 8.14. "Principal Office" of the Remarketing Agent means the principal office of the Remarketing Agent at the address of the Remarketing Agent set forth in Section 11.03, or any other office so designated in writing by the Remarketing Agent to the Corporation, the Trustee and the Bank.

       "Remarketing Agreement" means the Remarketing Agreement, dated as of December 1, 1995, between the Corporation and the Remarketing Agent, as amended, supplemented or replaced from time to time.

       "Remarketing Proceeds Purchase Account" means the account established by the Trustee pursuant to Section 4.03.

       "Representation Letter" means the Blanket Issuer Letter of
Representations, dated as of December 1, 1995, from the Corporation to DTC in the form attached hereto as Exhibit B.

       "Resolution" means the resolution of the Board authorizing the issuance of the Bonds and the execution and delivery of the Assessment Agreement, the Assessment and Lien, the Deed of Trust and this Indenture.

       "Revenues" means (a) the Corporation's interest in the Assessment and Lien, (b) all amounts payable to the Corporation under the Assessment and Lien,
(c) all other moneys received or to be received by the Corporation or the Trustee in respect of repayment of the Bonds, including without limitation, all moneys and investments in the Receipts Fund, the Bond Fund and the Prepayment Fund, (d) any proceeds of Bonds originally deposited with the Trustee for the payment of interest accrued on the Bonds or otherwise paid to the Trustee by or on behalf of the Corporation for deposit in the Bond Fund, (e) investment income with respect to any moneys held by the Trustee under the Indenture, and
(f) any moneys paid to the Trustee under the Letter of Credit or any Alternate Credit Facility; provided that the term "Revenues" does not include any moneys or investments in the Remarketing Proceeds Purchase Account or the Letter of Credit Purchase Account.

       "Secured Note" means the promissory note, dated December 20, 1995, from the Corporation to the Trustee.

       "Semiannual Date" means each June 1 and each December 1, commencing June 1, 1996.

       "Semiannual Period" means a six-month period commencing on a Semiannual Date and ending on and including the day immediately preceding the next Semiannual Date.

       "Special Record Date" means, with respect to any Bond, the date established by the Trustee in connection with the payment of overdue interest on that Bond pursuant to Section 2.09.

       "Standard & Poor's" means Standard & Poor's Ratings Services, a division of McGraw Hill, or its successors.

       "Supplemental Indenture" means any indenture supplemental to this Indenture entered into between the Corporation and the Trustee in accordance with Article IX.

       "Term Mode" means the mode in which the Bonds bear interest at a Term Rate based on a constant Nominal Term Rate Period.

       "Term Rate" means the rate of interest borne by the Bonds for a Term Rate Period determined pursuant to Section 2.04.

       "Term Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the corresponding Term Rate Period.

       "Term Rate Period" means a period of two or more consecutive Semiannual Periods equal to the applicable Nominal Term Rate Period determined pursuant to
Section 2.06 commencing on the Semiannual Date immediately following the last day of the immediately preceding Term Rate Period and running through and ending on the day immediately preceding the Semiannual Date which follows such commencement date by a period equal to such Nominal Term Rate Period; except that the first Term Rate Period after conversion from a Weekly Rate to a Term Rate shall commence on the Conversion Date of such conversion and end on and include the day immediately preceding the Semiannual Date which follows the Semiannual Date occurring on or immediately preceding such Conversion Date by a period equal to such Nominal Term Rate Period.

       "Term Rate Period End Interest Payment Date" means the Semiannual Date immediately following the last day of a Term Rate Period.

       "Trustee" means United States Trust Company of New York, as trustee, until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Trustee" shall mean the successor trustee. "Principal Office" of the Trustee means the principal corporate trust office or other office of the Trustee at the address of the Trustee set forth in Section 11.03, or any other corporate trust office so designated in writing by the Trustee to the Corporation, the Remarketing Agent and the Bank. "Delivery Office" of the Trustee means the office, in addition to its Principal Office, at which Bondholder Tender Notices may be delivered and where Bonds surrendered for purchase may be delivered to the Trustee, which office may be the office of an agent of the Trustee for such purpose and shall be designated in Section 11.03 or in a separate writing by the Trustee to the Corporation, the Remarketing Agent and the Bank.

       "Trust Estate" means those property and contract rights and Revenues specified in the granting clauses of this Indenture.

       "Undelivered Bonds" means any Bonds subject to purchase pursuant to
Section 4.01 or 4.02 which the Holder thereof has failed to deliver as described in Section 4.01 or 4.02.

       "Weekly Mode" means the mode in which Bonds bear interest at a Weekly
Rate.

       "Weekly Rate" means a floating weekly interest rate on the Bonds established and adjusted in accordance with Section 2.03.

       "Weekly Rate Calculation Date" means Tuesday in each calendar week or, if any Tuesday is not a Business Day, the first Business Day preceding such Tuesday.

       "Weekly Rate Period" means the seven-day period commencing on the first Wednesday following the corresponding Weekly Rate Calculation Date and running through Tuesday of the following calendar week; except that (i) the first Weekly Rate Period shall commence on the Closing Date and end on and include the first Tuesday occurring after the Closing Date, (ii) the first Weekly Rate Period following a conversion from a Term Mode to the Weekly Mode shall commence on the Conversion Date for such conversion and end on and include the first Tuesday occurring after such date, and (iii) the last Weekly Rate Period prior to a conversion from the Weekly Mode to the Term Mode or the Fixed Mode shall end on and include the last day immediately preceding the Conversion Date for such conversion.

       "Wellsford Pledge and Security Agreement" means the Wellsford Bond Pledge and Security Agreement, dated as of December 1, 1995, between the Corporation, Wellsford REIT and the Trustee.

       "Wellsford REIT" means Wellsford Residential Property Trust.

       "Wellsford REIT Note" means the promissory note, dated December 20, 1995, from the Corporation to Wellsford REIT.

       "Wellsford REIT Reimbursement Agreement" means the Reimbursement Agreement, dated as of December 1, 1995, between the Corporation and Wellsford REIT.

       SECTION 1.02. Interpretation; Time of Day. Unless the context indicates otherwise, words importing the singular number include the plural number, and vice versa. The terms "hereof", "hereby", "herein", "hereto", "hereunder", "hereinafter" and similar terms refer to this Indenture; and the term "hereafter" means after, and the term "heretofore" means before, the Closing Date. Words of any gender include the correlative words of the other genders, unless the context indicates otherwise.

       In this Indenture, unless otherwise indicated, all references to particular Articles, Sections or Subsections are references to the Articles, Sections or Subsections of this Indenture.

       In this Indenture, all references to any time of the day shall refer to Eastern standard time or Eastern daylight saving time, as in effect in New York, New York, on such day.

       SECTION 1.03. Captions, Headings and Table of Contents. The captions, headings and table of contents in this Indenture are solely for convenience of reference and in no way define, limit or describe the scope of any Articles, Sections, Subsections, paragraphs, subparagraphs or clauses hereof.


                              (End of Article I)

                                  ARTICLE II

                       AUTHORIZATION AND TERMS OF BONDS


       SECTION 2.01. Amount, Form and Issuance of Bonds. The Bonds shall, except as provided in Section 2.11, be limited to $14,755,000 in aggregate principal amount and shall contain substantially the terms recited in the forms of Bond set forth in Exhibit A to this Indenture. No additional series of Bond may be issued under this Indenture. All Bonds shall provide that Bond Service in respect thereof shall be payable out of the Revenues. The Corporation may cause a copy of the text of the opinion of Bond Counsel delivered in connection with the issuance of the Bonds to be printed on, or attached to, the Bonds, and, upon request of the Corporation and deposit with the Trustee of an executed counterpart of such opinion, the Trustee shall certify by manual or facsimile signature that printed on, or attached to, the Bonds is the complete text of such opinion. Pursuant to recommendations promulgated by the Committee on Uniform Security Identification Procedures, "CUSIP" numbers may be printed on the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

       Upon the execution and delivery hereof, the Corporation shall execute the Bonds and deliver them to the Trustee for authentication. The Trustee shall authenticate the Bonds and deliver them to, or on the order of, the initial purchaser thereof upon receipt of a written request and authorization to the Trustee on behalf of the Corporation, signed by an Authorized Representative of the Corporation, and upon payment to the Trustee of the amount specified therein.

       SECTION 2.02. Designation, Denominations, Maturity, Dated Dates, Interest Accrual and Tender.

       (a) The Bonds shall be designated "Palomino Park Public Improvements Corporation, Assessment Lien Revenue Bonds, Series 1995," and shall be substantially in the form attached hereto as Exhibit A-1 if the Bonds are in the Weekly Mode or the Term Mode or Exhibit A-2 if the Bonds are in the Fixed Mode.

       (b) The Bonds shall be issuable in denominations of $100,000 and integral multiples of $5,000 in excess thereof.

       (c) The Bonds shall mature, subject to prior redemption as provided in the form thereof recited in this Indenture, on December 1, 2035.

       (d) The Closing Date shall be set forth on the face side of all Bonds authenticated by the Trustee. Each Bond shall bear the date of its authentication.

       (e) Each Bond shall bear interest from (a) the Closing Date, if authenticated prior to the first Interest Payment Date, (b) from the date of authentication, if authenticated on an Interest Payment Date to which interest has been paid or (c) from the Conversion Date if converted to the Fixed Mode. Interest on the Bonds shall be paid on each Interest Payment Date. Each Bond shall bear interest on overdue principal at the rates borne by the Bonds during the period such principal is overdue. So long as the Bonds bear interest at a Weekly Rate, interest on the Bonds shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed and shall be paid on each Interest Payment Date for the interest accrued from the prior Interest Payment Date to the day immediately preceding the Interest Payment Date. Interest accruing on the Bonds at a Term Rate or Fixed Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

       (f) All Bonds shall initially bear interest at a Weekly Rate from the Closing Date determined in accordance with Section 2.03. The Bonds may be converted from one Rate Mode to another Rate Mode as provided in Section 2.06.

       (g) The Bonds shall be subject to optional and mandatory tender for purchase as provided in Article IV.

       SECTION 2.03. Weekly Rate. A Weekly Rate shall be determined for each Weekly Rate Period as described below. For each Weekly Rate Period and so long as the Bonds are in the Weekly Mode, the interest rate on the Bonds shall be the current market rate determined by the Remarketing Agent on the immediately preceding Weekly Rate Calculation Date, in accordance with this Section 2.03. On each Weekly Rate Calculation Date, the Remarketing Agent shall determine the Weekly Rate for the next succeeding Weekly Rate Period as the rate which if borne by the Bonds would, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, be the interest rate necessary, but would not exceed the interest rate necessary, to enable the Remarketing Agent to arrange for the sale of all of the Outstanding Bonds at a price equal to the principal amount thereof plus accrued interest thereon. Notice of such Weekly Rate shall be given by the Remarketing Agent to the Trustee by the close of business on the Weekly Rate Calculation Date. Except as hereinafter provided, no notice of Weekly Rates will be given to the Corporation, the Bank or the Holders; however, the Corporation, the Bank and the Holders may obtain Weekly Rates from the Trustee or the Remarketing Agent. Anything herein to the contrary notwithstanding, in no event shall the Weekly Rate borne by the Bonds exceed the Maximum Rate. The Remarketing Agent shall file such certification with the Trustee by the close of business on the Weekly Rate Calculation Date.

       In determining each Weekly Rate to be effective pursuant to this
Section 2.03, prevailing financial market conditions which the Remarketing Agent shall take into account shall include (i) existing short-term tax-exempt market rates and indexes of such short-term rates, (ii) the existing market supply and demand for short-term tax-exempt securities, (iii) existing yield curves for short-term tax-exempt securities for obligations of credit quality comparable to the Bonds, (iv) general economic conditions, (v) industry, economic and financial conditions that may affect or be relevant to the Bonds, and (vi) such other facts, circumstances and conditions as the Remarketing Agent, in its sole discretion, shall determine to be relevant.

       If for any reason the Remarketing Agent does not determine a Weekly Rate for any Weekly Rate Period as aforesaid, or if a court holds a rate for any Weekly Rate Period to be invalid or unenforceable, the Weekly Rate for that Weekly Rate Period shall be equal to the Weekly Rate in effect for the immediately preceding Weekly Rate Period. The Weekly Rate for any consecutive succeeding Weekly Rate Period for which the Remarketing Agent does not determine a Weekly Rate, or a court holds a rate to be invalid or unenforceable, shall be the arithmetic average of the daily 30-day (one-month) dealer (non-finance company) commercial paper rates for the Business Days during the seven-day Monday through Sunday period ending on the Sunday next preceding the first day of such Weekly Rate Period as reported in the weekly statistical release published by the Board of Governors of the Federal Reserve System entitled H.15 (519) for such Business Days; provided that if such statistical release (or a substitute therefor) ceases to be published by the

Federal Reserve System, then the dealer commercial paper rates to be used shall be the rates published in the money rates section of The Wall Street Journal (or any successor publication) as the rates of high-grade unsecured notes sold through dealers by major corporations in multiples of $1,000 for such Business Days.

       The determination of the Weekly Rate by the Remarketing Agent pursuant to this Indenture shall be conclusive and binding upon the Corporation, the Trustee, the Bank and the Holders.

       SECTION 2.04. Term Rate. A Term Rate shall be determined for each Term Rate Period as described below. Upon conversion to a Term Mode, a Nominal Term Rate Period shall be fixed by the Corporation pursuant to Section 2.06 as a term of two or more consecutive Semiannual Periods constituting the nominal length of each Term Rate Period thereafter until the date of a conversion to another Rate Mode. A Term Mode based on one Nominal Term Rate Period and a Term Mode based on another Nominal Term Rate Period are different Rate Modes. Each Term Rate shall be determined by the Remarketing Agent, on the Term Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the respective Term Mode in a secondary market sale at a price equal to the principal amount thereof, plus accrued interest, on the first Business Day of the respective Term Rate Period; provided that (1) if the Remarketing Agent fails for any reason to determine the Term Rate for any Term Rate Period, such Term Rate shall be equal to 120% of the average of the annual bond equivalent yield evaluations at par as of the first day of the corresponding Term Rate Period or, if such day is not a Business Day, the next preceding Business Day of United States Treasury obligations having a term to maturity similar to such Term Rate Period, and (2) no Term Rate shall exceed the lesser of (i) the interest rate at which the Letter of Credit then in effect provides coverage for at least 210 days' interest and (ii) the Maximum Rate. In determining a Term Rate pursuant to this Section 2.04, prevailing financial market conditions which the Remarketing Agent shall take into account shall include (i) existing long-term tax-exempt market rates and indexes of such long-term rates, (ii) the existing market supply and demand for long-term tax-exempt securities, (iii) existing yield curves for long-term tax-exempt securities for obligations of credit quality comparable to the Bonds, (iv) general economic conditions, (v) industry, economic and financial conditions that may affect or be relevant to the Bonds, and (vi) such other facts, circumstances and conditions as the Remarketing Agent, in its sole discretion, shall determine to be relevant. Notice of each Term Rate shall promptly be given by telephone (promptly confirmed in writing) by the Remarketing Agent to the Trustee, the Corporation and the Bank. Determinations of Term Rates pursuant to this Section 2.04 shall be conclusive and binding upon the Corporation, the Trustee, the Bank and the Holders.

       SECTION 2.05. Fixed Rate. Bonds in the Fixed Mode shall not be secured by the Letter of Credit, any Alternate Letter of Credit or any Alternate Credit Facility. A Fixed Rate shall be determined for each Fixed Rate Period as described below. The Fixed Rate shall be determined by the Remarketing Agent, on the Fixed Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the Fixed Mode in a secondary market sale at a price equal to the principal amount thereof plus accrued interest, on the first Business Day of the Fixed Rate Period; provided that in no event shall the Fixed Rate exceed the Maximum Rate. In determining a Fixed Rate pursuant to this Section 2.05, prevailing financial market conditions which the Remarketing Agent shall take into account shall include (i) existing long-term tax-exempt market rates and indexes of such long-term rates, (ii) the existing market supply and demand for long-term tax-exempt securities, (iii) existing yield curves for long-term tax-exempt securities for obligations of credit quality comparable to the Bonds, (iv) general economic conditions, (v) industry, economic and financial conditions that may affect or be relevant to the Bonds, and (vi) such other facts, circumstances and conditions as the Remarketing Agent, in its sole discretion, shall determine to be relevant. Notice of each Fixed Rate shall promptly be given by telephone (promptly confirmed in writing) by the Remarketing Agent to the Trustee, the Corporation and the Bank. Determinations of Fixed Rates pursuant to this Section 2.05 shall be conclusive and binding upon the Corporation, the Trustee, the Bank and the Holders.

       SECTION 2.06. Conversion at Option of Corporation. The Corporation shall have the option to convert the Bonds in whole or in part from one Rate Mode to another Rate Mode as herein provided on any Conversion Date the Corporation shall select; provided that (i) each Conversion Date shall be an Interest Payment Date, (ii) Bonds in a Term Mode may not be converted to another Rate Mode prior to the date on or after which the Bonds may first be redeemed at a redemption price of par plus accrued interest pursuant to their terms, (iii) Bonds in the Weekly Mode may not be converted to a Term Mode or Fixed Mode prior to the first Semiannual Date following the Closing Date or the Conversion Date on which the interest rate borne by the Bonds was converted to the Weekly Mode, (iv) Bonds in a Fixed Mode may not be converted to either the Weekly Mode or Term Mode and (v) in the case of a conversion of less than all the Bonds to the Fixed Mode, this Indenture shall be amended pursuant to the requirements of Section 9.07 to specify the Allocated Assessment Charges securing the Bonds so converted and the Allocated Assessment Charges securing the remainder of the Bonds and provide for the deposit of such Allocated Assessment Charges in separate accounts within the Bond Fund and the Prepayment Fund, the application of the moneys so deposited and such other changes to the Indenture as shall be necessary to secure the Bonds as contemplated hereby, and separate CUSIP numbers shall be assigned to Bonds in the Fixed Mode. The Corporation may exercise its option to convert the Bonds regardless of the number of times the Bonds have previously been converted pursuant to the exercise of its option to convert. The Corporation shall exercise such option by giving written notice from an Authorized Representative of the Corporation to the Trustee, the Remarketing Agent and the Bank, stating its election to convert the Rate Mode of the Bonds to another Rate Mode specified in such notice and stating the Conversion Date therefor, not less than 45 days prior to such Conversion Date. Upon receipt of such notice by the Trustee, the Trustee may conclusively assume that the Remarketing Agent and the Bank also received a copy of such notice and that such condition has been complied with. In connection with each conversion to a Term Mode, the Nominal Term Rate Period shall be selected by the Corporation and designated in such notice. Notice of the exercise of an option to convert shall not be effective unless, within 10 days after the delivery of such notice, there shall have been delivered to the Trustee (1) an opinion of Bond Counsel addressed to the Trustee, the Bank and the Remarketing Agent stating that such conversion is authorized or permitted by this Indenture, which opinion shall be confirmed by such Bond Counsel on the Conversion Date, (2) written consent of the Bank to such conversion, (3) in the case of a conversion to a Term Mode, an amendment to the Letter of Credit which provides for (i) an Expiration Date not earlier than the Expiration Date of the Letter of Credit and (ii) on and after such Conversion Date, coverage of 210 days' accrued interest on the Bonds at a rate not less than the interest rate at which the then current Letter of Credit provides coverage, subject to adjustment on the Conversion Date to the Maximum Rate, (4) in the case of a conversion from the Term Mode to the Weekly Mode an amendment to the Letter of Credit which provides for (i) an Expiration Date not earlier than the Expiration Date of the Letter of Credit and (ii) on and after the Conversion Date, coverage for 210 days' accrued interest on the Bonds at the Maximum Rate, and (5) written notice from the Rating Service that such conversion and the related amendment to the Letter of Credit or delivery of an Alternate Letter of Credit will not result in a withdrawal or reduction of the then current rating or ratings on the Bonds or setting forth a new rating or ratings on the Bonds effective upon such conversion. In the case of a conversion from one Rate Mode to another Rate Mode, the Trustee shall give notice by first-class mail, postage-prepaid, to the Holders not less than 30 days prior to the proposed Conversion Date stating (i) that, in the case of a conversion to a Term Mode, the interest rate on the Bonds is scheduled to be converted to a Term Rate and stating the Nominal Term Rate Period on which such Term Rate will be based, or in the case of a conversion to the Weekly Mode or the Fixed Mode, the interest rate on the Bonds is scheduled to be converted to a Weekly Rate or the Fixed Rate, (ii) the proposed Conversion Date, (iii) that the Corporation, on or before the tenth day prior to the proposed Conversion Date, may determine not to convert the Bonds in which case the Trustee shall notify the Bondholders in writing to such effect, and (iv) that all outstanding Bonds will be subject to a mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day following such Conversion Date at a price of par plus accrued interest. The Corporation, the Trustee, the Bank and the Remarketing Agent shall not be liable to any Holders for failure to give any notice required above or for failure of any Holders to receive any such notice. Upon each conversion under this Section 2.06, the Bonds shall be subject to mandatory purchase pursuant to Section 4.02 on the Conversion Date or if such Conversion Date is not a Business Day, the first Business Day following such Conversion Date.

       SECTION 2.07. Execution and Authentication of Bonds. The Bonds shall be executed by the manual or facsimile signature of the President of the Corporation, and the corporate seal of the Corporation or a facsimile thereof shall be affixed, imprinted, lithographed or reproduced thereon and attested by the manual or facsimile signature of the Secretary or Assistant Secretary of the Corporation. In case any officer whose signature or a facsimile of whose signature shall appear on any Bond shall cease to be that officer before the authentication of the Bond, the signature of such officer or the facsimile thereof nevertheless shall be valid and sufficient for all purposes, the same as if he had remained in office until that time. Any Bond may be executed on behalf of the Corporation by an officer who, on the date of execution is the proper officer, although on the date of authentication of the Bond that person was not the proper officer.

       No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until a certificate of authentication, substantially in the form set forth in Exhibit A to this Indenture, has been signed by the Trustee. The authentication by the Trustee upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and is entitled to the security and benefit of this Indenture. The certificate of the Trustee may be executed by any person authorized by the Trustee, and it shall not be necessary that the same authorized person sign the certificates of authentication on all of the Bonds.

       SECTION 2.08. Special and Limited Obligations. The Bonds and the interest thereon are special and limited obligations of the Corporation, payable solely from Allocated Assessment Charges, other amounts payable under the Assessment Agreement and the Assessment and Lien and other amounts attributable from the Trust Estate, including, without limitation, except as otherwise provided herein, the Letter of Credit or any Alternate Credit Facility, and do not now, and shall never constitute a general obligation of the Corporation. Neither the Corporation, the District, the State of Colorado nor any other political subdivision of the State of Colorado shall be obligated to pay the principal, purchase price, or redemption price of or interest on the Bonds or other costs incident thereto, except from the Trust Estate, including the Letter of Credit or any Alternate Credit Facility.

       SECTION 2.09. Payment and Ownership of Bonds. Bond Service shall be payable in lawful money of the United States of America without deduction for the services of the Trustee. The Trustee shall act as paying agent for the Bonds. Subject to the provisions of the second paragraph of this Section 2.09 and Sections 2.13 and 2.14, (i) the principal of and any premium on any Bond shall be payable when due to a Holder upon presentation and surrender of such Bond at the Principal Office of the Trustee, and (ii) interest on any Bond shall be paid on each Interest Payment Date by check or draft which the Trustee shall cause to be mailed on that date to the Person in whose name the Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date applicable to that Interest Payment Date on the Register at the address appearing therein. If and to the extent, however, that the Corporation fails to make payment or provision for payment of interest on any Bond on any Interest Payment Date, that interest shall cease to be payable to the Person who was the Holder of that Bond (or of one or more Predecessor Bonds) as of the applicable Regular Record Date. When moneys become available for payment of that interest, (a) the Trustee shall, pursuant to Subsection 7.06(d), establish a Special Record Date for the payment of that interest which shall be not more than 15 nor fewer than 10 days prior to the date of the proposed payment, and (b) the Trustee shall cause notice of the proposed payment and of the Special Record Date to be mailed by first-class mail, postage-prepaid, to each Holder at its address as it appears on the Register not fewer than 15 days prior to the Special Record Date and, thereafter, that interest shall be payable to the Persons who are the Holders of the Bonds (or their respective Predecessor Bonds) at the close of business on the Special Record Date.

       The interest and the principal or redemption price and purchase price becoming due with respect to the Bonds shall, at the written request of the Holder of at least $1,000,000 aggregate principal amount of such Bonds received by the Trustee at least two Business Days before the corresponding Regular Record Date or maturity, redemption or purchase date, be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder specified in such request and entered by the Trustee on the Register, but, in the case of principal or redemption price and purchase price, only upon presentation and surrender of such Bonds at the Principal Office of the Trustee.

       Subject to the foregoing, each Bond delivered under this Indenture upon transfer thereof, or in exchange for or in replacement of any other Bond, shall carry the rights to interest accrued and unpaid, and to accrue on that Bond, or which were carried by that Bond.

       Except as provided in this Section 2.09 and in the first paragraph of
Section 2.10, (i) the Holder of any Bond shall be deemed and regarded as the absolute owner thereof for all purposes of this Indenture, (ii) payment of or on account of the Bond Service on any Bond shall be made only to or upon the order of that Holder or its duly authorized attorney in the manner permitted by this Indenture, and (iii) neither the Corporation nor the Trustee shall, to the extent permitted by law, be affected by notice to the contrary. All of those payments shall be valid and effective to satisfy and discharge the liability upon that Bond, including without limitation the interest thereon to the extent of the amount or amounts so paid.

       SECTION 2.10. Registration, Transfer and Exchange of Bonds. All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture. The Trustee shall act as registrar and transfer agent for the Bonds. So long as any of the Bonds remain outstanding, the Corporation shall cause books for the registration and transfer of Bonds, as provided in this Indenture, to be maintained and kept at the Principal Office of the Trustee.

       Bonds may be exchanged, at the option of their Holder, for Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds being exchanged. The exchange shall be made upon presentation and surrender of the Bonds being exchanged at the Principal Office of the Trustee, together with an assignment duly executed by the Holder or its duly authorized attorney in form and with guarantee of signature satisfactory to the Trustee.

       Any Bond may be transferred upon the Register, upon presentation and surrender thereof at the Principal Office of the Trustee, together with an assignment duly executed by the Holder or its duly authorized attorney in form and with guarantee of signature satisfactory to the Trustee. Upon transfer of any Bond, the Corporation shall execute in the name of the transferee, and the Trustee shall authenticate and deliver, a new Bond or Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed principal amount of, and bearing interest at the same rate and maturing on the same date or dates as, the Bonds presented and surrendered for transfer.

       In all cases in which Bonds shall be exchanged or transferred hereunder, the Corporation shall execute, and the Trustee shall authenticate and deliver, Bonds in accordance with the provisions of this Indenture. The exchange or transfer shall be made without charge; provided that the Corporation or the Trustee may make a charge for every exchange or transfer of Bonds sufficient to reimburse them for any tax or excise required to be paid with respect to the exchange or transfer. The charge shall be paid before a new Bond is delivered.

       All Bonds issued upon any transfer or exchange of Bonds shall be the valid obligations of the Corporation, evidencing the same obligation, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon transfer or exchange. While the Bonds are in the Fixed Mode, the Trustee shall not be required to exchange or transfer (i) any Bond during a period beginning at the opening of business ten days before the date of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, (ii) any Bond selected for redemption, in whole or in part, or
(iii) any Bond during the period of 15 days preceding any Interest Payment
Date.

       In case any Bond is redeemed in part only, on or after the redemption date and upon presentation and surrender of the Bond, the Corporation, subject to the provisions of Sections 2.13 and 2.14, shall cause execution of, and the Trustee shall authenticate and deliver, a new Bond or Bonds in authorized denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date or dates as, the Bond redeemed in part.

       SECTION 2.11. Mutilated, Lost, Wrongfully Taken or Destroyed Bonds. If any Bond is mutilated, lost, wrongfully taken or destroyed, in the absence of written notice to the Corporation or the Trustee that a lost, wrongfully taken or destroyed Bond has been acquired by a bona fide purchaser, the Corporation shall execute, and the Trustee shall authenticate and deliver, a new Bond of like date, maturity and denomination and of the same series as the Bond mutilated, lost, wrongfully taken or destroyed; provided that (i) in the case of any mutilated Bond, the mutilated Bond first shall be surrendered to the Trustee, and (ii) in the case of any lost, wrongfully taken or destroyed Bond, there first shall be furnished to the Corporation and the Trustee evidence of the loss, wrongful taking or destruction satisfactory to the Trustee, together with indemnity satisfactory to it and to the Authorized Representative of the Corporation. The Corporation and the Trustee may charge the Holder of a mutilated, lost, wrongfully taken or destroyed Bond their reasonable fees and expenses in connection with their actions pursuant to this Section.

       Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute Bond for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price and interest then due or becoming due shall be paid by the Trustee in accordance with the terms of the mutilated, lost, wrongfully taken or destroyed Bond without substitution therefor.

       Every substituted Bond issued pursuant to this Section 2.11 shall constitute an additional contractual obligation of the Corporation and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder unless the Bond alleged to have been lost, wrongfully taken or destroyed shall be at any time enforceable by a bona fide purchaser for value without notice. In the event the Bond alleged to have been lost, wrongfully taken or destroyed shall be enforceable by anyone, the Corporation may recover the substitute Bond from the Bondholder to whom it was issued or from anyone taking under the Bondholder except a bona fide purchaser for value without notice.

       All Bonds shall be held and owned on the express condition that the foregoing provisions of this Section 2.11 are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Bonds and, to the extent permitted by law, shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or hereafter enacted.

       SECTION 2.12. Cancellation of Bonds. Any Bond surrendered pursuant to this Article II for the purpose of payment, redemption, retirement or for exchange, replacement or transfer shall be cancelled upon presentation and surrender thereof to the Trustee. Bonds purchased pursuant to Section 4.01 or
4.02 shall not be surrendered Bonds and shall be Outstanding Bonds, unless otherwise specifically provided in this Indenture.

       The Corporation may deliver at any time to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder, which the Corporation may have purchased pursuant to the provisions of this Indenture. All Bonds so delivered shall be cancelled promptly by the Trustee.

Certification of the surrender and cancellation shall be made to the Corporation by the Trustee at least twice each calendar year. Cancelled Bonds shall be destroyed by the Trustee by shredding or incineration immediately after their cancellation. The Trustee shall provide certificates describing the destruction of cancelled Bonds to the Corporation.

       SECTION 2.13. Special Agreement with Holders. Notwithstanding any provision of this Indenture or of any Bond to the contrary, the Trustee may enter into an agreement with any Holder providing for making all payments to that Holder of principal of and interest and any premium on that Bond or any part thereof at a place and by a method (including wire transfer of federal funds) other than as provided in this Indenture and in the Bond, without presentation or surrender of the Bond, upon any conditions which shall be satisfactory to the Trustee; provided that (i) except as otherwise provided in
Section 2.14, payment of principal shall be made only upon presentation and surrender of the Bond and (ii) payment in any event shall be made to the Person in whose name a Bond shall be registered on the Register, with respect to payment of principal and premium, on the date such principal and premium is due, and, with respect to the payment of interest, as of the applicable Regular Record Date, Special Record Date or other date agreed upon, as the case may be. The Trustee will furnish a copy of each such agreement, upon request, to the Corporation and the Bank. Any payment of principal, premium or interest pursuant to such an agreement shall constitute payment thereof pursuant to, and for all purposes of, this Indenture.

       SECTION 2.14.  Book-Entry System for the Bonds.

       (a) Notwithstanding the foregoing provisions of this Article II, the Bonds shall initially be issued in the form of one fully-registered bond for the aggregate principal amount of the Bonds of each maturity date, which Bonds shall be registered in the name of Cede & Co., as nominee of DTC. Except as provided in paragraph (g) below, all of the Bonds shall be registered in the Register in the name of Cede & Co., as nominee of DTC; provided that if DTC shall request that the Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Bonds for an equal aggregate principal amount of Bonds registered in the name of such nominee or nominees of DTC. No person other than DTC or its nominee shall be entitled to receive from the Corporation or the Trustee either a Bond or any other evidence of ownership of the Bonds, or any right to receive any payment in respect thereof, unless DTC or its nominee shall transfer record ownership of all or any portion of the Bonds on the Register in connection with discontinuing the book-entry system as provided in paragraph (g) below or otherwise.

       (b) So long as the Bonds or any portion thereof are registered in the name of DTC or any nominee thereof, all payments of the principal or redemption price of or interest on such Bonds shall be made to DTC or its nominee in accordance with the Representation Letter on the dates provided for such payments under this Indenture. Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Corporation or the Trustee with respect to the principal or redemption price of or interest on the Bonds to the extent of the sum or sums so paid. In the event of the redemption of less than all of the Bonds outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bond certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, upon request, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

       (c) The Corporation and the Trustee may treat DTC (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Holders under this Indenture, registering the transfer of Bonds, obtaining any consent or other action to be taken by Bondholders and for all other purposes whatsoever; and neither the Corporation nor the Trustee shall be affected by any notice to the contrary. Neither the Corporation nor the Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership interest in the Bonds under or through DTC or any such participant, or any other person which is not shown on the Register as being a Holder, with respect to either: (1) the Bonds, (2) the accuracy of any records maintained by DTC or any such participant, (3) the payment by DTC or any such participant of any amount in respect of the principal or redemption price of or interest on the Bonds, (4) any notice which is permitted or required to be given to Holders under this Indenture, (5) the selection by DTC or any such participant of any person to receive payment in the event of a partial redemption of the Bonds, and (6) any consent given or other action taken by DTC as Holder.

       (d) So long as the Bonds or any portion thereof are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Bondholders under this Indenture shall be given to DTC as provided in the Representation Letter.

       (e) In connection with any notice or other communication to be provided to Bondholders pursuant to this Indenture by the Corporation or the Trustee with respect to any consent or other action to be taken by Bondholders, DTC shall consider the date of receipt of notice requesting such consent or other action as the record date for such consent or other action, provided that the Corporation or the Trustee may establish a special record date for such consent or other action. The Corporation or the Trustee shall give DTC notice of such special record date not less than 15 calendar days in advance of such special record date to the extent possible.

       (f) At or prior to settlement for the Bonds, the Corporation and the Trustee shall execute or signify their approval of the Representation Letter in substantially the form attached hereto as Exhibit B. Any successor trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Representation Letter.

       (g) The book-entry system for registration of the ownership of the Bonds may be discontinued at any time if either (1) after notice to the Corporation and the Trustee, DTC determines to resign as securities depository for the Bonds, or (2) after notice to DTC and the Trustee, the Corporation determines that continuation of the system of book-entry transfers through DTC (or through a successor securities depository) is not in the best interests of the Corporation. In either of such events (unless in the case described in clause (2) above, the Corporation appoints a successor securities depository), the Bonds shall be delivered in registered certificate form to such persons, and in such maturities and principal amounts, as may be designated by DTC, but without any liability on the part of the Corporation or the Trustee for the accuracy of such designation. Whenever DTC requests the Corporation and the Trustee to do so, the Corporation and the Trustee shall cooperate with DTC in taking appropriate action after reasonable notice to arrange for another securities depository to maintain custody of certificates evidencing the Bonds.

       (h) Upon remarketing of Bonds in accordance with Section 4.03 herein, payment of the purchase price thereof shall be made to DTC, and no surrender of certificates is expected to be required. Such sales shall be made through DTC participants (which may include the Remarketing Agent) and the new beneficial owners of such Bonds shall not receive delivery of Bond certificates. DTC shall transmit payment to DTC participants, and DTC participants shall transmit payment to beneficial owners whose Bonds were purchased pursuant to a remarketing. Neither the Corporation, the Trustee nor the Remarketing Agent is responsible for transfers of payment to DTC participants or beneficial owners.

       (i) The provisions of this Section 2.14 are subject to the provisions of Article IV relating to Pledged Bonds.


                              (End of Article II)

                                  ARTICLE III

                        REDEMPTION OR PURCHASE OF BONDS


       SECTION 3.01. Terms of Redemption. The Bonds shall be subject to redemption prior to maturity as follows:

       (a) Mandatory Redemption-Prepayments and Other Moneys. The Bonds shall be subject to mandatory redemption, in whole or in part, on any Interest Payment Date to the extent that there are deposits in the Prepayment Fund pursuant to provisions of Section 5.08 or on the dates and in the amounts determined by the Corporation in connection with conversion to a Term Rate or a Fixed Rate and implemented by amendment hereto, at a redemption price (expressed as a percentage of principal amount) of 100% plus accrued interest to the redemption date. Bonds in the Weekly Mode or the Term Mode shall be redeemable only if moneys are on deposit in the Letter of Credit Debt Service Account for reimbursement to the Bank of the redemption price. In such case, the Trustee shall draw on the Letter of Credit in the manner provided by
Section 5.04 to pay the principal of and interest on any Bonds called for redemption pursuant to this Subsection 3.01(a). Except as otherwise provided in this Subsection 3.01(a), the Trustee shall pay the redemption price on all Bonds redeemed under this Subsection 3.01(a) in the manner and from the sources set forth in Section 5.04 with respect to the payment of Bond Service.

       (b) Optional Redemption. Bonds in the Weekly Mode shall be subject to optional redemption, in whole or in part, on any Interest Payment Date, from any moneys of the Corporation excluding deposits in the Prepayment Fund, at a redemption price (expressed as a percentage of principal amount) of 100% plus accrued interest to the redemption date. Bonds in the Term Mode shall not be subject to optional redemption. Bonds in the Fixed Mode shall be subject to optional redemption, in whole or in part, on any Interest Payment Date after the expiration of the periods during which optional redemption is not permitted set forth below, from any moneys of the Corporation excluding deposits in the Prepayment Fund, at the redemption prices (expressed as percentages of the principal amount) set forth below plus accrued interest to the redemption date.



Fixed Rate Period
-----------------
  Equal to                               Initial     Annual
 or Greater     But Less      No Call  Redemption   Reduction     No Premium
    Than          Than        Period      Price    in Premium        After
------------    --------      -------  ----------  ----------     ----------

15 Years           N/A       10 Years     102%        1/2%         14th Year
10 Years        15 Years      8 Years     102         1/2          12th Year
 5 Years        10 Years      5 Years     101         1/2           7th Year
N/A              5 Years      2 Years     101         1/2           4th Year

Bonds in the Weekly Mode shall be redeemable only if moneys are on deposit in the Letter of Credit Debt Service Account for reimbursement to the Bank of the redemption price, unless the Bank has requested the redemption and agreed to waive this requirement. In such case, the Trustee shall draw on the Letter of Credit in the manner provided by Section 5.04 to pay the principal of, premium, if any, on and interest on any Bonds called for redemption pursuant to this

Subsection 3.01(b). Except as otherwise provided in this Subsection 3.01(b), the Trustee shall pay the redemption price on all Bonds redeemed under this Subsection 3.01(b) in the manner and from the sources set forth in Section 5.04 with respect to the payment of Bond Service.

       SECTION 3.02. Partial Redemption. If fewer than all of the Bonds are to be redeemed, the selection of Bonds to be redeemed, or portions thereof in amounts of $5,000 in excess of $100,000, shall be made by lot or by such other method as the Trustee deems fair and appropriate; provided that Bonds owned by holders other than the Bank, Wellsford and the Corporation shall be redeemed first, any Pledged Bonds pledged to the Bank shall be redeemed second, any Pledged Bonds pledged to Wellsford shall be redeemed third and any Corporation Bonds shall be redeemed fourth. In the case of a partial redemption of Bonds when Bonds of denominations greater than $5,000 are then outstanding, each $5,000 unit of face value of principal thereof shall be treated as though it were a separate Bond of the denomination of $5,000. If it is determined that one or more, but not all, of the $5,000 units of face value represented by a Bond are to be called for redemption, then upon notice of redemption of a $5,000 unit or units, the Holder of that Bond shall, subject to Section 2.12, surrender the Bond to the Trustee (a) for payment of the redemption price of the $5,000 unit or units of face value called for redemption (including without limitation the interest accrued to the date fixed for redemption and any premium) and (b) for delivery, without charge to the Holder thereof, of a new Bond or Bonds of any authorized denomination or denominations in an aggregate principal amount equal to the unmatured and unredeemed portion of, and bearing interest at the same rate and maturing on the same date as, the Bond surrendered.

       SECTION 3.03. Election to Redeem. Except in the case of redemption pursuant to any mandatory redemption provisions of this Indenture, Bonds shall be redeemed only after written notice from the Corporation to the Trustee and the Bank or by written notice from the Bank to the Corporation and the Trustee. Such notice shall specify the redemption date and the principal amount of Bonds to be redeemed, and shall be given at least 45 days prior to the redemption date.

       SECTION 3.04.  Notice of Redemption.

       (a) When required to redeem Bonds under any provision of this Indenture, or when directed to do so by the Corporation or the Bank pursuant to the provisions of this Indenture, the Trustee shall cause notice of the redemption to be given not more than 60 days and not less than 30 days prior to the redemption date, by mailing copies of such notice of redemption by first-class mail, postage-prepaid, to all Holders of Bonds to be redeemed at their registered addresses, but failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption of any other Bond with respect to which notice was properly given. Each such notice shall be dated and shall be given in the name of the Corporation and shall state the following information:

            (i) the identification numbers, as established under the Indenture, and the CUSIP numbers, if any, of the Bonds being redeemed, provided that any such notice shall state that no representation is made as to the correctness of CUSIP numbers either as printed on such Bonds or as contained in the notice of redemption and that reliance may be placed only on the identification numbers contained in the notice or printed on such Bonds;

            (ii) any other descriptive information needed to identify accurately the Bonds being redeemed;

           (iii) in the case of partial redemption of any Bonds, the respective principal amounts thereof to be redeemed;

            (iv) the redemption date;

            (v)  the redemption price;

            (vi) that on the redemption date the redemption price will become due and payable upon each such Bond or portion thereof called for redemption, and that interest thereon shall cease to accrue from and after said date; and

           (vii) the place where such Bonds are to be surrendered for payment of the redemption price, which place of payment shall be the Principal Office of the Trustee.

In addition, the Trustee shall at all reasonable times make available to any interested party complete information as to Bonds which have been redeemed or called for redemption.

       (b) In addition to the foregoing notice, further notice of any redemption of Bonds hereunder shall be given by the Trustee, by registered or certified mail or overnight delivery service to (i) the Rating Service and to The Bond Buyer, or their respective successors, if any, and to (ii) Financial Information, Inc.'s "Daily Called Bond Service," 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302, Attention: Editor; Kenny Information Services' "Called Bond Service," 55 Bond Street, 28th Floor, New York, New York 10004; Moody's "Municipal and Government," 99 Church Street, 8th Floor, New York, New York 10007, Attention: Municipal News Report; and Standard and Poor's "Called Bond Record," 26 Broadway, 3rd Floor, New York, New York 10004; or, in accordance with then-current guidelines of the Securities and Exchange Commission, to such other addresses and/or such other services, as the Corporation may designate with respect to the Bonds, or no such services, as the Corporation may designate in a certificate delivered to the Trustee. So long as the Bonds or any portion thereof are held by DTC, the Trustee shall send each notice of redemption of the Bonds to DTC at 711 Stewart Avenue, Garden City, New York, 11530, Attention: Call Notification Department
(FAX - (516) 227-4039) or at such other address as may be provided in writing to the Trustee from time to time. The foregoing notice of redemption shall be sent to DTC at least 30 days prior to the redemption date by legible facsimile transmission, certified or registered mail, overnight delivery service or another secure method which enables the Trustee subsequently to verify the transmission of such notice. Such further notice shall contain the information required in Subsection 3.04(a). Failure to give all or any portion of such further notice shall not in any manner defeat the effectiveness of a call for redemption if notice thereof is given to the Bondholders as prescribed in Subsection 3.04(a).

       (c) If at the time of mailing of notice of any optional redemption there shall not have been deposited moneys in the Bond Fund available for payment pursuant to Subsection 5.04(c) sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional in that it is subject to the deposit of the redemption moneys in the Bond Fund available for payment pursuant to Section 5.04 not later than 12:00 noon on the redemption date, in which case such notice shall be of no effect unless moneys are so deposited.

       SECTION 3.05. Payment of Redeemed Bonds. If (a) unconditional notice of the redemption has been duly given or duly waived by the Holders of all Bonds called for redemption or (b) conditional notice of redemption has been so given or waived and Available Moneys for such redemption have been duly deposited with the Trustee, then in either such case the Bonds called for redemption shall be payable on the redemption date at the applicable redemption price. Payment of the redemption price together with accrued interest shall be made by the Trustee as described in Subsection 3.01(b) to or upon the order of the Holders of the Bonds called for redemption upon surrender of such Bonds, except as otherwise provided in Section 2.13.

       Upon the payment of the redemption price of Bonds being redeemed, each check or other transfer of funds issued for such purpose shall bear the CUSIP number identifying, by issue and maturity, the Bonds being redeemed with the proceeds of such check or other transfer.

       All moneys deposited in the Bond Fund or the Prepayment Fund and held by the Trustee for the redemption of particular Bonds shall be held in trust for the account of the Holders thereof and shall be paid to them, respectively, upon presentation and surrender of those Bonds, except as otherwise provided in
Section 2.14.

       SECTION 3.06. Purchase of Bonds. In lieu of redemption and payment the Bonds may be purchased and held by the Corporation or the Bank upon the terms and subject to the provisions contained in this Article III.


                             (End of Article III)

                                  ARTICLE IV

                       PURCHASE AND REMARKETING OF BONDS


       SECTION 4.01. Purchase on Demand of Holder During Weekly Mode. While the Bonds are in the Weekly Mode, any Bond (or portion thereof in an authorized denomination) shall be purchased on the demand of the Holder thereof on any Business Day designated by such Holder in a Bondholder Tender Notice at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Purchase Date, if there is delivered to the Trustee at its Principal Office and to the Remarketing Agent at its Principal Office, a Bondholder Tender Notice which (i) states the principal amount (or portion thereof) of such Bond and (ii) states the Purchase Date on which such Bond (or portion thereof) shall be purchased pursuant to this Section 4.01, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee and the Remarketing Agent; provided that, if the principal amount of Bonds to be purchased from a Holder pursuant to a demand under this Section 4.01 is less than the total principal amount of Bonds held by such Holder, then the principal amount of Bonds so demanded to be purchased from such Holder shall be equal to at least $100,000 and the principal amount of Bonds retained by such Holder after such purchase shall be at least $100,000. By delivering the Bondholder Tender Notice, the Holder irrevocably agrees to deliver such Bond, if not held in book-entry form, duly endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee, to the Delivery Office of the Trustee or any other address designated by the Trustee at or prior to 12:00 noon on the Purchase Date specified in the Bondholder Tender Notice. The determination by the Trustee of a Holder's compliance with the Bondholder Tender Notice and Bond delivery requirements of this Section 4.01 is in the sole discretion of the Trustee and binding on the Corporation, the Remarketing Agent, the Bank and the Holder of the Bonds. Any Bondholder Tender Notice which the Trustee determines is not in compliance with this Section shall be of no force or effect.

       So long as the Bonds are registered to, and held in book-entry form by, DTC or its nominee, the beneficial owner of Bonds is responsible for submitting the Bondholder Tender Notice and shall be treated as the Holder of such Bonds for such purpose, and such notice need only be submitted to the Remarketing Agent.

       Any election by a Holder to tender a Bond (or portion thereof) for purchase on a Business Day in accordance with this Section 4.01 shall be irrevocable and shall be binding on the Holder making such election and on any transferee of such Holder. Each Bondholder Tender Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the Purchase Date at a price equal to the purchase price of such Bond (or portion thereof), (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of the purchase price to the Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond in part for other Bonds a principal amount equal to the retained portion so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Holder will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Holder to receive such purchase price upon surrender of such Bond, if not held in book-entry form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Holder will hold such Bond as agent for the Trustee. If the Bonds are not held in book-entry form and, after delivery to the Trustee and the Remarketing Agent of a Bondholder Tender Notice in accordance with this
Section 4.01, the Holder making such election shall fail to deliver such Bond or Bonds described in the Bondholder Tender Notice to the Trustee at its Delivery Office on or before 12:00 noon on the applicable Purchase Date as required by this Section 4.01, then the Undelivered Bond or portion thereof described in such Bondholder Tender Notice shall be deemed to have been tendered for purchase to the Trustee and, to the extent that there shall be held by the Trustee on or before the applicable Purchase Date an amount sufficient to pay the purchase price thereof and available for such purpose pursuant to the terms of this Section 4.01, such Undelivered Bond shall on such Purchase Date cease to bear interest and no longer shall be considered to be outstanding. Moneys held by the Trustee for the purchase of the Undelivered Bonds in accordance with the provisions of this Section 4.01 shall be held in a special separate trust account for the Holders of such Undelivered Bonds. Such moneys shall be held by the Trustee uninvested and without liability for interest pending delivery of such Undelivered Bonds to the Trustee.

       The Trustee shall, as to any Undelivered Bond, promptly place a stop transfer against an appropriate amount of Bonds registered in the name of the Holder thereof on the Register. The Trustee shall place such stop transfer commencing with the lowest serial number Bond registered in the name of such Holder (until stop transfers have been placed against an appropriate amount of Bonds) until the appropriate tendered Bonds are delivered to the Trustee. Upon such delivery, the Trustee shall make any necessary adjustments to the Register.

       If the Bonds are not held in book-entry form and if for any reason a Holder fails to deliver a tendered Bond to the Trustee on the Purchase Date, the Corporation shall execute and the Trustee shall authenticate and deliver in accordance with Section 4.03 a new Bond or Bonds in replacement of the Undelivered Bond. The replacement of any such Undelivered Bond shall not be deemed to create a new obligation, but such Bond as is issued in replacement shall be deemed to evidence the obligation previously evidenced by the Undelivered Bond.

       A Holder who gives a Bondholder Tender Notice may repurchase the Bonds so tendered on the Purchase Date if the Remarketing Agent agrees to remarket such Bond to such Holder, and if the Remarketing Agent agrees to remarket the specified Bond to such Holder prior to delivery of such Bonds as set forth above, the delivery requirement set forth above shall be waived.

       Upon surrender of any Bond which is not held in book-entry form for purchase in part only, the Corporation shall execute and the Trustee shall authenticate and deliver to the Holder thereof a new Bond or Bonds of the same maturity, of authorized denominations, in an aggregate principal amount equal to the unpurchased portion of the Bond surrendered.

       On the date set for purchase of Bonds to be purchased pursuant to this
Section 4.01 and upon receipt by the Trustee of 100% of the aggregate purchase price of such Bonds, the Trustee shall pay the purchase price of such Bonds to the selling Holders thereof at its Principal Office or Delivery Office at or before 5:00 p.m.; provided that such Bond (if not held in book-entry form) shall have been surrendered to the Trustee properly endorsed for transfer on such date with all signatures guaranteed at or prior to 12:00 noon on such

Purchase Date. Such payment shall be made in immediately available funds and shall be made only with the following funds in the following order of availability:


       (1) moneys held in the Remarketing Proceeds Purchase Account representing proceeds from the remarketing of such Bonds by the Remarketing Agent to any Person other than the Corporation;

       (2) proceeds from a drawing on the Letter of Credit deposited directly into the Letter of Credit Purchase Account (provided that such proceeds shall not be applied to purchase Pledged Bonds or Corporation Bonds); and

       (3) moneys constituting Available Moneys held in the Bond Fund and available to make such payment.

       No purchase of Bonds pursuant to this Section 4.01 shall be deemed to be a payment or a redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the obligation of such Bonds.

       SECTION 4.02. Mandatory Purchase on Each Conversion Date, at End of Each Term Rate Period and Prior to the Expiration Date. The Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof plus, in the case of purchases on a Purchase Date which is not an Interest Payment Date, accrued interest thereon, as follows:

            (a) on each Conversion Date or at the end of each Term Rate Period, or if such date is not a Business Day, the first Business Day succeeding such date;

            (b) while the Bonds are in the Weekly Mode or the Term Mode, on the Interest Payment Date next preceding but not less than five days prior to the Expiration Date of the Letter of Credit unless at least 45 days prior to such Interest Payment Date the Trustee has received notice that the Letter of Credit has been or will be extended or an Alternate Letter of Credit or Alternate Credit Facility will be provided pursuant to Section 5.15; and

            (c) on any Business Day within 20 days after the occurrence of an Event of Default under Section 7.01(e) at the direction of the Bank.

In the case of any mandatory purchase of the Bonds pursuant to clause (b) above, the Trustee shall cause notice of such mandatory purchase to be given not more than 45 and not less than 15 days prior to the Purchase Date, and in the case of any mandatory purchase of the Bonds pursuant to clause (c) above, the Trustee shall cause notice of such mandatory purchase to be given not more than 20 and not less than 15 days prior to the Purchase Date. Copies of such notices of mandatory purchase shall be sent by first-class mail, postage-prepaid, to all Holders of Bonds to be purchased at their registered addresses, but failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the mandatory purchase of any other Bond with respect to which notice was properly given. Each such notice shall be dated and shall be given in the name of the Corporation and shall state the following information: (i) the identification numbers, as established under this Indenture, and the CUSIP numbers, if any, of the Bonds being purchased; (ii) any other descriptive information needed to identify accurately the Bonds; (iii) the Purchase Date; (iv) the purchase price; (v) that on the Purchase Date the purchase price will become due and payable upon each Bond; (vi) the place where the Bonds are to be delivered for payment of the purchase price, which place of payment shall be the Principal Office or Delivery Office of the Trustee; and (vii) the Holders of Bonds subject to mandatory purchase shall be required to deliver their Bonds for purchase to the Trustee at its Delivery Office prior to 12:00 noon on the corresponding Purchase Date, and any Undelivered Bond shall be deemed to have been tendered to the Trustee as of such Purchase Date and, from and after such Purchase Date, shall cease to bear interest and no longer shall be considered to be outstanding. In the event of a failure by a Holder to deliver such Holder's Bond on or before the applicable Purchase Date, such Holder shall not be entitled to any payment (including any interest to accrue subsequent to such Purchase Date) other than the purchase price for such Undelivered Bond, such Undelivered Bond shall no longer be entitled to the benefits of the Indenture or the Letter of Credit, except for the purpose of payment of the purchase price therefor by the Corporation, and such Holder shall thereafter hold such Undelivered Bond as agent for the Trustee. If for any reason a Holder fails to deliver such Bond to the Trustee on or before the applicable Purchase Date, the Corporation shall execute and the Trustee shall authenticate and deliver to the Remarketing Agent for redelivery to the purchaser a new Bond or Bonds in replacement of the Undelivered Bond. The replacement of any such Undelivered Bond shall not be deemed to create a new obligation, but such Bond as is issued in replacement shall be deemed to evidence the obligation previously evidenced by the Undelivered Bond.

       On the date set for purchase of Bonds to be purchased pursuant to this
Section 4.02 and upon receipt by the Trustee of 100% of the aggregate purchase price of such Bonds, the Trustee shall pay the purchase price of such Bonds to the selling Holders thereof at its Principal Office or Delivery Office at or before 5:00 p.m.; provided that such Bonds shall have been surrendered to the Trustee properly endorsed for transfer on such date with all signatures guaranteed at or prior to 12:00 noon on such purchase date. Such payment shall be made in immediately available funds and payment for Bonds purchased pursuant to this Section 4.02 shall be made only with the following funds in the following order of availability:

       (1) moneys held in the Remarketing Proceeds Purchase Account representing proceeds from the remarketing of such Bonds by the Remarketing Agent to any Person other than the Corporation;

       (2) proceeds from a drawing on the Letter of Credit deposited directly into the Letter of Credit Purchase Account (provided that such proceeds shall not be applied to purchase Pledged Bonds or Corporation Bonds); and

       (3) moneys constituting Available Moneys held in the Bond Fund and available to make such payment.

       No purchase of Bonds pursuant to this Section 4.02 shall be deemed to be a payment or a redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the obligation of such Bonds.

       SECTION 4.03. Remarketing. Upon delivery of a Bondholder Tender Notice to the Trustee and the Remarketing Agent (or to the Remarketing Agent only in the case of Bonds held in book-entry form) pursuant to Section 4.01 and not later than the fifth day preceding the Purchase Date for each mandatory purchase pursuant to Section 4.02, the Remarketing Agent shall use its best efforts to find purchasers for and arrange for the sale of the Bonds identified in the Bondholder Tender Notice pursuant to Section 4.01 or all Bonds subject to mandatory purchase pursuant to Section 4.02, as the case may be, at a price equal to the principal amount thereof plus, in the case of purchases on a Purchase Date which is not an Interest Payment Date, accrued interest thereon, for settlement in immediately available funds at or before 3:00 p.m. on the applicable Purchase Date. The Remarketing Agent may not remarket to the Corporation any Bonds to be purchased pursuant to Section 4.01 or 4.02. Whenever the aggregate amount of Bonds to be remarketed is greater than $100,000 in principal amount, the Remarketing Agent shall remarket those Bonds in a principal amount of not less than $100,000 to each individual purchaser. In its capacity as a registered broker-dealer, the Remarketing Agent may, but is not obligated to, acquire for its own account any Bonds to be so purchased, but not otherwise remarketed, in which case the Remarketing Agent shall have remarketed such Bonds to itself. The Remarketing Agent may purchase and sell Bonds for its own account at any time.

       At or before 2:00 p.m. on the Business Day preceding the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02 (or such other time as to which the Trustee and the Remarketing Agent may agree), the Remarketing Agent shall give notice by telegram, telex, telecopy or other similar communication to the Trustee of the names, addresses and taxpayer identification numbers of the purchasers and the denominations of Bonds to be delivered to each purchaser.

       The Remarketing Agent shall, at or before 2:00 p.m. on the Business Day preceding the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02, give telephonic notice, promptly confirmed in writing, to the Trustee specifying the principal amounts of Bonds remarketed and not remarketed, respectively, and the amount, if any, of the aggregate purchase price of Bonds which the Remarketing Agent does not then hold in trust. The Trustee shall, upon receipt of such notice from the Remarketing Agent, give telephonic notice, promptly confirmed in writing, to the Bank, specifying such amounts.

       The Remarketing Agent shall cause to be paid to the Trustee in immediately available funds by 3:00 p.m. on the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02, all amounts (if any) then held by the Remarketing Agent representing proceeds of the remarketing of such Bonds. All such remarketing proceeds received by the Trustee shall be deposited by the Trustee in the special trust account designated as the Remarketing Proceeds Purchase Account which the Trustee shall establish and use for the payment of the purchase price of tendered Bonds as provided in this Article IV and shall not be commingled with other funds held by the Trustee. All moneys in the Remarketing Proceeds Purchase Account shall be held in trust, uninvested and without liability for interest thereon, pending application of such moneys by the Trustee pursuant to this Article IV.

       On the Purchase Date of Bonds to be purchased pursuant to Section 4.01 or 4.02, the Trustee shall register or hold all Bonds purchased on such date as follows:

            (a) Bonds remarketed by the Remarketing Agent shall be registered and made available (at the Principal Office or Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent delivered to the Trustee pursuant to this Section 4.03; and

            (b) Bonds purchased with proceeds of a drawing on the Letter of Credit which are Pledged Bonds shall be held as Pledged Bonds in accordance with Section 4.05.

       Any Bond (or portion thereof) with respect to which the Trustee receives a Bondholder Tender Notice pursuant to Section 4.01 on or after the date notice of a mandatory purchase pursuant to Section 4.02 or redemption pursuant to
Section 3.04 is given and before the corresponding mandatory Purchase Date or redemption date, respectively, shall not be remarketed except to a buyer who receives and acknowledges the binding effect of such notice. In addition, Bonds which are deemed paid pursuant to Article X shall not be remarketed but shall be canceled upon being purchased pursuant to Section 4.01 or 4.02 in accordance with the Bond cancellation provisions of Section 2.12.

       Anything in this Indenture to the contrary notwithstanding, the Remarketing Agent shall have no obligation to determine Term Rates or to find purchasers for and arrange for the sale of the Bonds on or after a Conversion Date or to make any effort to such end, except to the extent the Remarketing Agent shall have expressly and specifically agreed in writing with the Corporation to perform such duties, and, if the Bank, or, after all obligations to the Bank under the Letter of Credit Notes, the Letter of Credit Reimbursement Agreement, the Secured Note, the Pledged Bonds and this Indenture have been paid in full and the Letter of Credit and any Alternate Letter of Credit replacing the Letter of Credit have terminated, Wellsford REIT so requests, shall not remarket the Bonds after the occurrence of and during the continuance of an Event of Default until the Bank requests otherwise.

       SECTION 4.04. Drawings on Letter of Credit for Purchase of Bonds. As provided by Section 4.03, the Remarketing Agent shall advise the Trustee of the amounts not held by the Remarketing Agent which shall be drawn under the Letter of Credit in order for the Trustee to make timely payments of purchase price of Bonds from remarketing proceeds or moneys drawn under the Letter of Credit. In the absence of such notice, the Trustee shall be deemed to have received notice from the Remarketing Agent specifying that no portion of the purchase price of such Bonds is held by the Remarketing Agent, in which case the Trustee shall draw the entire amount thereof under the Letter of Credit. Prior to 4:00 p.m. on the Business Day before each Purchase Date, the Trustee shall take all action necessary to draw on the Letter of Credit in accordance with its terms, the amounts specified (or deemed specified) for receipt by the Trustee on such Purchase Date. The Trustee shall establish a special trust account designated as the Letter of Credit Purchase Account into which the Trustee shall deposit and hold in trust, uninvested and without liability for interest thereon, all such amounts (and only such amounts) received by the Trustee from drawings on the Letter of Credit for purchases of Bonds pending application of such amounts by the Trustee pursuant to this Article IV. Any remaining amounts in the Letter of Credit Purchase Account after any application required by this
Article IV shall be paid over by the Trustee to the Bank as reimbursement for the drawing on the Letter of Credit from which such amounts were derived; provided that the Letter of Credit shall be reinstated to the extent of such reimbursement and the Trustee shall take all necessary action on its part pursuant to the Letter of Credit to effect such reinstatement. Anything herein to the contrary notwithstanding, no amounts drawn on the Letter of Credit shall be applied to the purchase of Bonds in the Fixed Mode, Pledged Bonds or Corporation Bonds.

       SECTION 4.05.  Bonds Purchased with Proceeds of Letter of Credit.

       (a) Pledged Bonds. Bonds purchased with proceeds of a drawing on the Letter of Credit pursuant to this Article IV shall constitute Pledged Bonds and shall be held by the Trustee as agent for the Bank as pledgee of the Corporation until such Bonds are released by the Bank in accordance with the Pledge and Security Agreement and in the event Wellsford REIT has provided reimbursement to the Bank under the Letter of Credit Reimbursement Agreement, the Pledged Bonds for which such reimbursement has been made shall thereafter be held by the Trustee as agent for Wellsford REIT as pledgee of the Corporation pursuant to the Wellsford REIT Reimbursement Agreement (and shall be shown as such on the Register or, if held in book-entry form, in the ownership records maintained by DTC and any applicable DTC participant) unless and until (1) the Trustee has confirmation from the Bank to the extent contemplated by the terms of the Letter of Credit that the Letter of Credit has been reinstated with respect to such drawing, (2) in the event that Wellsford REIT has provided reimbursement to the Bank pursuant to the Letter of Credit Reimbursement Agreement, the Trustee has received confirmation from Wellsford REIT that the Corporation has satisfied its obligations under the Wellsford REIT Reimbursement Agreement, and (3) the Bank has notified the Trustee by telephone (thereafter promptly confirmed in writing) that such Bonds have been released from the pledge under the Pledge and Security Agreement (if held thereunder) or Wellsford REIT has notified the Trustee by telephone (thereafter promptly confirmed in writing) that such Bonds have been released from the pledge under the Wellsford Pledge and Security Agreement (if held thereunder), and are no longer Pledged Bonds. If such release is accomplished through payment by the Corporation of principal and interest due on the Letter of Credit Notes or the Wellsford REIT Note, the Bonds so released shall thereupon constitute Corporation Bonds. Pending reinstatement of the Letter of Credit and release of such pledge as aforesaid, the Bank or Wellsford REIT as pledgee of the Corporation (as applicable) shall be entitled to receive all payments of principal of and interest on Pledged Bonds at the rate specified in the Letter of Credit Reimbursement Agreement or the Wellsford REIT Reimbursement Agreement (as applicable), and such Bonds shall not be transferable or deliverable to any party (including the Corporation) except the Bank or Wellsford REIT (as applicable).

       (b) Remarketing of Pledged Bonds. Unless the Remarketing Agent has received a request from the Bank not to remarket the Bonds in accordance with the last sentence of Section 4.03, the Remarketing Agent shall continue to use its best efforts to arrange for the sale of any Pledged Bonds at a price equal to the principal amount thereof plus accrued interest.

       (c) Notice of Remarketing. At or prior to 2:00 p.m. on the Business Day preceding each day on which any Pledged Bonds that are successfully remarketed by the Remarketing Agent are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Trustee, Wellsford REIT and the Corporation specifying:

            (1) the Business Day on which such purchase will take place and the principal amount of Pledged Bonds successfully remarketed by the Remarketing Agent, and

            (2) to the Trustee only, the names, addresses and tax identification numbers of the proposed purchasers thereof and the denominations of Bonds to be delivered to each purchaser.

The Trustee shall, upon receipt of such notice from the Remarketing Agent, give telephonic notice, promptly confirmed in writing, to the Bank, specifying the Business Day on which such purchase will take place and the principal amount of Pledged Bonds successfully remarketed by the Remarketing Agent.

       (d) Delivery of Remarketed Pledged Bonds and Proceeds Thereof. Upon reinstatement of the Letter of Credit as described in Subsection 4.05(a) and the sale of Pledged Bonds arranged by the Remarketing Agent as described in

Subsection 4.05(b), (i) such Bonds (if not held in book-entry form) shall be made available (at the Principal Office or Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent and (ii) the proceeds of such sale shall be delivered to the Bank or Wellsford REIT for the account of the Corporation to be applied to any unpaid reimbursement obligation with respect to the prior drawings made on the Letter of Credit in respect of the purchase of such Bonds.

       SECTION 4.06.  Corporation Bonds.

       (a) Remarketing of Corporation Bonds. Subject to the provisions and limitations of the Remarketing Agreement and Section 4.03, the Remarketing Agent shall, if so directed by the Corporation, use its best efforts to arrange for the sale of any Corporation Bonds, at a price equal to the principal amount thereof plus accrued interest.

       (b) Notice of Remarketing. At or prior to 2:00 p.m. on the Business Day preceding each day on which any Corporation Bonds that are successfully remarketed by the Remarketing Agent pursuant to Subsection 4.06(a) are to be purchased, the Remarketing Agent shall give telephonic notice, promptly confirmed in writing, to the Trustee, Wellsford REIT and the Corporation specifying:

            (1) the Business Day on which such purchase will take place and the principal amount of Corporation Bonds successfully remarketed by the Remarketing Agent, and

            (2) to the Trustee only, the names, addresses and tax identification numbers of the proposed purchasers thereof, the denominations of Bonds to be delivered to each purchaser and, if available, the payment instructions for regularly scheduled interest payments.

The Trustee shall, upon receipt of such notice from the Remarketing Agent, give telephonic notice, promptly confirmed in writing, to the Bank, specifying the Business Day on which such purchase will take place and the principal amount of Corporation Bonds successfully remarketed by the Remarketing Agent.

       (c)  Delivery of Remarketed Corporation Bonds and Proceeds Thereof.
Upon the sale of Corporation Bonds arranged by the Remarketing Agent pursuant to Subsection 4.06(a), (i) such Bonds (if not held in book-entry form) shall be made available (at the Principal Office or Delivery Office of the Trustee) to the Remarketing Agent or the purchasers thereof in accordance with the instructions of the Remarketing Agent and (ii) the proceeds of such sale shall be delivered to the Corporation.

       SECTION 4.07. No Purchases After Acceleration; Inadequate Funds for Purchases. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases of Bonds pursuant to this Article IV if the Bonds have been declared immediately due and payable pursuant to Section 7.03 and such declaration has not been annulled, stayed or otherwise suspended.

       If the funds available for purchases of Bonds are inadequate for the purchase of all Bonds tendered on any Purchase Date pursuant to this
Article IV, the Trustee shall, after any applicable grace period: (a) return all tendered Bonds to the Holders thereof; and (b) return all moneys received for the purchase of such Bonds (other than moneys provided by the Corporation and other than Letter of Credit proceeds, unless the Letter of Credit is reinstated with respect thereto or will be reinstated upon receipt of such funds) to the persons providing such moneys.


                              (End of Article IV)

                                   ARTICLE V

                          FUNDS AND LETTER OF CREDIT

       SECTION 5.01. Source of Payment of Bonds. The Bonds herein authorized and all payments by the Corporation hereunder are not general obligations of the Corporation but are special and limited obligations payable solely from the Allocated Assessment Charges and other amounts derived from the Trust Estate as provided herein.

       The Allocated Assessment Charges and other amounts provided for in and payable under the Assessment Agreement and the Assessment and Lien are to be remitted directly to the Trustee for the account of the Corporation and deposited in the Receipts Fund. Such payments, sufficient in amount to insure the prompt payment of the principal of, premium, if any, on and interest on the Bonds and certain costs and expenses provided herein, are pledged to such payment.

       SECTION 5.02 Creation of Funds. There is hereby created by the Corporation and ordered established with the Trustee the following funds and accounts to be held by the Trustee: (a) the Bond Fund and therein the General Account and the Letter of Credit Debt Service Account, (b) the Construction Fund, (c) the Cost of Issuance Fund, (d) the Prepayment Fund, (e) the Receipts Fund, and (f) the Rebate Fund.

       SECTION 5.03 Application of Bond Proceeds; Other Moneys; Redemption of the Bonds. The proceeds of the Bonds, less the fee of $184,437.50 paid to the placement agent for the Bonds, upon the issuance and delivery thereof, shall be deposited with the Trustee as follows:

       (a) in the Construction Fund, the sum of $13,947,755.50 to be applied as provided in Section 5.05, including $1,856,652.63 capitalized interest to be applied to the payment of interest on the Bonds.

       (b) in the Costs of Issuance Fund, the sum of $622,807 to be applied as provided in Section 5.07;

       SECTION 5.04.  Bond Fund.

       (a) Revenues to be Paid Over to the Trustee. The Corporation shall cause the Revenues to be paid to the Trustee, and the Trustee shall deposit moneys in the Bond Fund as provided in Section 5.09. Moneys held by the Trustee in the General Account shall be applied in accordance with Section 5.04(b)(2) and the other provisions of this Indenture (i) first, to reimburse the Bank for amounts due under the Letter of Credit Reimbursement Agreement and the Letter of Credit Notes, until all such obligations are paid in full, (ii) second, to reimburse Wellsford REIT for amounts due under the Wellsford REIT Reimbursement Agreement and the Wellsford REIT Note until all such amounts are paid in full, and (iii) third, to make payments of principal of, premium, if any, on and interest on the Bonds. All moneys (and only those moneys) received by the Trustee from drawings under the Letter of Credit to pay principal of, premium, if any, on and interest on the Bonds shall be deposited in the Letter of Credit Debt Service Account and applied to such purpose.

       (b) Application of Bond Fund. Except as otherwise provided in Section 7.06, moneys in the Bond Fund shall be applied as follows:

            (1) Moneys in the Letter of Credit Debt Service Account shall be applied to the payment when due of principal of, premium, if any, on and interest on the Bonds (other than Bonds in the Fixed Mode, Pledged Bonds or Corporation Bonds, for which such moneys shall not be Available Moneys).

            (2) Moneys in the General Account shall be applied to the following in the order of priority indicated:

                 (A) when insufficient moneys have been received under the Letter of Credit for application pursuant to Subsection 5.04(b)(1), the payment when due of principal of, premium, if any, on and interest on the Bonds, other than Corporation Bonds or Pledged Bonds;

                 (B) the immediate payment, first, of interest on and principal of the Letter of Credit Notes until all such amounts are paid in full, and, second, of interest on and principal of the Wellsford REIT Note, in each case to reimburse the Bank or Wellsford REIT (if Wellsford REIT has previously reimbursed the Bank) for moneys drawn under the Letter of Credit and deposited in the Letter of Credit Debt Service Account or the Letter of Credit Purchase Account for payment of principal of, premium, if any, on and interest on the Bonds (in applying moneys pursuant to this clause, the Trustee shall transfer such moneys by wire transfer of immediately available funds); and

                 (C) the payment when due of principal of, premium, if any, on and interest on Corporation Bonds, provided that if the Trustee shall have received written notice from the Bank or Wellsford REIT that any amounts are due and owing under the Letter of Credit Reimbursement Agreement or the Letter of Credit Notes or the Wellsford REIT Reimbursement Agreement, such payments shall be made, first, to the Bank until all such amounts are paid in full, and, second, to Wellsford REIT for the account of the Corporation.

       (c) Drawings on Letter of Credit. By 4:00 p.m. on the Business Day immediately preceding each Interest Payment Date, each redemption date and the maturity date of the Bonds, the Trustee shall present the requisite draft and certificate for a drawing on the Letter of Credit so as to comply with the provisions of the Letter of Credit for payment to be made in sufficient time for the Trustee to receive the proceeds of such drawing at or before 10:00 a.m. on such Interest Payment Date, maturity date, redemption date or acceleration date, as the case may be, to pay principal of, premium, if any, on and interest on the Bonds, except Bonds in the Fixed Mode, Pledged Bonds and Corporation Bonds, due on such date. In addition, the Trustee shall draw on the Letter of Credit pursuant to its terms in accordance with and in order to satisfy the requirements of Section 7.03. By 5:00 p.m. on each date it presents the requisite documents for a drawing on the Letter of Credit, the Trustee shall give notice to the Corporation by telephone, promptly confirmed in writing, of the amount so drawn. The Trustee shall promptly notify the Corporation by oral or telephonic communication confirmed in writing if the Bank fails to transfer funds in accordance with the Letter of Credit upon the presentment of the requisite draft and certificate. In calculating the amount to be drawn on the Letter of Credit for the payment of principal of and interest on the Bonds, whether on an Interest Payment Date, at maturity or upon redemption or acceleration, the Trustee shall not take into account the potential receipt of funds from the Corporation on such Interest Payment Date, or the existence of any other moneys in the Bond Fund, but shall draw on the Letter of Credit for the full amount of principal and interest coming due on the Bonds.

       (d) Payment in Full. Whenever the amount in the Bond Fund and the Prepayment Fund available for the payment of principal or redemption price and interest in accordance with Subsection 5.04(c) is sufficient to pay all principal and interest due on the Letter of Credit Notes and to redeem all of the outstanding Bonds and to pay interest accrued to the redemption date, the Corporation shall pursuant to Section 3.01(a) cause the Trustee to redeem all such Bonds on the redemption date specified by the Corporation pursuant to the Bonds and the Indenture. Any amounts remaining in the Bond Fund, the Construction Fund and the Prepayment Fund after payment in full of the principal of and premium, if any, and interest on the Bonds (or provision for payment thereof) and the fees, charges and expenses of the Trustee shall be paid to the person entitled thereto in accordance with Section 10.01.

       SECTION 5.05. Use of Moneys in the Construction Fund. Except as provided in Section 5.06, moneys in the Construction Fund shall be used solely for the purpose of paying the Costs of Construction of the Public Improvements or to reimburse the Corporation or the Developer for any Costs of Construction paid by the Corporation or the Developer. The Corporation covenants and agrees to take all necessary and appropriate action promptly in approving and ordering disbursements from the Construction Fund in accordance with provisions of this
Section 5.05. Disbursements from the Construction Fund shall be made by the Trustee in an amount not less than $5,000 not more than once each calendar month, upon receipt of a requisition signed by the Consulting Engineers, stating (a) the requisition number, (b) the name and address of the Person to whom or which payment is due, (c) the amount of the payment due and (d) that each obligation described therein has been properly incurred, is a proper charge against the Construction Fund (i.e. in payment of Costs of Construction of Public Improvements designed and constructed in accordance with District standards as set forth in the Operating Agreement on real property owned by the District or by the Corporation for the benefit of the District) and has not been the subject of any previous disbursement. The Trustee is hereby authorized and directed to make each disbursement required by the provisions of this Section 5.05 and to issue its checks therefor within five Business Days of receipt of a requisition. No requisition shall be required for the Trustee to apply amounts in the Construction Fund not to exceed the amount specified in
Section 5.03(a) hereof to the payment of interest on the Bonds until the Completion Date. The Trustee shall keep and maintain adequate records pertaining to the Construction Fund and all disbursements therefrom, and after the Public Improvements have been completed and a certificate of payment of all costs is or has been filed as provided in Section 5.06 hereof, the Trustee shall file an accounting thereof with the Corporation.

       SECTION 5.06. Completion of Public Improvements. The completion of the Public Improvements and payment or provision made for payment of all Costs of Construction shall be evidenced by the filing with the Trustee of the certificate described in this Section 5.06. The Completion Date shall be evidenced to the Corporation and the Trustee by a certificate signed by the Consulting Engineers and the Corporation stating that, except for amounts retained by the Trustee at the direction of the Corporation for any Costs of Construction not then due and payable, (a) acquisition, construction and installation of the Public Improvements have been completed and all labor, services, materials and supplies used in such construction have been paid, (b) all equipment for the Public Improvements has been installed to the satisfaction of the Corporation; such equipment so installed is suitable and sufficient for the operation of the Public Improvements; and all costs and expenses incurred in the acquisistion and installation of such equipment have been paid and (c) all other facilities necessary in connection with the Public Improvements have been acquired, constructed and installed and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. Upon receipt of such certificate, the Trustee shall retain in the Construction Fund a sum equal to the amounts necessary for payment of the Costs of Construction not then due and payable. Any amount not to be retained in the Construction Fund for payment of the Costs of Construction and all amounts so retained but not subsequently used shall be transferred by the Trustee into the Prepayment Fund.

       SECTION 5.07. Use of Moneys in the Costs of Issuance Fund. Moneys in the Costs of Issuance Fund shall be used to pay the cost of issuing the Bonds, including all printing and recording expenses in connection with the Assessment Agreement, the Assessment and Lien, the Deed of Trust, this Indenture and the Bonds, legal fees, any accounting expenses incurred in connection with the Bonds and the Trustee's initial fee, upon the submission of requisitions to the Trustee by the Corporation stating that the amount thereon is justly due and owing, has not been the subject of another requisition which was paid and is a proper expense of issuing the Bonds. Any funds remaining in the Cost of Issuance Fund 90 days after the Closing Date, shall be transferred to the Construction Fund.

       SECTION 5.08. Use of Moneys in the Prepayment Fund. Moneys transferred from the Receipts Fund in accordance with Subsection 5.09(d), moneys transferred from the Construction Fund in accordance with Section 5.06 and any other moneys for the redemption of the Bonds shall be deposited in the Prepayment Fund. Such moneys shall be transferred to the General Account of the Bond Fund at least 45 days preceding each redemption date in such amount as is necessary to redeem a like principal amount of Bonds to be called for redemption.

       SECTION 5.09. Use of Moneys in the Receipts Fund. The Trustee shall deposit in the Receipts Fund, immediately upon receipt, all Revenues. Moneys in the Receipts Fund shall be withdrawn on the date which shall be one day prior to any principal or Interest Payment Date for the Bonds, and used to make the following payments in the following order of priority:

       (a) the Trustee shall withdraw from the Receipts Fund and deposit in the General Account of the Bond Fund all amounts then on deposit in the Receipts Fund up to an amount equal to the total principal and interest on the Bonds payable on the next occurring Interest Payment Date for the Bonds;

       (b) withdrawals shall be made from the Receipts Fund to pay the fees and expenses of the Trustee and the service fee of the Trustee for the collection of Allocated Assessment Charges;

       (c) withdrawals shall be made in such amounts as are necessary to pay the cost of any verification of the mathematical accuracy of cash flow and arbitrage calculations to the extent authorized by Section 5.12 of this Indenture;

       (d) the Trustee shall withdraw from the Receipts Fund and deposit in the Letter of Credit Debt Service Account up to an amount equal to the total principal and interest due on the Letter of Credit Notes;

       (e) the Trustee shall withdraw from the Receipts Fund and deposit in the Letter of Credit Debt Service Account up to an amount equal to the total principal and interest due on the Wellsford REIT Note; and

       (f) all moneys then remaining in the Receipts Fund shall be deposited in the Prepayment Fund.

       SECTION 5.10. Repayment to the Corporation From Bond Fund, Prepayment Fund and Construction Fund. Any amounts remaining in the Bond Fund, the Prepayment Fund and the Construction Fund after payment in full of the principal of, premium, if any, on and interest on the Bonds, all reimbursement obligations of the Corporation under the Letter of Credit Reimbursement Agreement and the Wellsford REIT Reimbursement Agreement, the fees, charges and expenses of the Trustee and all other amounts required to be paid hereunder shall be paid immediately to the Corporation.

       SECTION 5.11. Reports From the Trustee. The Trustee shall furnish to the Corporation (a) monthly statements of the activity and assets held in the Receipts Fund and, as long as it exists, the Construction Fund, and (b) semiannual statements of the activity and assets held in the Prepayment Fund and Bond Fund.

       SECTION 5.12. Certain Verifications. The Corporation and the Trustee from time to time may cause a firm of independent public accountants to supply such information as the Corporation shall request in order to determine in a manner reasonably satisfactory to the Corporation all matters relating to (a) the sufficiency of projected cash flow receipts and disbursements and the Allocated Assessment Charges to pay the principal of and interest on the Bonds and (b) the actuarial yields on the Bonds as the same may relate to any data or conclusions necessary to verify that the Bonds are not arbitrage bonds within the meaning of the Code. Payment for costs and expenses incurred in connection with supplying the foregoing information shall be paid from moneys in the Receipts Fund pursuant to Subsection 5.09(c).

       SECTION 5.13. Moneys to be Held in Trust. Revenues and investments thereof in the Receipts Fund, the Bond Fund and the Prepayment Fund shall, until applied as provided in this Indenture, be held by the Trustee for the benefit of the Holders of all outstanding Bonds, the Bank and Wellsford REIT in the order of priority set forth in the granting clauses of this Indenture, except that any portion of the Revenues representing principal of, and premium, if any, on and interest on, any Bonds previously matured or called for redemption in accordance with Article III, shall be held for the benefit of the Holders of such Bonds only.

       SECTION 5.14. Nonpresentment of Bonds. In the event that any Bond shall not be presented for payment when the principal thereof becomes due in whole or in part, either at stated maturity or by redemption or a check or draft for interest is uncashed, all liability of the Corporation to that Holder for such Bond or such check or draft thereupon shall cease and be discharged completely; provided that moneys sufficient to pay the principal and accrued interest then due of that Bond or such check or draft shall have been made available to the Trustee for the benefit of its Holder. Thereupon, it shall be the duty of the Trustee to hold those moneys subject to the provisions of
Section 10.03.

       SECTION 5.15.  Letter of Credit.

       (a) Expiration. The Letter of Credit shall expire upon the earliest to occur of the dates specified therein.

       (b)  Replacement.  If at any time the Corporation shall deliver to the

Trustee (1) an Alternate Letter of Credit or an Alternate Credit Facility which shall have terms which are at least as favorable to the Trustee and the Holders as the Letter of Credit and sufficient to enable the Remarketing Agent to remarket the Bonds, which shall be issued by a national banking association, a bank, a trust company or other financial institution or credit provider, and
(2) an opinion of counsel satisfactory to the Trustee with respect to the validity, binding effect and enforceability of such Alternate Letter of Credit or an Alternate Credit Facility, and if the requirements set forth in this Subsection 5.15(b) and Subsection 5.15(c) are met, then the Trustee shall accept such Alternate Letter of Credit or Alternate Credit Facility and promptly surrender for cancellation the previously held Letter of Credit to the issuer thereof in accordance with the terms of such Letter of Credit. Any Alternate Letter of Credit or Alternate Credit Facility shall provide for drawings to pay up to (i) while the Bonds are in the Weekly Mode, an amount equal to the principal amount of the outstanding Bonds, plus 210 days' interest thereon computed at 12% per annum based on a 365-day year, and (ii) while the Bonds are in a Term Mode, an amount equal to the principal amount of the outstanding Bonds, plus 210 days' interest thereon at a rate not less than the Maximum Rate based on a 360-day year. The institution issuing the Alternate Letter of Credit or Alternate Credit Facility must be such as to maintain a rating on the Bonds equal to or higher than the then current rating on the Bonds given by the Rating Service. The replacement of the Letter of Credit by the Alternate Letter of Credit or an Alternate Credit Facility must not, by itself, adversely affect the current rating or ratings on the Bonds, and the absence of such an adverse effect shall be evidenced in writing by the appropriate Rating Service to the Trustee prior to such replacement.

       (c) Notice to Holders. While the Bonds are in the Weekly Mode or the Term Mode, the Trustee shall give notice to the Holders of the Bonds, in the name of the Corporation, of the proposed replacement of the current Letter of Credit with an Alternate Letter of Credit or an Alternative Credit Facility, which notice shall specify (i) the proposed replacement date and (ii) the last dates prior to such proposed replacement on which Bondholder Tender Notices must be delivered and Bonds must be delivered (if not held in book-entry form) for the purchase of Bonds pursuant to Section 4.01 and the places where such Bondholder Tender Notices and Bonds must be delivered for such purchase. Such notice shall be given by first-class mail, postage-prepaid, not less than 30 days prior to the Interest Payment Date next preceding the proposed replacement date.

       (d) Reduction. In each case that Bonds are redeemed or deemed to have been paid pursuant to Section 10.01, the Trustee shall take such action as may be permitted under the Letter of Credit to reduce the amount available thereunder to an amount equal to the principal amount of the outstanding Bonds, plus (i) while the Bonds are in the Weekly Mode, 210 days' interest on such principal amount computed at 12% per annum based on a 365-day year, and (ii) while the Bonds are in Term Mode, 210 days' interest on such principal amount computed at the Maximum Rate based on a 360-day year.

       (e) Substitution by Bank. Upon reduction of the amount available under the Letter of Credit pursuant to the terms of the Letter of Credit and Subsection 5.15(d) as a result of redemption of Bonds, the Bank shall have the right, at its option, to require the Trustee to promptly surrender the outstanding Letter of Credit to the Bank and to accept in substitution therefor a substitute Letter of Credit in the same form, dated the date of such substitution, for an amount equal to the amount available under the Letter of Credit as so reduced, but otherwise having terms identical to the then outstanding Letter of Credit.

       SECTION 5.16. Investment of Moneys. Except as herein provided, any moneys held as part of any fund described herein shall be invested or reinvested in Eligible Investments. All such investments shall at all times be part of the fund from whence the moneys used to acquire such investments shall have come, and all income and profits on such investments shall be first used to offset any investment losses (excluding losses resulting from the sale of investments) in such fund, and then shall be credited to the Receipts Fund (except that income and losses from the investment of all funds which is earned or incurred prior to the Completion Date shall be deposited in or deducted from the Construction Fund). Investments shall be made in accordance with written instructions of an authorized representative of the Corporation. The Trustee may make any and all such investments through its bond department. The Trustee shall sell and reduce to cash a sufficient amount of such investments in the respective fund whenever the cash balance therein is insufficient to pay the amounts contemplated to be paid therefrom. The Trustee shall have no liability for any loss for an investment undertaken in accordance with the instructions of the Corporation as provided in this Section.

       In computing the amount in any fund held under the provisions of this Indenture, obligations purchased as an investment of moneys therein shall be valued at the market price thereof, exclusive of accrued interest. Where market prices for obligations held hereunder are not readily available, the market price for such obligations may be determined in such manner as the Trustee deems reasonable.

       Except as otherwise provided in Section 10.02, moneys deposited in the Letter of Credit Debt Service Account, the Letter of Credit Purchase Account or the Remarketing Proceeds Purchase Account shall not be invested but shall be held in their respective accounts pending application pursuant to the terms of
Section 5.04 or Article IV, as applicable.

       The Corporation shall neither make nor instruct the Trustee to make any investment or other use of the proceeds of the Bonds at any time during the term thereof which, if such investment or other use had been reasonably expected on the date the Bonds are issued, would have caused the Bonds to be arbitrage bonds within the meaning of the Code and the regulations thereunder and shall comply with the requirements of the Code and said regulations throughout the term of the Bonds.

       SECTION 5.17. Rebate Fund. The Trustee shall transfer into the Rebate Fund the estimated amounts of arbitrage rebate, if any, and penalties, if any, due to the federal government under Sections 103 and 148 of the Code and the regulations promulgated thereunder. Transfer of said amounts shall be made from any of the Funds to the extent of moneys available therefor, but the required arbitrage rebate payments shall be made to the federal government from any legally available funds if there are no Revenues available for such purpose. The amounts so transferred shall be such that within 60 days after each computation date selected by the Corporation in accordance with
Section 148(f) of the Code and the regulations promulgated thereunder the amount in the Rebate Fund is at least equal to the greater of (a) the amount that the Corporation estimates is rebatable on account of investment during the applicable period or (b) such other amount as the Corporation deems necessary or prudent to provide for payment of the amount actually rebatable in accordance with Section 148(f) of the Code and the regulations promulgated thereunder.

       The Corporation shall compute the amount actually rebatable as of each computation date and pay the United States Treasury 90% thereof within 60 days and the balance, together with interest and penalties, if any, as required by
Section 148(f) of the Code and the regulations promulgated thereunder, within 60 days after all the Bonds have been discharged, provided that computations and payments may be made on other bases, at other times, and in other amounts, or omitted altogether, to the extent Bond Counsel opines that such action will not adversely affect the tax treatment of interest on the Bonds.

       The Trustee shall maintain the Rebate Fund separate and apart from all other Funds and shall maintain the Rebate Fund until 60 days after all the Bonds have been discharged. The Trustee shall retain records of the determinations of the amounts required to be deposited in the Rebate Fund, of the proceeds of any investments of moneys in the Rebate Fund and of the amounts paid to the United States Treasury until the date six years after the last discharge of the Bonds.

                              (End of Article V)

                                  ARTICLE VI

                         COVENANTS AND REPRESENTATIONS
                                OF CORPORATION


       SECTION 6.01. Existence; Compliance with Laws. The Corporation shall maintain its existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, rules, regulations, orders, requirements and directions of any legislative, executive, administrative or judicial body relating to the Corporation's issuance of the Bonds.

       SECTION 6.02. Payment of Bond Service. The Corporation will pay all Bond Service, or cause it to be paid, from the sources provided herein, on the dates, at the places and in the manner provided in this Indenture.

       SECTION 6.03. No Further Assignment of Revenues. The Corporation will not assign the Revenues or create any obligation payable therefrom or lien or charge thereon, other than the assignment thereof under this Indenture without the consent of the Trustee and the Bank.

       SECTION 6.04. Filings. The Corporation shall cause this Indenture or financing statements relating hereto to be filed, in such manner and at such places as may be required by law fully to protect the security of the Holders and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof, all as may be reasonably requested by the Trustee. From time to time, the Trustee may, but shall not be required to, obtain an opinion of counsel setting forth what, if any, actions by the Corporation or Trustee should be taken to preserve such security. The Corporation shall execute or cause to be executed any and all further instruments as shall reasonably be requested by the Trustee for such protection of the interests of the Holders, and shall furnish satisfactory evidence to the Trustee of filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve the lien of the Indenture upon the Trust Estate or any part thereof until the principal of and interest on the Bonds issued hereunder shall have been paid. The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of counsel will preserve the lien of this Indenture upon the Trust Estate or any part thereof until the aforesaid principal and interest shall have been paid.

       SECTION 6.05. Further Assurances. Except to the extent otherwise provided in this Indenture, the Corporation shall not enter into any contract or take any action by which the rights of the Trustee or the Holders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

       SECTION 6.06. Observance and Performance of Agreements. The Corporation will observe and perform faithfully at all times covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under this Indenture and the Bonds, and under all proceedings of the Corporation pertaining thereto.

       SECTION 6.07. Representations and Warranties. The Corporation represents and warrants that:

            (a) It is duly authorized by the laws of the State of Colorado to issue the Bonds, to execute and deliver this Indenture and to provide the security for payment of the Bond Service in the manner and to the extent set forth in this Indenture.

            (b) All actions required on its part to be performed for the issuance, sale and delivery of the Bonds and for the execution and delivery of this Indenture have been or will be taken duly and effectively.

            (c) The Bonds are and will be valid and binding obligations of the Corporation according to their terms.


                              (End of Article VI)

                                  ARTICLE VII

                             DEFAULT AND REMEDIES


       SECTION 7.01. Defaults; Events of Default. The occurrence of any of the following events is defined as and declared to be and to constitute an Event of Default hereunder:

            (a) Failure to pay the principal of or any premium on any Bond when such principal or premium shall become due and payable, whether at stated maturity, by redemption, by acceleration or otherwise;

            (b) Failure to pay any interest on any Bond when such interest shall become due and payable;

            (c) Failure to pay the purchase price due to the Holder of any Bond who has tendered such Bond for purchase pursuant to Article IV when such purchase price shall have become due and payable;

            (d) Failure by the Corporation to comply with the provisions of the Bonds or to observe or perform any other covenant, agreement or obligation on its part to be observed or performed and which is contained in this Indenture or in the Bonds, which failure shall have continued for a period of 90 days after written notice, by registered or certified mail, to the Corporation and the Bank specifying the failure and requiring that it be remedied, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Holders of not less than 25% in aggregate principal amount of Bonds outstanding;

            (e) Receipt by the Trustee of a written notice from the Bank that an event of default has occurred under the Letter of Credit Reimbursement Agreement and directing the Trustee to require the Bonds to be tendered for mandatory purchase pursuant to Section 4.02(c);

            (f) Wrongful dishonor by the Bank of a proper drawing under the Letter of Credit; and

            (g) A decree or order of a court or agency or supervisory authority, having jurisdiction in the premises, for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or with respect to the Bank, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank or the Bank shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or with respect to the Bank or all or substantially all of its property.

       The term "default" or "failure" as used in this Article VII means a default or failure by the Corporation in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed contained in this Indenture or in the Bonds, exclusive of any period of grace or notice required to constitute an Event of Default as provided above.

       SECTION 7.02. Notice of Default. If an Event of Default shall occur, the Trustee shall give written notice of the Event of Default, by registered or certified mail, to the Corporation, the Bank and the Remarketing Agent within five days after the Trustee acquires actual knowledge of the Event of Default. If an Event of Default occurs of which the Trustee has notice pursuant to this Indenture, the Trustee shall give written notice thereof, within 30 days after the Trustee's receipt of notice of its occurrence, to the Holders of all Bonds outstanding as shown by the Register at the close of business 15 days prior to the mailing of that notice.

       SECTION 7.03. Acceleration. Upon the occurrence of any Event of Default under Subsection 7.01(d) or (e), the Trustee shall, upon the written direction of the Bank or, if all obligations to the Bank under the Letter of Credit Reimbursement Agreement, the Letter of Credit Notes, the Secured Note, the Pledged Bonds and this Indenture have been paid in full and the Letter of Credit and any Alternate Letter of Credit has been terminated, at the written direction of Wellsford REIT, (or, in the case of an Event of Default under Subsection 7.01(d), upon the written request of 100% of the Holders of the Outstanding Bonds), declare, by a notice in writing delivered to the Corporation, the principal of all Bonds outstanding (if not then already due and payable), together with interest accrued thereon, to be due and payable immediately. Upon the occurrence of an Event of Default under Subsection 7.01(f) or (g), the Trustee shall, and upon the occurrence of an Event of Default under Subsection 7.01(a), (b) or (c) the Trustee may, on the request of the Bank, declare the principal of all Bonds outstanding (if not then already due and payable), and the interest accrued thereon, to be due and payable immediately.

       Written notice of any such declaration shall be given concurrently to the Bank and the Remarketing Agent. The Trustee immediately upon such declaration shall give notice thereof in the same manner as provided in Section
3.04 with respect to redemption of the Bonds, except that there shall be no minimum period of notice prior to the date of payment. Such notice shall specify the date on which payment of principal and interest shall be tendered to the Holders of the Bonds.

       Upon any such declaration hereunder, the Trustee shall immediately draw upon the Letter of Credit to the full extent permitted by the terms thereof (such drawing to provide for payment by the Bank to be due at the earliest time which the Trustee may require under the Letter of Credit and in no case later than six days after the date of declaration of acceleration and to include amounts in respect of interest accruing on the Bonds through the date payment of such drawing by the Bank is due). Upon receipt by the Trustee of payment of the full amount drawn on the Letter of Credit and provided sufficient moneys are available in the Bond Fund to pay pursuant to Section 5.04 all sums due on the Bonds, (i) interest on the Bonds shall cease to accrue as provided in
Section 10.03 and (ii) the Bank, or in the event Wellsford REIT has provided reimbursement to the Bank under the Letter of Credit Reimbursement Agreement and all obligations to the Bank under the Letter of Credit Reimbursement Agreement, the Letter of Credit Notes, the Secured Note, the Pledged Bonds and this Indenture have been paid in full, Wellsford REIT shall succeed to and be subrogated to the right, title and interest of the Trustee and the Bondholders in and to all funds held under this Indenture (except any funds held in the Bond Fund or any account with respect to Undelivered Bonds which are identified for the payment of the Bonds or of the purchase price of Undelivered Bonds) and any other security held for the payment of the Bonds, all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to this Indenture, shall be assigned by the Trustee to the Bank or Wellsford REIT, as applicable.

       If, after the principal of the Bonds has been so declared to be due and payable, all arrears of principal of and interest on the Bonds outstanding are paid, and the Corporation also performs all other things in respect of which it may have been in default hereunder and pays the reasonable charges of the Trustee, the Bank and the Holders, including reasonable attorney's fees, then, and in every such case, the Trustee or the Holders of a majority in principal amount of the Bonds then outstanding, by notice to the Corporation (and to the Holders or the Trustee, as the case may be), may annul such declaration and its consequences, and such annulment shall be binding upon the Trustee and all Holders; provided that there shall be no annulment of any declaration resulting from (1) any Event of Default specified in Subsection 7.01(f) without the prior written consent of the Bank or (2) any Event of Default which has resulted in a drawing under the Letter of Credit unless the Trustee has received written notice from the Bank that the Letter of Credit has been reinstated (i) while the Bonds are in the Weekly Mode, to an amount equal to the principal amount of the Bonds outstanding, plus 210 days' interest thereon at the rate of 12% per annum, and (ii) while the Bonds are in the Term Mode, to an amount equal to the principal amount of the Bonds outstanding, plus 210 days' interest thereon at the Maximum Rate. No annulment shall extend to or affect any subsequent Event of Default or shall impair any rights consequent thereon.

       SECTION 7.04. Other Remedies; Rights of Holders. With or without taking action under Section 7.03, upon the occurrence and continuance of an Event of Default, the Trustee may, with the written consent of the Bank, if the Bank is not in default under the Letter of Credit, or after all obligations to the Bank under the Letter of Credit Notes, the Letter of Credit Reimbursement Agreement, the Secured Note, the Pledged Bonds and this Indenture have been paid in full and the Letter of Credit and any Alternate Letter of Credit replacing the Letter of Credit have terminated, with the written consent of Wellsford REIT, pursue any available remedy to enforce the payment of Bond Service or the observance and performance of any other covenant, agreement or obligation under this Indenture or the Letter of Credit or any other instrument providing security, directly or indirectly, for the Bonds.

       If any Event of Default has occurred and is continuing, the Trustee in its discretion may, with the written consent of the Bank, if the Bank is not in default under the Letter of Credit, or after all obligations to the Bank under the Letter of Credit Notes, the Letter of Credit Reimbursement Agreement, the Secured Note, the Pledged Bonds and this Indenture have been paid in full and the Letter of Credit and any Alternate Letter of Credit replacing the Letter of Credit have terminated, with the written consent of Wellsford REIT, and upon the written request of Holders of a majority in principal amount of all Bonds outstanding and receipt of indemnity to its satisfaction shall, with the written consent of the Bank, if the Bank is not in default under the Letter of Credit, or after all obligations to the Bank under the Letter of Credit Notes, the Letter of Credit Reimbursement Agreement, the Secured Note, the Pledged Bonds and this Indenture have been paid in full and the Letter of Credit and any Alternate Letter of Credit replacing the Letter of Credit have terminated, with the written consent of Wellsford REIT, in its own name:

            (a) By mandatory injunction or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Corporation to carry out the provisions of this Indenture for the benefit of the Bondholders;

            (b)  Bring suit upon the Bonds;

            (c) By action or suit in equity require the Corporation to account as if it were the trustee of an express trust for the Bondholders; and

            (d) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

       No remedy conferred upon or reserved to the Trustee (or to the Holders) by this Indenture is intended to be exclusive of any other remedy. Each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise to the Trustee or to the Holders now or hereafter existing.

       No delay in exercising or omission to exercise any remedy, right or power accruing upon any default or Event of Default shall impair that remedy, right or power or shall be construed to be a waiver of any default or Event of Default or acquiescence therein. Every remedy, right and power may be exercised from time to time and as often as may be deemed to be expedient.

       No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Holders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any remedy, right or power consequent thereon.

       SECTION 7.05. Right of Holders to Direct Proceedings. The Holders of a majority in aggregate principal amount of Bonds outstanding shall have the right to direct, by an instrument or document in writing executed and delivered to the Trustee, the method and place of conducting all remedial proceedings hereunder; provided that (i) any direction shall be in accordance with the provisions of law and of this Indenture, (ii) the Trustee shall be indemnified as provided in Sections 8.01 and 8.02, and (iii) the Trustee may take any other action which it deems to be proper and which is not inconsistent with the direction.

       SECTION 7.06. Application of Moneys. All moneys received by the Trustee pursuant to any drawing made upon the Letter of Credit pursuant to
Section 7.03 shall be applied by the Trustee to and only to the payment of principal of or interest on the Bonds (other than Pledged Bonds and Corporation Bonds until after all Bonds other than Pledged Bonds and Corporation Bonds have been paid in full). After payment of any costs, expenses, liabilities and advances paid, incurred or made by the Trustee in the collection of moneys pursuant to any right given or action taken under the provisions of this
Article VII or the Letter of Credit (including, without limitation, reasonable attorneys' fees and expenses, except as limited by law or judicial order or decision entered in any action taken under this Article VII), all moneys so received by the Trustee, shall be applied as follows, subject to Sections 3.05,
5.06 and 5.07:

            (a) Unless the principal of all of the Bonds shall have become, or shall have been declared to be, due and payable, all of those moneys shall be deposited in the Bond Fund and shall be applied:

                 First -- To the payment to the Holders entitled thereto of all installments of interest then due on the Bonds, in the order of the dates of maturity of the installments of that interest, beginning with the earliest date of maturity and, if the amount available is not sufficient to pay in full any particular installment, then to the payment thereof ratably, according to the amounts due on that installment, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds; and

                 Second -- To the payment to the Holders entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, with interest on those Bonds from the respective dates upon which they became due at the rates specified in those Bonds, and if the amount available is not sufficient to pay in full all Bonds due on any particular date, together with that interest, then to the payment thereof ratably, according to the amounts of principal due on that date, to the Holders entitled thereto, without any discrimination or privilege.

  The surplus, if any, remaining after the application of the moneys as set forth above shall, to the extent of any unreimbursed drawing under the Letter of Credit, or other obligations owing to the Bank under the Letter of Credit Reimbursement Agreement, be paid to the Bank until all such obligations are paid in full and then shall, to the extent of any amounts owing to Wellsford REIT under the Wellsford REIT Reimbursement Agreement, be paid to Wellsford REIT. Any remaining moneys shall be paid to the Corporation or the Person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

            (b) If the principal of all of the Bonds shall have become due or shall have been declared to be due and payable pursuant to this Article VII, all of those moneys shall be deposited into the Bond Fund and shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest, of interest over principal, of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the Holders entitled thereto, without any discrimination or privilege, except as to any difference in the respective rates of interest specified in the Bonds.

            (c) If the principal of all of the Bonds shall have been declared to be due and payable pursuant to this Article VII, and if that declaration thereafter shall have been rescinded and annulled under the provisions of
  Section 7.03 or 7.10, subject to the provisions of this Subsection 7.06(b) in the event that the principal of all of the Bonds shall become due and payable later, the moneys shall be deposited in the Bond Fund and shall be applied in accordance with the provisions of Article V.

            (d) Whenever moneys are to be applied pursuant to the provisions of this Section 7.06, those moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of moneys available for application and the likelihood of additional moneys becoming available for application in the future. Whenever the Trustee shall direct the application of those moneys, it shall fix the date upon which the application is to be made (and with respect to acceleration such date shall be fixed in accordance with Section 7.03), and upon that date, interest shall cease to accrue on the amounts of principal, if any, to be paid on that date, provided the moneys are available therefor. The Trustee shall give notice of the deposit with it of any moneys and of the fixing of that date, all consistent with the requirements of Section 2.08 for the establishment of, and for giving notice with respect to, a Special Record Date for the payment of overdue interest. Except as otherwise provided in Section 2.13, the Trustee shall not be required to make payment of principal of and any premium on a Bond to the Holder thereof, until the Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if it is paid fully.

       SECTION 7.07. Remedies Vested in Trustee. All rights of action (including without limitation, the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto. Any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining any Holders as plaintiffs or defendants. Any recovery of judgment shall be for the benefit of the Holders of the outstanding Bonds and the Bank, subject to the provisions of this Indenture.

       SECTION 7.08. Rights and Remedies of Holders. A Holder shall not have any right to institute any suit, action or proceeding for the enforcement of this Indenture, for the execution of any trust hereof, or for the exercise of any other remedy hereunder, unless:

            (a) there has occurred and is continuing an Event of Default of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which it is deemed to have notice under Subsection 8.02(f),

            (b) the Holders of at least a majority in aggregate principal amount of Bonds then outstanding shall have made written request to the Trustee and shall have afforded the Trustee reasonable opportunity to proceed to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name, and shall have offered indemnity to the Trustee as provided in Sections 8.01 and 8.02, and

            (c) the Trustee thereafter shall have failed or refused to exercise the remedies, rights and powers granted herein or to institute the suit, action or proceeding in its own name.

At the option of the Trustee, such notification (or notice), request, opportunity and offer of indemnity are conditions precedent in every case, to the institution of any suit, action or proceeding described above.

       No one or more Holders shall have any right to affect, disturb or prejudice in any manner whatsoever the security or benefit of this Indenture by its or their action, or to enforce, except in the manner provided herein, any remedy, right or power hereunder. Any suit, action or proceedings shall be instituted, had and maintained in the manner provided herein for the benefit of the Holders of all Bonds outstanding. Notwithstanding the foregoing provisions of this Section 7.08 or any other provision of this Indenture, the obligation of the Corporation shall be absolute and unconditional to pay hereunder from the Revenues and other funds pledged under this Indenture the principal of, premium, if any, on and interest on the Bonds to the respective Holders thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Holders to enforce such payment; provided that no Holder shall have a right to draw upon the Letter of Credit.

       SECTION 7.09. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any remedy, right or power under this Indenture in any suit, action or proceeding, and the suit, action or proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, the Corporation, the Trustee, the Bank and the Holders shall be restored to their former positions and rights hereunder, respectively, and all rights, remedies and powers of the Trustee shall continue as if no suit, action or proceeding had been taken.

       SECTION 7.10. Waivers of Events of Default. Except as hereinafter provided, at any time, in its discretion, the Trustee, but only with the prior written consent of the Bank, may (and, upon the written request of the Holders of at least a majority in aggregate principal amount of all Bonds outstanding, shall) waive any Event of Default hereunder and its consequences and annul any corresponding acceleration of maturity of principal of the Bonds. There shall not be so waived, however, any Event of Default described in Section 7.01, nor shall any acceleration in connection therewith be annulled, except with written consent of the Bank or after all obligations to the Bank under the Letter of Credit Notes, the Letter of Credit Reimbursement Agreement, the Secured Note, the Pledged Bonds and this Indenture have been paid in full and the Letter of Credit and the Alternate Letter of Credit replacing the Letter of Credit have terminated, with the written consent of Wellsford REIT and unless at the time of that waiver or annulment payments of the amounts and satisfaction of the other conditions provided in Section 7.03 for annulment have been made or provision has been made therefor; provided that the written consent of the Bank to any waiver shall not be required if there has occurred an Event of Default under Subsection 7.01(f) or (g). No waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

       SECTION 7.11. Trustee's Right to Appointment of Receiver. The Trustee shall be entitled as of right to the appointment of a receiver, and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are provided by law.

       SECTION 7.12. Trustee and Holders Entitled to All Benefits Under Law. It is the purpose of this Article VII to provide such remedies to the Trustee and the Bondholders as may be lawfully granted under the provisions of law, but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy provided by law. It is further intended that, insofar as lawfully possible, the provisions of this
Article VII shall apply to and be binding upon any trustee or receiver appointed hereunder.

       SECTION 7.13. Trustee's Obligation to Bank and Wellsford REIT Upon Payment Of All Amounts Due Bondholders. Once the principal of, premium, if any, on and interest on all Bonds issued hereunder have been paid, or provision has been made pursuant to Article X for payment of the same together with any purchase price of Bonds that is payable pursuant to Article IV, the Trustee's sole obligation hereunder shall be to assign promptly and turn over, first, to the Bank until all reimbursement obligations of the Corporation and Wellsford REIT under the Letter of Credit Reimbursement Agreement have been satisfied, and, second, to Wellsford REIT, until all reimbursement obligations of the Corporation under the Wellsford REIT Reimbursement Agreement have been satisfied, as successor, subrogee or otherwise, all of the Trustee's right, title and interest in, to and under the Assessment Agreement, the Assessment and Lien, the Secured Note, the Deed of Trust, this Indenture and all balances held hereunder (excluding the Rebate Fund) not required for the payment of the Bonds. The Trustee shall have no obligation hereunder to exercise rights or enforce remedies against the Account Parties under the Letter of Credit Notes for the benefit of the Bank or against the Corporation under the Wellsford REIT Note for the benefit of Wellsford REIT.

                             (End of Article VII)

                                 ARTICLE VIII

                         TRUSTEE AND REMARKETING AGENT


       SECTION 8.01.  Trustee's Acceptance and Responsibilities.

       (a) The Trustee accepts the trusts imposed upon it by this Indenture and agrees to observe and perform those trusts and duties, but only upon and subject to the terms and conditions set forth in this Article VIII, to all of which the parties hereto and thereto and the Holders agree. In its capacity as Trustee hereunder, the Trustee shall authenticate the Bonds and shall act as Bond paying agent, registrar, transfer agent and tender agent, all as provided herein.

       (b) Prior to the occurrence of a default or an Event of Default of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which by Subsection 8.02(f) the Trustee is deemed to have notice, and after the cure or waiver of all defaults or Events of Default which may have occurred,

            (i) the Trustee undertakes to perform only those duties and obligations which are set forth specifically in this Indenture, and no duties or obligations shall be implied to the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may rely conclusively, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are required specifically to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

       (c) In case a default or an Event of Default has occurred and is continuing hereunder (of which the Trustee has been notified, or is deemed to have notice), the Trustee shall exercise those rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of its own affairs.

       (d) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (i) this Subsection 8.01(d) shall not be construed to affect the limitation of the Trustee's duties and obligations provided in Subsection 8.01(b)(i) or the Trustee's right to rely on the truth of statements and the correctness of opinions as provided in Subsection 8.01(b)(ii);

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by any one of its officers, unless it shall be established that the Trustee was negligent in ascertaining the pertinent facts;

           (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Bonds then outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that this clause (iv) not relieve the Trustee of its duties to take actions required to be taken under Section
  7.03 and with respect to drawings to be made under the Letter of Credit and making payments on the Bonds when due.

       (e) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 8.01.

       (f) The Trustee acknowledges that the Assessment Agreement, the Assessment and Lien and the Deed of Trust have been entered into for the purpose of providing security for the payment of the principal of, premium, if any, on and interest on the Bonds, and the Trustee agrees to be bound by the terms thereof, and to perform its obligations thereunder, in accordance therewith and with this Indenture.

       (g) The Trustee agrees to cause Allocated Assessment Charges to be collected in accordance with the Assessment and Lien. The Trustee acknowledges that the Assessment and Lien provides for a schedule of Allocated Assessment Charges against each parcel, lot or tract of the Property.

       In accordance with its obligations under the Assessment and Lien and this Indenture, the Trustee shall obtain and maintain, at all times during which the Bonds shall remain outstanding, records with respect to the Property showing (a) a description of each Single Family Lot or Multifamily Unit located on the Property, (b) the identity of each owner of the parcels, lots or tracts constituting portions of the Property, (c) a schedule of the unpaid Allocated Assessment Charges to be paid by each owner of any parcel, lot or tract constituting a portion of the Property and (d) such other information as shall be required, in the discretion of the Trustee, in order to insure timely semiannual billings of Allocated Assessment Charges by the Trustee (which billings are to be made not later than the first day of each month next preceding an Interest Payment Date and timely collection of Allocated Assessment Charges in accordance with the Assessment and Lien.

       The Trustee shall, upon the written request of the Developer or any owner of a parcel, lot or tract constituting a portion of the Property, deliver to the Developer, such owner or the beneficiary of any permitted encumbrance described in the Assessment and Lien a written acknowledgement that the lien described in the Assessment and Lien is subordinate to any permitted encumbrance described in the Assessment and Lien and to the Developer or such owner releases permitted under the Assessment and Lien.

       (h) The Trustee shall keep and maintain or cause the Developer to keep and maintain books and records with respect to the amount of the Assessment Obligation and Allocated Assessment Charges against each parcel, lot or tract constituting a portion of the Property and the amount paid on account of each Allocated Assessment Charge.

       (i) The Trustee accepts and agrees to perform any and all duties which are imposed upon the Trustee or the Corporation under the Representation Letter.

       SECTION 8.02. Certain Rights and Obligations of Trustee. Except as otherwise provided in Section 8.01:

       (a) The Trustee (i) may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees (but shall be answerable therefor only in accordance with the standard specified above), (ii) shall be entitled to the advice of counsel concerning all matters of trusts hereof and duties hereunder, and (iii) may pay reasonable compensation in all cases to all of those attorneys, agents, receivers and employees reasonably employed by it in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Corporation) approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action taken or omitted to be taken in good faith in reliance upon that opinion or advice.

       (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for (i) any recital in this Indenture or in the Bonds, (ii) the validity, priority, recording, rerecording, filing or refiling of this Indenture or any Supplemental Indenture, (iii) any instrument or document of further assurance or collateral assignment, (iv) any financing statements, amendments thereto or continuation statements, (v) the validity of the execution by the Corporation of this Indenture, any Supplemental Indenture or instruments or documents of further assurance, (vi) the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or
(vii) the maintenance of the security hereof.

       (c) The Trustee shall not be accountable for the application by the Corporation or any other Person of the proceeds of any Bonds authenticated or delivered hereunder.

       (d) The Trustee may, in the absence of bad faith on its part, act upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who is the Holder of any Bonds at the time of making the request or giving the authority or consent, shall be conclusive and binding upon all future Holders of the same Bond and of Bonds issued in exchange therefor or in place thereof.

       (e) As to the existence or nonexistence of any fact for which the Corporation or the Bank may be responsible or as to the sufficiency or validity of any instrument, document, report, paper or proceeding, the Trustee, in the absence of bad faith on its part, shall be entitled to rely upon a certificate signed on behalf of the Corporation or the Bank by an Authorized Representative or authorized officer thereof, as applicable, as sufficient evidence of the facts recited therein. Prior to the occurrence of a default or Event of Default hereunder of which the Trustee has been notified, as provided in Subsection 8.02(f), or of which by Subsection 8.02(f) is deemed to have notice, the Trustee may accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient; provided that the Trustee in its discretion may require and obtain any further evidence which it deems to be necessary or advisable; and provided further that the Trustee shall not be bound to secure any further evidence. The Trustee may accept a certificate of the officer, or an assistant thereto, having charge of the appropriate records, to the effect that a resolution has been adopted by the Corporation in the form recited in that certificate, as conclusive evidence that the resolution has been duly adopted and is in full force and effect.

       (f) The Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in Subsections 7.01(a), (b), (c), (e) and (f), unless the Trustee shall be notified specifically of the default or Event of Default in a written instrument or document delivered to it by the Corporation, the Bank or by the Holders of at least 12% of the aggregate principal amount of Bonds outstanding. In the absence of delivery of a notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted above.

       (g) At any reasonable time, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives (i) may inspect and copy fully all books, papers and records of the Corporation pertaining to the Bonds, and (ii) may make any memoranda from and in regard thereto as the Trustee may desire.

       (h) The Trustee shall not be required to give any bond or surety with respect to the execution of these trusts and powers or otherwise in respect of the premises.

       (i) Notwithstanding anything contained elsewhere in this Indenture to the contrary, the Trustee may demand any showings, certificates, reports, opinions, appraisals and other information, and any corporate action and evidence thereof, in addition to that required by the terms hereof, as a condition to the authentication of any Bonds or the taking of any action whatsoever within the purview of this Indenture, if the Trustee deems it to be desirable for the purpose of establishing the right of the Corporation to the authentication of any Bonds or the right of any Person to the taking of any other action by the Trustee; provided that the Trustee shall not be required to make such demand.

       (j) Before taking action hereunder pursuant to Section 8.04 or Article VII (with the exception of any action required to be taken under Section 7.03 and except with respect to drawings made under the Letter of Credit and with respect to payment on the Bonds when due), the Trustee may require that a satisfactory indemnity bond be furnished to it for the reimbursement of all expenses which it may incur and to protect it against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from its negligence or willful misconduct; provided that no such bond shall be required from the Corporation. The Trustee may take action without that indemnity, and in that case, the Corporation shall reimburse the Trustee for all of the Trustee's expenses pursuant to Section 8.03.

       (k) Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall be held in trust for the purposes for which those moneys were received, until those moneys are used, applied or invested as provided herein; provided that those moneys need not be segregated from other moneys, except to the extent required by this Indenture or by law. The Trustee shall not have any liability for interest on any moneys received hereunder, except to the extent expressly provided herein or agreed with the Corporation.

       (l) Any resolution of the Corporation and any opinions, certificates and other instruments and documents for which provision is made in this Indenture may be accepted by the Trustee, in the absence of bad faith on its part, as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

       (m) The Trustee may construe any ambiguous or inconsistent provisions of this Indenture, and any construction of such provisions by the Trustee shall be binding upon the Bondholders.

       SECTION 8.03. Fees, Charges and Expenses of Trustee. The Trustee shall be entitled to payment or reimbursement by the Corporation for reasonable fees for the Ordinary Services of the Trustee and its agents rendered hereunder and for all advances, counsel fees and other Ordinary Expenses reasonably and necessarily paid or incurred by it and its agents in connection with the provision of Ordinary Services. For purposes hereof, fees for Ordinary Services provided for by their respective standard fee schedule shall be considered reasonable. In the event that it should become necessary for any of them to perform Extraordinary Services, they shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary Extraordinary Expenses incurred in connection therewith. The Trustee shall not be entitled to compensation or reimbursement for Extraordinary Services or Extraordinary Expenses occasioned by its negligence or willful misconduct.

       The Trustee shall be indemnified by the Corporation for all claims and liabilities arising out of the discharge of its duties hereunder, except for those claims resulting from its negligence or wilful misconduct.

       The initial or acceptance fees of the Trustee and the fees for the Trustee's Ordinary Services and Ordinary Expenses and Extraordinary Service and Extraordinary Expenses shall be payable upon demand and shall bear interest from five Business Days following the date of demand therefor at the Interest Rate for Advances.

       SECTION 8.04. Intervention by Trustee. The Trustee may intervene on behalf of the Holders, and shall intervene if requested to do so in writing by the Holders of at least 25% of the aggregate principal amount of Bonds outstanding, in any judicial proceeding to which the Corporation is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Holders of the Bonds. The rights and obligations of the Trustee under this Section 8.04 are subject to the approval of that intervention by a court of competent jurisdiction. The Trustee may require that a satisfactory indemnity bond be provided to it in accordance with Sections 8.01 and 8.02 before it takes action hereunder.

       SECTION 8.05. Successor Trustee. Anything herein to the contrary notwithstanding,

            (a) any corporation or association (i) into which the Trustee may be converted or merged, (ii) with which the Trustee or any successor to it may be consolidated, or (iii) to which the Trustee may sell or transfer its assets and trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer, ipso facto, shall be and become successor Trustee hereunder and shall be vested with all of the title to the whole property or trust estate hereunder; and

            (b) that corporation or association, as successor Trustee, shall be vested further, as was its predecessor, with each and every trust, property, remedy, power, right, duty, obligation, discretion, privilege, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee, without the execution or filing of any instrument or document (except the Pledge and Security Agreement) or any further act on the part of any of the parties hereto.

Any successor trustee, however, (i) shall be a trust company or a bank having the powers of a trust company, (ii) shall be in good standing within the State of Colorado, (iii) shall be duly authorized to exercise trust powers within the State of Colorado, and (iv) shall have and maintain a reported capital and surplus of not less than $25,000,000.

       SECTION 8.06. Resignation by Trustee. The Trustee may resign at any time from the trusts created hereby by giving written notice of the resignation to the Corporation, the Bank and the Remarketing Agent and by mailing written notice of the resignation to the Holders as their names and addresses appear on the Register at the close of business 15 days prior to the mailing. The resignation shall take effect only upon the appointment of a successor Trustee.

       SECTION 8.07. Removal of Trustee. The Trustee may be removed at any time by an instrument or document or concurrent instruments or documents delivered to the Trustee at least five Business Days prior to the date of removal, with copies thereof mailed to the Corporation, the Bank and the Remarketing Agent, and signed by or on behalf of the Holders of not less than a majority in aggregate principal amount of the Bonds outstanding or by the Corporation, the Bank and Wellsford REIT.

       The Trustee also may be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Corporation or the Holders of not less than 25% in aggregate principal amount of the Bonds outstanding.

       The removal of the Trustee pursuant to this Section 8.07 shall take effect only upon the appointment of a successor Trustee.

       SECTION 8.08. Appointment of Successor Trustee. If (i) the Trustee shall resign, shall be removed, shall be dissolved, or shall become otherwise incapable of acting hereunder, (ii) the Trustee shall be taken under the control of any public officer or officers, or (iii) a receiver shall be appointed for the Trustee by a court, then a successor Trustee shall be appointed by the Corporation with the written consent of the Bank; provided that if a successor Trustee is not so appointed within 10 days after (a) a notice of resignation or an instrument or document of removal is received by the Corporation, as provided in Sections 8.06 and 8.07, respectively, or (b) the Trustee is dissolved, taken under control, becomes otherwise incapable of acting or a receiver is appointed, in each case, as provided above, then, so long as the Corporation shall not have appointed a successor trustee, the Holders of a majority in aggregate principal amount of Bonds outstanding may designate a successor trustee by an instrument or document or concurrent instruments or documents in writing signed by or on behalf of those Holders. If no appointment of a successor trustee shall be made pursuant to the foregoing provisions of this Section 8.08, the Holder of any Bond outstanding or any retiring trustee may apply to any court of competent jurisdiction to appoint a successor trustee. Such court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor trustee.

       Every successor trustee appointed hereunder shall execute and acknowledge, and shall deliver to its predecessor, the Corporation, the Bank and the Remarketing Agent, an instrument or document in writing accepting the appointment. Thereupon, without any further act, the successor shall become vested with all of the trusts, properties, claims, demands, causes of action, immunities, estates, titles, interests and liens of its predecessor. Upon the written request of its successor, the Corporation, the Bank or the Remarketing Agent, the predecessor trustee (i) shall execute and deliver an instrument or document transferring to its successor all of the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens of the predecessor trustee hereunder, and (ii) shall take any other action necessary to duly assign, transfer and deliver to its successor all property (including, without limitation, all securities and moneys and the Letter of Credit (in accordance with its terms) or any Alternate Credit Facility) held by it as trustee. Should any instrument or document in writing from the Corporation be requested by any successor trustee for vesting and conveying more fully and certainly in and to that successor the trusts, properties, remedies, powers, rights, duties, obligations, discretions, privileges, claims, demands, causes of action, immunities, estates, titles, interests and liens vested or conveyed or intended to be vested or conveyed hereby in or to the predecessor trustee, the Corporation shall execute, acknowledge and deliver that instrument or document.

       In the event of a change in the trustee, the predecessor trustee shall cease to be custodian of any moneys which it may hold pursuant to this Indenture and shall cease to be Bond paying agent, registrar, transfer agent, tender agent and authenticating agent for the Bonds. The successor trustee shall become custodian for moneys held under this Indenture and Bond paying agent, registrar, transfer agent, tender agent and authenticating agent as and to the extent provided herein.

       SECTION 8.09. Adoption of Authentication. In case any of the Bonds shall have been authenticated, but shall not have been delivered, any successor trustee may adopt the certificate of authentication of any predecessor trustee and may deliver those Bonds so authenticated as provided herein. In case any Bonds shall not have been authenticated, any successor trustee may authenticate those Bonds either in the name of any predecessor or in its own name. In all cases, the certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the predecessor trustee.

       SECTION 8.10. Designation and Succession of Paying Agent, Registrar, Transfer Agent, Tender Agent and Authenticating Agent. The Trustee may, with the consent of the Corporation and the Bank, appoint an agent or agents, with power to act on the Trustee's behalf and subject to the Trustee's direction in the authentication, registration, transfer and exchange and tender of Bonds and payment of Bond Service under the provisions of this Indenture. For all purposes of this Indenture, the authentication, registration and delivery of Bonds by any such agent pursuant to this Section 8.10 shall be deemed to be authentication, registration and delivery of those Bonds by the Trustee.

       Any corporation or association with or into which any such agent may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, consolidation or conversion to which any such agent shall be a party, or any corporation or association succeeding to the trust business of any such agent, shall be the successor of that agent hereunder, if that successor corporation or association is otherwise eligible hereunder, without the execution or filing of any paper or any further act on the part of the parties hereto or the such agent or such successor corporation.

       Any such agent may at any time resign by giving written notice of resignation to the Trustee and to the Corporation, the Bank and the Remarketing Agent. The Trustee may at any time terminate the agency of any such agent by giving written notice of termination to such agent and to the Corporation and the Remarketing Agent. Upon receiving such a notice of resignation or upon such a termination, or in the case at any time any such agent shall cease to be eligible under this Section 8.10, the Trustee may appoint a successor agent. The Trustee shall give written notice of appointment of a successor agent to the Corporation and the Remarketing Agent and shall mail, within 10 days after that appointment, notice thereof to all Holders as their names and addresses appear on the Register on the date of that appointment.

       The Trustee shall pay to any such agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments as Ordinary Expenses, subject to Section 8.03.

       The pertinent provisions of Subsections 8.02(b), (c), (d), (h) and (i) shall be applicable to any such agent.

       SECTION 8.11. Dealing in Bonds. The Trustee, the Bank and the Remarketing Agent, their affiliates, and any directors, officers, employees or agents thereof, in good faith, may become the owners of Bonds secured hereby with the same rights which it or they would have hereunder if the Trustee, the Bank or the Remarketing Agent did not serve in those capacities. The Trustee may be, or be affiliated with, the Remarketing Agent or the Bank. The Trustee may also engage in or be interested in any financial or other transaction with the Corporation or any related party.

       SECTION 8.12. Representations, Agreements and Covenants of Trustee. The Trustee represents and covenants that it is a national banking association duly organized and validly existing under the laws of the United States of America, in good standing and duly authorized to exercise corporate trust powers in the State of Colorado and that it will take such action, if any, as is necessary to remain in good standing and duly authorized to exercise corporate trust powers in the State of Colorado.

       SECTION 8.13. Appointment of Remarketing Agent. The Corporation shall appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 8.14. The Remarketing Agent shall designate to the Trustee its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Corporation and the Trustee under which the Remarketing Agent will agree, particularly:

            (a) to hold all Bonds delivered to it by the Trustee for resale and delivery to the purchasers of such Bonds;

            (b) to hold all moneys representing the purchase price of Bonds for the benefit of the Person or entity entitled to receive the payment of such purchase price;

            (c) to determine the Weekly Rate, the Term Rate and the Fixed Rate in accordance with Sections 2.03, 2.04 and 2.05 of this Indenture, and to give notice to the Trustee of the Weekly Rate, and to the Trustee, the Corporation and the Bank of the Term Rate and the Fixed Rate, on the date of the determination thereof; and

            (d) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Corporation, the Trustee and the Bank at all reasonable times.

In addition, the Remarketing Agent will enter into the Remarketing Agreement with the Corporation in form and substance mutually satisfactory to them. The Remarketing Agent shall be entitled to advice of legal counsel on any matter relating to the Remarketing Agent's obligations hereunder and shall be entitled to act upon the opinion of such counsel in the exercise of reasonable care in fulfilling such obligations.

       SECTION 8.14. Qualifications of Remarketing Agent. The Remarketing Agent shall be a national banking association or a bank or trust company or a member of the National Association of Securities Dealers, Inc., authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 30 days' prior written notice by registered or certified mail to the Trustee, the Corporation and the Bank. The Remarketing Agent may be removed at any time by the Corporation upon 30 days' notice which shall be in writing, signed by the Corporation and delivered to the Remarketing Agent, the Trustee and the Bank.

       In the event of the resignation or removal of the Remarketing Agent, the Corporation, with the consent of the Bank (provided that the Bank shall be deemed to have consented to the removal of a Remarketing Agent which has ceased to meet the foregoing qualifications), shall appoint a successor remarketing agent meeting the qualifications set forth in this Section 8.14, and the Remarketing Agent shall pay over, assign and deliver any moneys and Bonds held by it in such capacity to its successor or if there be no successor, to the Trustee as hereinafter provided. The Trustee shall provide prompt written notice to the Holders of the appointment of a successor remarketing agent.

       In the event that the Remarketing Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Remarketing Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and the Corporation shall not have appointed its successor as Remarketing Agent, the Trustee, notwithstanding the provisions of the first paragraph of this
Section 8.14, shall ipso facto be deemed to be the remarketing agent for all purposes of this Indenture until the appointment by the Corporation of the successor remarketing agent; provided that the Trustee, in its capacity as remarketing agent, shall not be required to remarket Bonds nor to establish the Weekly Rate or the Term Rate.

       SECTION 8.15. Compensation and Expenses of Remarketing Agent. The Corporation is obligated to pay directly reasonable compensation to and the reasonable expenses of the Remarketing Agent. The terms of such obligation shall be set forth in the Remarketing Agreement.

                             (End of Article VIII)

                                  ARTICLE IX

                          SUPPLEMENTS AND AMENDMENTS


       SECTION 9.01. Supplemental Indentures Not Requiring Consent of Holders. Without the consent of or notice to any Holders, the Corporation and the Trustee may enter into indentures supplemental to this Indenture for any one or more of the following purposes:

            (a) To cure any ambiguity, inconsistency or formal defect or omission in this Indenture;

            (b) To grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

            (c) To confirm any pledge of or lien on the Revenues, to assign additional revenues under this Indenture or to accept additional security or instruments of further assurance;

            (d) To add to the covenants, agreements and obligations of the Corporation under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Holders, or to surrender or limit any right, power or authority reserved to or conferred upon the Corporation in this Indenture;

            (e) To permit the use of a book-entry system to identify the owner of an interest in an obligation issued by the Corporation under this Indenture, whether that obligation was formerly, or could be, evidenced by a tangible security;

            (f) To permit the Trustee to comply with any obligations imposed upon it by law;

            (g) To specify further the duties and responsibilities of, and to define further the relationship among, the Trustee and the Remarketing Agent;

            (h) To achieve compliance of this Indenture with any applicable federal securities or tax laws;

            (i)  To evidence the appointment of a new Remarketing Agent;

            (j) To provide for an Alternate Letter of Credit or an Alternate Credit Facility;

            (k) To make any amendments required to secure a rating on the Bonds from a Rating Service equal to the rating of the Bank's unsecured indebtedness;

            (l) To implement a conversion in whole or in part to a Term Rate or a Fixed Rate and to fix mandatory sinking fund redemption dates and amounts in connection therewith; or

            (m) To permit any other amendment which is not materially adverse to the interests of the Trustee or the Holders.

Before the Corporation and the Trustee shall enter into any supplemental indenture pursuant to this Section 9.01, there shall have been delivered to the Trustee and the Corporation the written consent of the Bank and an opinion of Bond Counsel stating that such Supplemental Indenture is authorized or permitted by this Indenture and will, upon the execution and delivery thereof, be valid and binding upon the Corporation in accordance with its terms.

       SECTION 9.02. Supplemental Indentures Requiring Consent of Holders. In addition to the Supplemental Indentures permitted by Section 9.01, this Indenture may be amended or supplemented from time to time by a Supplemental Indenture approved by the Bank and the Holders of a majority in aggregate principal amount of the Bonds then outstanding, except that, other than as permitted by Section 9.01, this Indenture may not be amended with respect to
(a) the principal or redemption price or interest payable upon any Bonds,
(b) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (c) this Article IX. This Indenture may be amended with respect to the matters enumerated in clauses (a) to (c) of the preceding sentence only with the unanimous consent of the Bank and all Holders. Before the Corporation and the Trustee may enter into such Supplemental Indenture, there shall have first been delivered to the Trustee the required consents, in writing, of the Bank and the Holders and an opinion of Bond Counsel stating that such Supplemental Indenture is authorized or permitted by this Indenture and will, upon the execution and delivery thereof, be valid and binding upon the Corporation in accordance with its terms. The Remarketing Agent may consent on behalf of any Holders who have tendered their Bonds for purchase prior to the remarketing of such Bonds.

       SECTION 9.03. Authorization to Trustee; Effect of Supplement. The Trustee is authorized to join with the Corporation in the execution and delivery of any Supplemental Indenture in accordance with this Article IX and to make the further agreements and stipulations which may be contained therein. Thereafter, (a) such Supplemental Indenture shall form a part of this Indenture; (b) all terms and conditions contained in that Supplemental Indenture as to any provision authorized to be contained therein shall be deemed to be a part of the terms and conditions of this Indenture for any and all purposes; (c) this Indenture shall be deemed to be modified and amended in accordance with the Supplemental Indenture; and (d) the respective rights, duties and obligations under this Indenture of the Corporation, the Trustee, the Remarketing Agent, the Bank and all Holders of Bonds outstanding shall be determined, exercised and enforced hereunder in a manner which is subject in all respects to those modifications and amendments made by the Supplemental Indenture. The Trustee shall not be required to execute any Supplemental Indenture containing provisions adverse to the Trustee.

       SECTION 9.04. Modification by Unanimous Consent. Notwithstanding anything contained elsewhere in this Indenture, the rights and obligations of the Corporation and of the Holders, and the terms and provisions of the Bonds and this Indenture or any Supplemental Indenture, may be modified or altered in any respect with the consent of the Holders of all of the Bonds outstanding and the Bank.

       SECTION 9.05. Amendment of Letter of Credit. If the Bank proposes to amend the Letter of Credit, the Trustee may consent thereto, provided that (a) if such proposal would amend the Letter of Credit in such a way as would materially adversely affect the interests of the Holders, the Trustee shall notify the Holders and the Rating Service (if the Bonds are then rated by a Rating Service) of the proposed amendment and may consent thereto only with (i) the prior written consent of the Holders of a majority in aggregate principal amount of the Bonds then outstanding and (ii) the confirmation by such Rating

Service that such amendment will not result in a withdrawal or reduction of its rating of the Bonds, and (b) the Trustee shall not, without the unanimous consent of all Holders, consent to any amendment materially adversely affecting the interests of the Holders which would decrease or delay the amounts payable under the Letter of Credit in respect of outstanding Bonds on any Interest Payment Date or on any date of redemption, acceleration, payment at maturity or purchase of the Bonds, or advance the stated expiration date of the Letter of Credit to an earlier date. No consent of the Holders shall be required for amendments to the Letter of Credit which are provided for or contemplated by this Indenture.

       SECTION 9.06. Trustee Authorized to Join in Supplements and Amendments; Reliance on Counsel. The Trustee is authorized to join with the Corporation in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article IX and in so doing shall be fully protected by an opinion of counsel that such Supplemental Indenture or amendment is so permitted.

       SECTION 9.07. Consent of Bank or Wellsford REIT. Notwithstanding anything herein contained, so long as the Letter of Credit remains outstanding or any obligations to the Bank under the Letter of Credit Reimbursement Agreement, the Letter of Credit Notes, the Pledged Bonds or this Indenture remain unpaid, no amendment shall be made to the Assessment Agreement, the Assessment and Lien or this Indenture (except to add to the Property described therein) or to the Deed of Trust without the prior written consent of the Bank. Whenever the direction or consent of the Bank or Wellsford REIT is required by this Indenture as a condition of any action to be taken by the Trustee hereunder, the direction or consent of the Bank shall be required so long as the Letter of Credit remains outstanding or any obligations to the Bank under the Letter of Credit Reimbursement Agreement, the Letter of Credit Notes, the Pledged Bonds or this Indenture remain unpaid, and the direction or consent of Wellsford REIT shall be required at the times and on the conditions set forth herein. Notwithstanding any provision of this Indenture to the contrary, so long as the Letter of Credit remains outstanding and Wellsford REIT remains a party to the Letter of Credit Reimbursement Agreement or Wellsford REIT remains unreimbursed by the Corporation for amounts owed to it under the Wellsford Reimbursement Agreement, no amendment shall be made to the Assessment Agreement, the Assessment and Lien or this Indenture (except to add to the Property described therein) or to the Deed of Trust without the prior written consent of Wellsford REIT. Notwithstanding any provision of this Indenture to the contrary, the direction or consent of the Bank or Wellsford REIT shall not be required to enforce the rights of the Holders under or with respect to the Letter of Credit.

       SECTION 9.08. Notice to Rating Service. The Trustee shall promptly notify the Rating Service (if the Bonds are then rated by a Rating Service) of any resignation or removal of the Trustee or the Remarketing Agent, any termination, extension or replacement of the Letter of Credit, any conversion of the Bonds from one Rate Mode to another, any mandatory tender, acceleration or defeasance of the Bonds and any material supplement or amendment to this Indenture, the Remarketing Agreement, the Letter of Credit or the Letter of Credit Reimbursement Agreement, and not more than 45 days nor less than 30 days prior to the Expiration Date of the Letter of Credit shall notify the Rating Service (if the Bonds are then rated by a Rating Service) of the Expiration Date of the Letter of Credit.


                              (End of Article IX)

                                   ARTICLE X

                                  DEFEASANCE


       SECTION 10.01. Defeasance. When the principal of, premium, if any, on and interest on all Bonds issued hereunder have been paid, or provision has been made for payment of the same and any tender purchase price which may become payable pursuant to Article IV, together with the compensation and expenses of the Trustee and all other sums payable hereunder by the Corporation, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease and the Trustee, on demand of the Corporation, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Corporation and shall turn over to the Corporation or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder not required for the payment of the Bonds and such other sums and shall surrender the Letter of Credit to the Bank; provided that (a) any proceeds of the Letter of Credit not required for payment of the Bonds shall be turned over to the Bank and (b) in the event there has been a drawing under the Letter of Credit for which the Bank or Wellsford REIT has not been fully reimbursed pursuant to the Letter of Credit Reimbursement Agreement or the Wellsford REIT Reimbursement Agreement or any other obligations are then due and owing to the Bank or Wellsford REIT under the Letter of Credit Reimbursement Agreement or the Wellsford REIT Reimbursement Agreement, the Trustee shall assign and turn over, first, to the Bank until all reimbursement obligations of the Corporation and Wellsford REIT under the Letter of Credit Reimbursement Agreement have been satisfied, and, second, to Wellsford REIT, until all reimbursement obligations of the Corporation under the Wellsford REIT Reimbursement Agreement have been satisfied, as successor, subrogee or otherwise, all of the Trustee's right, title and interest under this Indenture, all balances held hereunder (excluding the Rebate Fund) not required for the payment of the Bonds and such other sums and the Trustee's right, title and interest in, to and under any property comprising the Trust Estate. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portions thereof) for which provision for payment shall have been considered made shall be selected by lot or by such other method as the Trustee deems fair and appropriate, first, from Bonds other than Pledged Bonds and Corporation Bonds, second, from Pledged Bonds of the Bank, third, from Pledged Bonds of Wellsford REIT, and, fourth, from Corporation Bonds, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

       SECTION 10.02.  Provision for Payment.

       (a) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund (1) cash in an amount sufficient to make all payments (including principal, premium, if any, interest and tender purchase price payments, if any) specified in Section 10.01 with respect to such Bonds, or (2) noncallable, non-prepayable direct obligations issued by the United States of America, maturing on or before the date or dates when the payments specified above shall become due, the principal amount of which and the interest thereon, when due, is or will be, in the aggregate, sufficient without reinvestment to make all such payments, or (3) any combination of cash and such obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient without reinvestment to make all such payments; provided that (i) such amount on deposit shall be deemed sufficient only if (A) while the Bonds bear interest at a Weekly Rate, it provides for payment of interest at the rate of 12% per annum and the Corporation shall have surrendered any power hereunder thereafter to increase the Maximum Rate for Bonds in the Weekly Mode, or (B) while the Bonds bear interest at a Term Rate, it provides for payment of interest at such Term Rate and the Bonds have been called for redemption on or before the Term Rate Period End Interest Payment Date of the Term Period for which such Term Rate has been set, and (ii) provision for payment of Bonds shall be deemed to be made only if (A) the Trustee holds in the Bond Fund cash constituting Available Moneys and/or such obligations purchased with Available Moneys for payment of such Bonds pursuant to Section 5.04 in amounts sufficient to make all payments specified above with respect to such Bonds, as verified by an accountant's certification in form and by an accountant acceptable to the Trustee and the Rating Service, and (B) in the case of Bonds in the Weekly Mode, the Bonds have been called for redemption on a date not more than 60 days from the date provision for payment is being made pursuant to this Section 10.02 and, in determining the sufficiency of amounts held to make payments with respect to the Bonds, there shall be excluded any and all interest expected to be earned on obligations held by the Trustee. Prior to providing for the payment of any Bonds in the Weekly Mode, the Corporation shall obtain written evidence from the Rating Service that the Rating Service has reviewed the proposed provision for payment and that such provision will not result in the reduction or withdrawal of the then-current rating of the Bonds.

       (b) Neither the moneys nor the obligations deposited with the Trustee pursuant to this Article X shall be withdrawn or used for any purpose other than, and such obligations and moneys shall be segregated and held in trust for, the payment of the principal of, premium, if any, on and interest on the Bonds (or portions thereof), or for the payment of the purchase price of such Bonds in accordance with Article IV, in order for the Holders of such Bonds to be no longer entitled to the lien of this Indenture; provided that, while the Bonds are in the Weekly Mode, such moneys, if not then needed for such purpose, shall, to the extent practicable, be invested and reinvested in direct obligations issued by the United States of America maturing on or prior to the earlier of (i) the date moneys may be required for the purchase of Bonds pursuant to Article IV and (ii) the Interest Payment Date next succeeding the date of investment or reinvestment.

       (c) Whenever moneys or obligations shall be deposited with the Trustee for the payment or redemption of Bonds more than 60 days prior to the date that such Bonds are to mature or be redeemed, the Trustee shall mail a notice to the Holders of Bonds for the payment of which such moneys or obligations are being held at their registered addresses stating that such moneys or obligations have been deposited. Such notice shall also be sent by the Trustee to the Rating Service. Notwithstanding the foregoing, no delivery to the Trustee under this Section shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with Article III or the Corporation shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give, in the manner and at the times prescribed by
Article III, notice of redemption.

       SECTION 10.03. Deposit of Funds for Payment of Bonds. If the principal or tender purchase price of any Bonds becoming due, either at maturity or by call for redemption or tender or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 10.02, all interest on such Bonds shall cease to accrue on the due date and all liability of the Corporation with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter, the Holders of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Holders uninvested and without liability for interest thereon. Moneys so deposited with the Trustee which remain unclaimed five years after the date payment thereof becomes due shall, at the request of the Corporation (or the Bank) and if the Corporation is not at the time to the knowledge of the Trustee in default with respect to any covenant contained in the Indenture or the Bonds, be paid to the Corporation (or to the Bank or Wellsford REIT as provided in Section 10.01 with respect to surplus balances), and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Corporation; provided that (i) such moneys shall not be remitted to the Corporation unless the Trustee shall have received an opinion of counsel experienced in matters pertaining to the United States Bankruptcy Code that the contemplated delivery of such moneys to the Corporation will not cause any other moneys paid to the Holders to be transfers of property voidable under Section 547 of the United States Bankruptcy Code should the Corporation become a debtor under the United States Bankruptcy Code, and (ii) the Trustee, before making payment to the Corporation, may, at the expense of the Corporation, cause a notice to be given to the Holders at their registered addresses, stating that the moneys remaining unclaimed will be returned to the Corporation after a specified date.

       SECTION 10.04. Survival of Certain Provisions. Notwithstanding the foregoing, any provisions of this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, credit against mandatory sinking fund requirements, exchange, transfer and registration of Bonds, replacement of mutilated, lost, wrongfully taken or destroyed Bonds, safekeeping and cancellation of Bonds, nonpresentment of Bonds, holding of moneys in trust, payment of moneys to the Bank, and the duties of the Trustee in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee and the Holders notwithstanding the release and discharge of this Indenture. The provisions of this Article X shall survive the release, discharge and satisfaction of this Indenture.

       SECTION 10.05.  District's Rights.

            (a) The Corporation covenants and agrees that all activities of the Corporation shall be undertaken for the benefit of the District. Not later than upon discharge of all obligations of the Corporation, including the Bonds, the Letter of Credit Notes, the Secured Note and the Wellsford REIT Note, the District shall be entitled to acquire fee title to the Public Improvements without cost and unencumbered except as provided in the Operating Agreement.

            (b) The District is hereby granted the right to obtain, at any time, fee title and exclusive possession of property (including the Public Improvements) financed by obligations of the Corporation, including the Bonds, the Letter of Credit Notes, the Secured Note and the Wellsford REIT Note, free from liens and encumbrances created by the Corporation related to the Bonds (but subject to such encumbrances as are permitted under the Operating Agreement), and any additions to such property by (1) placing into escrow an amount that will be sufficient to defease such Bonds and other obligations, and
(2) paying reasonable costs incident to the defeasance, each as provided in
Section 10.02. The District, at any time before it defeases such obligations, shall not agree or otherwise be obligated to convey any interest in such property to any person (including the United States of America or its agencies or instrumentalities) for any period extending beyond or beginning after the

District defeases such obligations. In addition, the District shall not agree or otherwise be obligated to convey a fee interest in such property to any person who was a user thereof, (or a related person) before the defeasance within 90 days after the District defeases such obligations.

            (c) If the District exercises its option under Subsection 10.05(b), the Corporation shall immediately cancel all encumbrances on such property, including all leases and management agreements (subject to permitted encumbrances as aforesaid). Any lease, management contract, or similar encumbrance on such property will be considered immediately cancelled if the lessee, management company, or other user vacates such property within a reasonable time, not to exceed 90 days, after the date the District exercises its rights under Subsection 10.05(b).

            (d) In addition to the foregoing, if pursuant to Section 7.03, the Trustee declares the principal of any Bonds then Outstanding to be due and payable and any foreclosure proceeding or other action is commenced under this Indenture which could lead to the sale or other disposition of the property pledged thereunder, the District is hereby granted an exclusive option to purchase all such property (including the Public Improvements) for the amount of the outstanding obligations of the Corporation, including all amounts due hereunder, under the Bonds, the Letter of Credit Notes, the Secured Note and the Wellsford REIT Note, and accrued interest thereon to the date of default. The Trustee shall provide notice to the District of the commencement of any such action within 30 days of the occurrence thereof. The District shall have 90 days from the date it is notified by the Trustee of such action in which to both exercise the option (which shall be exercised by giving written notice of such exercise to the Trustee and the Corporation) and purchase the property. Other than the foregoing requirement, the provisions of this Section 10.05 are not intended and shall not be interpreted so as to limit the Holders' rights to pursue their remedies hereunder.

            (e) In the event the District exercises its options under Subsection 10.05(b) or 10.05(d), the District shall receive a credit towards its defeasance or purchase costs in the amount of any fund or account balances held under this Indenture with the exception of (1) the Rebate Fund, (2) any amount needed to pay additional interest on the Bonds or expenses in connection with such defeasance under Section 10.02.

            (f) Unencumbered fee title (subject to permitted encumbrances as aforesaid) to the Public Improvements and any additions thereto and exclusive possession and use thereof (subject to permitted encumbrances as aforesaid) will vest in the District without demand or further action on its part when all obligations of the Corporation, including the Bonds, the Letter of Credit Notes, the Secured Note and the Wellsford REIT Note, are discharged. For purposes of this Subsection 10.05(f), such obligations will be discharged when
(1) cash is available at the place of payment on the date that the obligations are due (whether at maturity or upon call for redemption) and (2) interest ceases to accrue on the obligations. All leases, management contracts and similar encumbrances on the Public Improvements shall terminate upon discharge of said obligations. Encumbrances that do not significantly interfere with the enjoyment of such property, such as most easements granted to utility companies, are not considered encumbrances for purposes of this Section 10.05.

            (g) Any additional obligations issued by the Corporation either to complete or add to the Public Improvements or to refund the Bonds will be discharged no later than the latest maturity date of the Bonds, which may not be extended.

                              (End of Article X)

                                  ARTICLE XI

                                 MISCELLANEOUS


       SECTION 11.01. Limitation of Rights; No Personal Recourse. With the exception of rights conferred expressly in this Indenture, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Remarketing Agent, the Bank, Wellsford REIT and the Holders of the Bonds any legal or equitable rights, remedy, power or claim under or with respect to this Indenture or any covenants, agreements, conditions and provisions contained herein.

       No covenant or agreement contained in this Indenture or the Bonds shall be deemed to be the covenant or agreement of any member, director, officer, attorney, agent or employee of the Corporation in an individual capacity. No recourse shall be had for the payment of any claim based thereon against any member, director, officer, agent, attorney or employee of the Corporation, past, present or future, or its successors or assigns, as such, either directly or through the Corporation, or any such successor, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise.

       SECTION 11.02. Severability. In case any section or provision of this Indenture, or any covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, or any application thereof, is held to be illegal or invalid for any reason, or is inoperable at any time, such illegality, invalidity or inoperability shall not affect the remainder thereof or any other section or provision of this Indenture or any other covenant, agreement, stipulation, obligation, act or action, or part thereof, made, assumed, entered into or taken under this Indenture, all of which shall be construed and enforced at the time as if the illegal, invalid or inoperable portion were not contained therein.

       SECTION 11.03. Notices. Except as provided in Sections 3.04 and 7.02, it shall be sufficient service or giving of any notice, request, complaint, demand or other instrument or document, if it is duly mailed by first class mail. Notices to the Corporation, the Trustee, the Bank and the Remarketing Agent shall be addressed as follows:

       (a) If to the Corporation, at 370 17th Street, Suite 3100, Denver, Colorado 80202, Attention: President;

       (b) If to the Trustee, at 114 West 47th Street, 15th Floor, New York, New York 10036-1532, Attention: Mr. Christopher J. Grell, Assistant Secretary;

       (c)  If to the Bank, at 75  Wall Street, New York, New York 10005,
  Attention: Mr. Richard Conroy:

       (d) If to the Remarketing Agent, at 633 17th Street, 3rd Floor South, Denver, Colorado 80270.

The foregoing parties may designate, by notice given hereunder, any further or different addresses to which any subsequent notice, request, demand or other instrument or document shall be sent. The Trustee shall designate, by notice to the Corporation, the Bank and the Remarketing Agent addresses to which notices or copies thereof shall be sent to the Trustee's agents hereunder.

       In connection with any notice mailed pursuant to the provisions of this Indenture, a certificate of the Trustee, the Corporation, the Bank, the Remarketing Agent or the Holders, whichever mailed that notice, that the notice was so mailed shall be conclusive evidence of the proper mailing of the notice.

       The Trustee hereby agrees to send written notice to the Rating Service upon the occurrence of any of the following events: (1) any change in the Trustee or the Remarketing Agent or any paying agent or tender agent; (2) any amendment to the Indenture, the Letter of Credit Reimbursement Agreement or the Letter of Credit; (3) any termination, expiration or extension of the Letter of Credit; (4) each conversion of the interest rate on the Bonds; and (5) payment of all principal, interest and premium, if any, on all of the Bonds.

       The Delivery Office of the Trustee is 111 Broadway, New York, New York 10006, Attention: Corporate Trust. Such Delivery Office is subject to change as provided in this Indenture.

       SECTION 11.04. Suspension of Mail. If because of the suspension of delivery of first class mail or, for any other reason, the Trustee shall be unable to mail by first class of mail any notice required to be mailed by the provisions of this Indenture, the Trustee shall give such notice in such other manner as in the judgment of the Trustee shall most effectively approximate first class mailing thereof, and the giving of that notice in that manner for all purposes of this Indenture shall be deemed to be in compliance with the requirement for the mailing thereof. Except as otherwise provided herein, the mailing of any notice shall be deemed complete upon deposit of that notice in the mail and the giving of any notice by any other means of delivery shall be deemed complete upon receipt of the notice by the delivery service.

       SECTION 11.05. Payments Due on Saturdays, Sundays and Holidays. If any Interest Payment Date, date of maturity of any Bonds, or date fixed for redemption of any Bonds is a Saturday, Sunday or a day on which the Trustee or any paying agent is required, authorized or not prohibited, by law (including without limitation executive orders) to close and is closed, then payment of interest, principal and any redemption premium need not be made by the Trustee or any paying agent on that date, but that payment may be made on the next succeeding Business Day on which the Trustee or any paying agent is open for business with the same force and effect as if that payment were made on the Interest Payment Date, date of maturity or date fixed for redemption, and no interest shall accrue for the period after that date; provided that if the Trustee is open for business on the applicable Interest Payment Date, date of maturity or date fixed for redemption, it shall make any payment required hereunder with respect to payment of interest on outstanding Bonds and payment of principal of and premium on Bonds presented to it for payment, regardless of whether any paying agent shall be open for business or closed on the applicable Interest Payment Date, date of maturity or date fixed for redemption.

       SECTION 11.06. Instruments of Holders. Any writing, including without limitation any consent, request, direction, approval, objection or other instrument or document, required under this Indenture to be executed by any Holder may be in any number of concurrent writings of similar tenor and may be executed by that Holder in person or by an agent or attorney appointed in writing. Proof of (i) the execution of any such writing, (ii) the execution of any writing appointing any agent or attorney, and (iii) the ownership of Bonds, shall be sufficient for any of the purposes of this Indenture, if made in the following manner, and if so made, shall be conclusive in favor of the Trustee with regard to any action taken thereunder, namely:

            (a) The fact and date of the execution by any person of any writing may be proved by the certificate of any officer in any jurisdiction, who has power by law to take acknowledgments within that jurisdiction, that the person signing the writing acknowledged that execution before that officer, or by affidavit of any witness to that execution; and

            (b) The fact of ownership of Bonds shall be proved by the Register maintained by the Trustee.

       Nothing contained herein shall be construed to limit the Trustee to the foregoing proof, and the Trustee may accept any other evidence of the matters stated therein which it deems to be sufficient. Any writing, including without limitation any consent, request, direction, approval, objection or other instrument or document, of the Holder of any Bond shall bind every future Holder of the same Bond, with respect to anything done or suffered to be done by the Corporation, the Trustee or the Remarketing Agent pursuant to that writing.

       SECTION 11.07. Binding Effect. This Indenture shall inure to the benefit of and shall be binding upon the Corporation and the Trustee and their respective successors and assigns, subject, however, to the limitations contained herein.

       SECTION 11.08. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument.

       SECTION 11.09. Governing Law. This Indenture and the Bonds shall be deemed to be contracts made under the laws of the State of Colorado and for all purposes shall be governed by and construed in accordance with the laws of the State of Colorado.


                              (End of Article XI)

       IN WITNESS WHEREOF, the Corporation has caused this Indenture to be executed and delivered on its behalf by one of its duly authorized officers and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers and the Trustee has caused this Indenture to be executed and delivered on its behalf by one of its duly authorized officers and its corporate seal to be hereunto affixed and attested by one of its duly authorized officers all as of the day and year first above written.


[SEAL]                          PALOMINO PARK PUBLIC
                                  IMPROVEMENTS CORPORATION
                                a Colorado nonprofit    corporation


Attest                               By /s/ Donald D. MacKenzie
       --------------------------  ---------------------------
       Secretary                   President

[SEAL]
                                     UNITED STATES TRUST COMPANY OF
                                       NEW YORK
                                     as trustee


Attest                               By  /s/ H. William Weber
      -------------------------         ---------------------------
Title                                Title  Vice President
      -------------------------         ---------------------------

                                  EXHIBIT A-1

                                    Form of
                         Weekly Rate or Term Rate Bond
                         -----------------------------

REGISTERED                 United States of America                  REGISTERED
                               State of Colorado
NO.                                                                  $



                 PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION
                         Assessment Lien Revenue Bond
                                  Series 1995



                           (FOR WEEKLY RATE BONDS):
Interest                                 Maturity
  Rate          Issuance Date              Date                CUSIP
--------       --------------            --------           -----------
Variable      December 20, 1995      December 1, 2035       69754R AA 1



                            (FOR TERM RATE BONDS):
            Term Rate
Interest   Conversion       End of Term           Maturity
   Rate       Date          Rate Period             Date            CUSIP
--------   -----------     ------------          ----------        ------
___%       ____ __, ____   ____ __, ____      December 1, 2035   69754R AA 1

Issuance Date:  December 20, 1995


REGISTERED OWNER:     Cede & Co.

PRINCIPAL AMOUNT:


       Palomino Park Public Improvements Corporation, a Colorado nonprofit corporation (the "Corporation"), for value received, promises to pay to the registered owner specified above, or registered assigns, upon surrender hereof, solely from the special funds herein described, the Principal Amount specified above on the Maturity Date specified above, unless this Bond has been called for earlier redemption and payment of the redemption price shall have been duly made or provided for, and to pay interest thereon from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for or from the Issuance Date specified above if no interest has been paid, at the rates determined as provided herein, until the Principal Amount is paid or duly provided for, commencing on the first Interest Payment Date after the Date of Authentication hereof.

       So long as this Bond bears interest at a Weekly Rate (hereinafter defined) as specified above, this Bond is to be purchased on demand of the registered owner hereof as hereinafter described.

       The principal of and any premium on this Bond are payable upon presentation and surrender hereof at the delivery office of United States Trust Company of New York, as trustee (the "Trustee"), or at the duly designated office of any duly appointed alternate or successor trustee. Interest on this Bond is payable on each Interest Payment Date by check or draft mailed to the registered owner of this Bond (the "Holder") in whose name ownership of this Bond is registered, at such Holder's address as it appears on the registration books (the "Register") for this issue maintained by the Trustee at the close of business on (i) the last Business Day preceding an Interest Payment Date while this Bond bears interest at a Weekly Rate, and (ii) the fifteenth day of the calendar month next preceding the Interest Payment Date while this Bond bears interest at a Term Rate (hereinafter defined) (the "Regular Record Date"). Any interest which is not timely paid or duly provided for will cease to be payable to the Holder as of the Regular Record Date, and will be payable to the Holder in whose name this Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such overdue interest. Notice of the Special Record Date is to be mailed to Holders not less than 15 days prior thereto. The interest and the principal or redemption price and purchase price becoming due with respect to the Bonds (hereinafter defined) will, at the written request of the Holder of at least $1,000,000 aggregate principal amount of such Bonds, be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder appearing on the Register, but, in the case of principal or redemption price and purchase price, only upon presentation and surrender of such Bonds at the delivery office of the Trustee. The principal or purchase price of and interest and any premium on this Bond are payable in lawful money of the United States of America.

       This Bond is one of a duly authorized issue of Assessment Lien Revenue Bonds, Series 1995 (the "Bonds"), issued for the purpose of providing funds to finance the acquisition, construction and installation of certain public improvements (the "Public Improvements") for Highlands Ranch Metropolitan District No. 2, Douglas County, Colorado (the "District"), and for paying necessary expenses incidental thereto. This Bond is secured by a Trust Indenture, dated as of December 1, 1995 (the "Indenture"), between the Corporation and the Trustee.

       No covenant or agreement contained herein will be deemed to be the covenant or agreement of any member, director, officer, attorney, agent or employee of the Corporation in any individual capacity. No recourse may be had for the payment of any claim based thereon against any member, director, officer, agent, attorney or employee of the Corporation, past, present or future, or its successor or assigns, as such, either directly or through the Corporation, or any such successor whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise.

       REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE SIDE HEREOF. THOSE PROVISIONS SHALL HAVE THE SAME EFFECT FOR ALL PURPOSES AS IF SET FORTH HERE.

       This Bond will not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the Certificate of Authentication hereon has been signed.

       IN WITNESS WHEREOF, the Corporation has caused this Bond to be executed in its name by the manual signature of its President and its corporate seal to be affixed hereon and attested by the manual signature of its Assistant Secretary.

                                     PALOMINO PARK PUBLIC
                                        IMPROVEMENTS CORPORATION
[Seal]                               a Colorado nonprofit corporation

Attest

By: ___________________________      By: ________________________________
    Assistant Secretary                  President


                    [Form of Certificate of Authentication]

       This Bond is one of the Bonds described in the within-mentioned Indenture. Attached hereto is the complete text of the opinion of Ballard Spahr Andrews & Ingersoll, Denver, Colorado, Bond Counsel, dated the date of initial delivery of and payment for the Bonds, a signed original of which is on file with the Trustee.


Date of Authentication:              UNITED STATES TRUST COMPANY OF
                                       NEW YORK
                                     as trustee


                                     By: __________________________
                                         __________________________

                           [Form of Reverse of Bond]

       For the purpose of providing security for the payment of the Bonds, the Trustee has agreed to collect or cause to be collected certain charges (the "Allocated Assessment Charges") in accordance with a Public Improvements Assessment and Lien, dated as of December 1, 1995 (the "Assessment and Lien"), by and between the Corporation and Park at Highlands LLC, a Colorado limited liability company (the "Developer"). Payment of such Allocated Assessment Charges is secured by a lien, subject to certain permitted encumbrances, created under the Assessment and Lien.

       The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture which has been duly executed and delivered by the Corporation to the Trustee and pursuant to which the Trustee has agreed to apply the proceeds from the collection of Allocated Assessment Charges to the payment of the principal of, premium, if any, on and interest on the Bonds, and pursuant to which all payments due under the Assessment and Lien are assigned to the Trustee to secure the payment of the principal of, premium, if any, on and interest on the Bonds. Reference is hereby made to the Indenture for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Corporation, the Trustee and the owners of the Bonds and the terms upon which the Bonds are issued and secured.

       The acceptance of the terms and conditions of such documents, copies of which are on file at the principal corporate trust office of the Trustee, is an explicit and material part of the consideration of the Corporation's issuance hereof, and each Holder by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein. The Holder shall have no right to enforce the provisions of the Indenture or the rights and remedies thereunder, except as provided in the Indenture. Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture shall have the respective meanings set forth in the Indenture.

       The Corporation has caused to be issued and delivered to the Trustee by Dresdner Bank, AG, New York Branch, an irrevocable direct-pay letter of credit pursuant to which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) an amount equal to 210 days' accrued interest on the outstanding Bonds at 12% per annum while the Bonds bear interest at the Weekly Rate, (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds. Such irrevocable letter of credit or any alternate letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the "Letter of Credit". The Indenture provides that, while the Bonds bear interest at a Term Rate, the Letter of Credit must provide for (i) 210 days' accrued interest on the outstanding Bonds at a rate not less than the applicable Maximum Rate and (ii) coverage of the optional redemption premium (if any). As used herein, the term "Bank" shall mean Dresdner Bank, AG, New York Branch, as issuer of the Letter of Credit or the bank issuing any Alternate Letter of Credit. The Letter of Credit expires on June 20, 1998, or, if such day is not a Business Day, on the next succeeding Business Day, unless terminated earlier pursuant to its terms or extended. The Letter of Credit is being issued pursuant to a Letter of Credit Reimbursement Agreement, dated as of December 1, 1995 (the "Letter of Credit Reimbursement Agreement"), between the Corporation and Wellsford Residential Property Trust (together, the "Account Parties") and the Bank. The Account Parties are jointly and severally obligated, among other things, to reimburse the Bank for all drawings under the Letter of Credit. The payment obligations under the Letter of Credit Reimbursement Agreement are evidenced by promissory notes, dated December 20, 1995 (the "Letter of Credit Notes"), from the Account Parties to the Bank. The Corporation is also obligated to reimburse Wellsford Residential Property Trust ("Wellsford REIT") for payments made by Wellsford REIT to the Bank pursuant to a Reimbursement Agreement, dated as of December 1, 1995 (the "Wellsford REIT Reimbursement Agreement"), between the Corporation and Wellsford REIT. The payment obligations of the Corporation under the Wellsford REIT Reimbursement Agreement are evidenced by a promissory note, dated December 20, 1995 (the "Wellsford REIT Note"), from the Corporation to Wellsford REIT. The obligations of the Corporation under the Indenture and the Bonds are additionally secured by a promissory note from the Corporation to the Trustee, and said promissory note and the Corporation's Letter of Credit Note are additionally secured by a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases, dated as of December 1, 1995, from the Corporation to the Public Trustee of Douglas County, Colorado, for the use of the Trustee and the Bank.

                               INTEREST ON BONDS

       General. This Bond bears interest at a Weekly Rate, a Term Rate or a Fixed Rate, as specified above and described below. The Bonds initially bear interest at a Weekly Rate, subject to conversion to a Term Rate or a Fixed Rate, as described herein. A "Weekly Rate" is an interest rate for a Weekly Rate Period determined and adjusted weekly as described below. A "Term Rate" is an interest rate for a Term Rate Period determined as described below. A "Fixed Rate" is an interest rate for a Fixed Rate Period determined as described below. The Bonds are in the "Weekly Mode" if they bear interest at a Weekly Rate, a "Term Mode" if they bear interest at a Term Rate and the "Fixed Mode" if they bear interest at a Fixed Rate. The Weekly Mode, each Term Mode and the Fixed Mode are each a "Rate Mode." All computations of interest at a Weekly Rate are based on a year of 365 or 366 days, as appropriate; and all computations of interest at a Term Rate or a Fixed Rate are based on a 360-day year of twelve 30-day months. As used herein, the term "Interest Payment Date" means, in the case of Bonds in the Weekly Mode, the first day of each month and, in the case of Bonds in the Term Mode, each June 1 and December 1.

       Weekly Rate. A Weekly Rate is to be determined for each Weekly Rate Period as described below. On each Weekly Rate Calculation Date, the remarketing agent under the Indenture (the "Remarketing Agent"), initially First Interstate Bank of Arizona, N.A., is to determine the Weekly Rate (for the Weekly Rate Period commencing on the next Wednesday) as the rate which if borne by the Bonds would, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, be the lowest interest rate necessary to enable the Remarketing Agent to arrange for the sale of all of the outstanding Bonds at a price equal to the principal amount thereof plus accrued interest thereon. Anything herein to the contrary notwithstanding, in no event may any Weekly Rate exceed 12% per annum. As used in this Bond, "Weekly Rate Calculation Date" means Tuesday in each calendar week or, if any Tuesday is not a Business Day, the first Business Day preceding such Tuesday and "Weekly Rate Period" means the seven-day period commencing on the first Wednesday following the corresponding Weekly Rate Calculation Date and running through Tuesday of the following calendar week, except that (i) the first Weekly Rate Period commences on the Issuance Date and ends on and includes the first Tuesday occurring after the Issuance Date, (ii) the first Weekly Rate Period following a conversion from a Term Mode to the Weekly Mode commences on the date of such conversion and ends on and includes the first Tuesday occurring after such conversion date and (iii) the last Weekly Rate Period prior to a conversion from the Weekly Mode to a Term Mode or Fixed Mode ends on and includes the last day immediately preceding the date of such conversion.

       If for any reason the Remarketing Agent does not determine a Weekly Rate for any Weekly Rate Period as aforesaid, or if a court holds a rate for any Weekly Rate Period to be invalid or unenforceable, the Weekly Rate for that Weekly Rate Period will be equal to the Weekly Rate in effect for the immediately preceding Weekly Rate Period. The Weekly Rate for any consecutive Weekly Rate Period for which the Remarketing Agent does not determine a Weekly Rate, or a court holds a rate to be invalid or unenforceable, will be the arithmetic average of the daily 30-day (one-month) dealer (non-finance company) commercial paper rates for the Business Days during the seven-day Monday through Sunday period ending on the Sunday next preceding the first day of such Weekly Rate Period as reported in the weekly statistical release published by the Board of Governors of the Federal Reserve System entitled H.15 (519) for such Business Days; provided that if such statistical release (or a substitute therefor) ceases to be published by the Federal Reserve System, then the dealer commercial paper rates to be used will be the rates published in the money rates section of The Wall Street Journal (or any successor publication) as the rates of high-grade unsecured notes sold through dealers by major corporations in multiples of $1,000 for such Business Days.

       No notice of Weekly Rates will be given to the Holders of the Bonds; however, the Holders may obtain Weekly Rates from the Trustee or the Remarketing Agent. The determination of the Weekly Rate by the Remarketing Agent will be conclusive and binding upon the Corporation, the Trustee, the Bank and the Holders.

       Term Rate. A Term Rate is to be determined for each Term Rate Period as described below. Upon conversion to a Term Mode, a Nominal Term Rate Period is to be fixed by the Corporation as a term of two or more consecutive Semiannual Periods constituting the nominal length of each Term Rate Period thereafter until the date of a conversion to another Rate Mode. A Term Mode based on one Nominal Term Rate Period and a Term Mode based on another Nominal Term Rate Period are different Rate Modes. Each Term Rate shall be determined by the Remarketing Agent, on the Term Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the respective Term Mode in a secondary market sale at a price equal to the principal amount thereof on the first Business Day of the respective Term Rate Period; provided that (1) if the Remarketing Agent fails for any reason to determine the Term Rate for any Term Rate Period, such Term Rate will be equal to 120% of the average of the annual bond equivalent yield evaluations at par as of the first day of the corresponding Term Rate Period or, if such day is not a Business Day, the next preceding Business Day of United States Treasury obligations having a term to maturity similar to such Term Rate Period, and (2) no Term Rate may exceed the interest rate at which the Letter of Credit then in effect provides coverage for at least 210 days' interest. Determinations of Term Rates will be conclusive and binding upon the Corporation, the Trustee, the Bank and the Holders. As used in this Bond, "Nominal Term Rate Period" means, with respect to a Term Mode, a period of two or more consecutive Semiannual

Periods (expressed in years and half years); "Semiannual Date" means each June 1 and each December 1; "Semiannual Period" means a six-month period commencing on a Semiannual Date and ending on and including the day immediately preceding the next Semiannual Date; "Term Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the corresponding Term Rate Period; "Term Rate Period" means a period of two or more consecutive Semiannual Periods equal to the applicable Nominal Term Rate Period commencing on the Semiannual Date immediately following the last day of the immediately preceding Term Rate Period and running through and ending on the day immediately preceding the Semiannual Date which follows such commencement date by a period equal to such Nominal Term Rate Period, except that the first Term Rate Period after conversion from a Weekly Rate to a Term Rate commences on the date of conversion and ends on and includes the day immediately preceding the Semiannual Date which follows the Semiannual Date occurring on or immediately preceding such conversion date by a period equal to such Nominal Term Rate Period.

       Fixed Rate. Bonds in the Fixed Mode are not secured by the Letter of Credit, any Alternate Letter of Credit or any Alternate Credit Facility. A Fixed Rate is to be determined for a Fixed Rate Period as described below. The Fixed Rate will be determined by the Remarketing Agent, on the Fixed Rate Calculation Date, as the lowest rate of interest that, in the judgment of the Remarketing Agent, taking into account prevailing financial market conditions, would be necessary to enable the Remarketing Agent to arrange for the sale of the Bonds in the Fixed Mode in a secondary market sale at a price equal to the principal amount thereof plus accrued interest, on the first Business Day of the Fixed Rate Period; provided that in no event may the Fixed Rate exceed the applicable Maximum Rate. As used in this Bond, "Fixed Rate Calculation Date" means a Business Day not more than 15 days and not less than one day prior to the first day of the Fixed Rate Period; and "Fixed Rate Period" means a period commencing on the date of conversion and ending on the date payment of the principal or redemption price of the Bonds shall have been made or provided in accordance with the provisions of the Indenture, whether at maturity, upon redemption or otherwise.

       Conversion. The Indenture provides that the Corporation has the option to convert the Bonds in whole or in part from the Weekly Mode to a Term Mode or the Fixed Mode, from a Term Mode to the Weekly Mode or the Fixed Mode and from one Term Mode to another Term Mode on any Conversion Date the Corporation shall select; provided that (i) each Conversion Date must be an Interest Payment Date, (ii) Bonds in the Term Mode may not be converted to another Rate Mode prior to the date on or after which the Bonds may first be redeemed at a redemption price of par plus accrued interest pursuant to their terms,
(iii) Bonds in the Weekly Mode may not be converted to the Term Mode or the Fixed Mode prior to the first Semiannual Date following the Issuance Date or the Conversion Date on which the interest rate on the Bonds was converted to the Weekly Mode, (iv) Bonds in the Fixed Mode may not be converted to either the Weekly Mode or the Term Mode and (v) in the case of a conversion of less than all the Bonds to the Fixed Mode, the Indenture is to be amended as provided therein, and separate CUSIP numbers are to be assigned to Bonds in the Fixed Mode. The Corporation may exercise such option by giving written notice to the Trustee, the Remarketing Agent and the Bank, stating its election to convert the Rate Mode of the Bonds to another Rate Mode specified in such notice and stating the Conversion Date therefor, not less than 45 days prior to such Conversion Date. In connection with each conversion to the Term Mode, the Nominal Term Rate Period shall be selected by the Corporation and designated in such notice. Notice of the exercise of an option to convert from one Rate Mode to another Rate Mode will not be effective unless certain conditions set forth in the Indenture are satisfied with respect to such conversion. In the case of a conversion from one Rate Mode to another Rate Mode, the Trustee is to give notice by first-class mail to the Holders of the Bonds not less than 30 days prior to the proposed Conversion Date stating (i) that, in the case of a conversion to the Term Mode, the interest rate on the Bonds is scheduled to be converted to a Term Rate and the Nominal Term Rate Period on which such Term Rate will be based, or in the case of a conversion to the Weekly Mode or the Fixed Mode, the interest rate on the Bonds is scheduled to be converted to a Weekly Rate or a Fixed Rate, (ii) the proposed Conversion Date, (iii) that the Corporation may determine not to convert the Bonds in which case the Trustee shall notify the Holders in writing to such effect, and (iv) that all outstanding Bonds will be subject to a mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day immediately following such Conversion Date, at a price of par plus accrued interest. Upon each conversion the Bonds shall be subject to mandatory purchase on the Conversion Date, or if such Conversion Date is not a Business Day, the first Business Day immediately following such Conversion Date. As used in this Bond, "Conversion Date" means any Interest Payment Date on which the Rate Mode of the Bonds is converted to another Rate Mode.


                         OPTIONAL AND MANDATORY TENDER

       Optional Tender for Purchase in Weekly Mode. While the Bonds bear interest at a Weekly Rate, any Bond shall be purchased on the demand of the Holder thereof on any Business Day designated by such Holder in a Bondholder Tender Notice (hereinafter defined) at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of purchase, if there is delivered to the Trustee at its delivery office and to the Remarketing Agent at its Principal Office, of a written notice (the "Bondholder Tender Notice") which (i) states the principal amount (or portion thereof) of such Bond and (ii) states the date on which such Bond (or portion thereof) is to be purchased, which date must be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Trustee and the Remarketing Agent; provided that, if the principal amount of Bonds to be purchased from a Holder pursuant to a demand under this paragraph is less than the total principal amount of Bonds held by such Holder, then the principal amount of Bonds so demanded to be purchased from such Holder shall be equal to at least $100,000 and the principal amount of Bonds retained by such Holder after such purchase shall be at least $100,000. By delivering the Bondholder Tender Notice, the Holder irrevocably agrees to deliver such Bond, if held in certificated form, duly endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee, to the Principal Office or the Delivery Office of the Trustee or any other address designated by the Trustee at or prior to 12:00 noon Eastern time on the Business Day specified in the Bondholder Tender Notice. The determination by the Trustee of a Holder's compliance with such Bondholder Tender Notice and Bond delivery requirements is in the sole discretion of the Trustee and binding on the Corporation, the Remarketing Agent, the Bank and the Holder. Any Bondholder Tender Notice which the Trustee determines is not in compliance with the provisions of this paragraph shall be of no force or effect.

       Any election by a Holder to tender a Bond (or portion thereof) for purchase on a Business Day will be irrevocable and will be binding on the Holder making such election and on any transferee of such Holder. Each Bondholder Tender Notice will automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the purchase date at a price equal to the purchase price of such Bond (or portion thereof) described above, (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of the purchase price to the Trustee on the purchase date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond in part for other Bonds in a principal amount equal to the retained portion so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Holder will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the purchase date, except for the right of such Holder to receive such purchase price upon surrender of such Bond, if held in certificated form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the purchase date such Holder will hold such Bond as agent for the Trustee. If the Bonds are not held in book-entry form and, after delivery to the Trustee and the Remarketing Agent of such Bondholder Tender Notice, the Holder making such election shall fail to deliver such Bond or Bonds described in the Bondholder Tender Notice to the Trustee on or before 12:00 noon Eastern time on the applicable purchase date as described herein, then the undelivered Bond or portion thereof (the "Undelivered Bond") described in such Bondholder Tender Notice will be deemed to have been tendered for purchase to the Trustee and, to the extent that there is held by the Trustee on or before the applicable purchase date an amount sufficient to pay the purchase price thereof and available for such purpose pursuant to the Indenture, such Undelivered Bond (or portion thereof) will on such purchase date cease to bear interest and no longer will be considered to be outstanding under the Indenture. Moneys held by the Trustee for the purchase of the Undelivered Bonds in accordance with the foregoing shall be held in a special separate trust account for the Holders of such Undelivered Bonds. Such moneys will be held by the Trustee uninvested and without liability for interest pending delivery of such Undelivered Bonds to the Trustee.

       Mandatory Tender. This Bond is subject to mandatory tender for purchase, at a price equal to the principal amount hereof plus accrued interest, as follows (i) on each Conversion Date or at the end of each Term Rate Period, or if such date is not a Business Day, the first Business Day immediately following such date and (ii) while the Bonds are in the Weekly Mode, on the Interest Payment Date next preceding the expiration date of the Letter of Credit unless at least 45 days (or such shorter period as may be acceptable to the Trustee) prior to such Interest Payment Date the Trustee has received notice that the Letter of Credit has been or will be extended or an Alternate Letter of Credit or Alternate Credit Facility will be provided. Any Bond which is not delivered for purchase prior to 12:00 noon Eastern time on the Conversion Date will be deemed to have been tendered to the Trustee as of such Conversion Date, and interest on such Undelivered Bond shall cease to accrue on such Conversion Date. Thereafter, the Holder of such Undelivered Bond will not be entitled to any payment other than the purchase price for such Undelivered Bond upon surrender thereof to the Trustee endorsed for transfer in blank and with guaranty of signature satisfactory to the Trustee. Except for payment of such purchase price from moneys held by the Trustee for such purpose, such Undelivered Bond will no longer be outstanding and entitled to the benefits of the Indenture.

       BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON ANY DATE SPECIFIED BY THE HOLDER HEREOF IN THE EXERCISE OF THE OPTIONAL TENDER FOR PURCHASE DESCRIBED ABOVE AND ON THE MANDATORY TENDER DATE IN CONNECTION WITH A CONVERSION OF THE RATE MODE OR THE TERMINATION OF A TERM RATE PERIOD OR THE EXPIRATION OF THE LETTER OF

CREDIT. IN SUCH EVENT, THE HOLDER OF THIS BOND WILL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, WILL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, WILL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TRUSTEE.


                       OPTIONAL AND MANDATORY REDEMPTION

       Mandatory Redemption. The Bonds are subject to mandatory redemption, in whole or in part, on any Interest Payment Date, from and to the extent there are deposits in a prepayment fund (the "Prepayment Fund") or on the dates and in the amounts determined by the Corporation in connection with conversion to a Term Rate pursuant to provisions of the Indenture, at a redemption price (expressed as a percentage of principal amount) of 100% plus accrued interest to the redemption date.

       Optional Redemption. Bonds in the Weekly Mode are subject to optional redemption, in whole or in part, on any Interest Payment Date, from any moneys of the Corporation excluding deposits in the Prepayment Fund, at a redemption price (expressed as a percentage of principal amount) of 100% plus accrued interest to the redemption date. Bonds in the Term Mode are not subject to optional redemption. Bonds in the Weekly Mode are redeemable only if moneys are on deposit in the Letter of Credit Debt Service Account for reimbursement to the Bank of the redemption price.

       If fewer than all of the Bonds are to be redeemed, the selection of Bonds to be redeemed, or portions thereof in amounts in excess of $100,000, are to be made by lot or by such other method as the Trustee deems fair and appropriate.

       In the event any of the Bonds or portions thereof (which are to be in denominations of $100,000 or any integral multiple of $5,000 in excess thereof) are called for redemption as aforesaid, notice thereof identifying the Bonds or portions thereof to be redeemed is to be given by mailing a copy of the redemption notice by first-class postage-prepaid mail not more than 60 days and not less than 30 days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books; but failure to mail such notice, or any defect in the mailing thereof in respect of any Bond, shall not affect the validity of the redemption of any other Bond with respect to which notice was properly given. All Bonds so called for redemption cease to bear interest after the specified redemption date provided funds for their redemption are on deposit at the place of payment at that time.

       The Bonds are issued pursuant to and in full compliance with the laws of the State of Colorado and pursuant to a resolution adopted by the Board of Directors of the Corporation which authorizes the execution and delivery of the Assessment and Lien and the Indenture. Payments sufficient for the prompt payment, when due, of the principal of, premium, if any, on and interest on the Bonds are to be paid to the Trustee for the account of the Corporation under the Assessment and Lien, all of which have been duly pledged and assigned for that purposes.

       THE BONDS ARE SPECIAL AND LIMITED OBLIGATIONS OF THE CORPORATION, PAYABLE SOLELY FROM ALLOCATED ASSESSMENT CHARGES, OTHER AMOUNTS PAYABLE UNDER THE ASSESSMENT AND LIEN AND OTHER AMOUNTS ATTRIBUTABLE TO THE TRUST ESTATE REFERENCED IN THE INDENTURE, INCLUDING, WITHOUT LIMITATION, THE LETTER OF

CREDIT, AND DO NOT NOW AND SHALL NEVER CONSTITUTE A GENERAL OBLIGATION OF THE CORPORATION. NEITHER THE CORPORATION, THE DISTRICT, THE STATE OF COLORADO NOR ANY OTHER POLITICAL SUBDIVISION OF THE STATE OF COLORADO IS OBLIGATED TO PAY THE PRINCIPAL, PURCHASE PRICE OR REDEMPTION PRICE OF OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO, EXCEPT FROM THE TRUST ESTATE, INCLUDING THE LETTER OF CREDIT.

       If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

       If at any time the Trustee holds moneys or securities as described in the Indenture sufficient to pay at redemption or maturity the principal of, premium, if any, on and interest on all Bonds outstanding under the Indenture and any purchase price payable pursuant to the Indenture in respect thereof, and if all other sums then payable by the Corporation under the Indenture have been paid, then subject to the provisions of the Indenture the lien of the Indenture and other security held by the Trustee for the benefit of the Holders will be discharged. After such discharge, Holders must look only to the deposited moneys and securities for payment.

       The Indenture permits certain amendments or supplements to the Indenture not materially prejudicial to the Holders to be made without the consent of or notice to the Holders, and other amendments or supplements thereto to be made with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds outstanding.

       The Holder of each Bond has only those remedies provided in the Indenture.

       The Bonds are issuable only as fully registered bonds in the denominations of $100,000 and integral multiple of $5,000 in excess thereof and are exchangeable for Bonds of other authorized denominations in equal aggregate principal amounts at the Principal Office of the Trustee, but only in the manner and subject to the limitations provided in the Indenture. This Bond is transferable at the Principal Office of the Trustee, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Trustee. While the Bonds bear interest at a Fixed Rate, the Trustee is not required to transfer or exchange (i) any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, (ii) any Bonds so selected for redemption in whole or in part, or
(iii) any Bond during the period of 15 days preceding any Interest Payment
Date.

                             [Form of Assignment]

                                  Assignment

       For value received, the undersigned sells, assigns and transfers unto ____________________ this Bond and irrevocably constitutes and appoints
____________________ attorney to transfer this Bond on the books kept for registration thereof, with full power of substitution in the premises.

Assignor's Signature:

------------------------------------------------

Dated:
      ------------------------------------------

Signature Guaranteed:


------------------------------------------------

Social Security Number or Other
  Identifying Number of Assignee:


------------------------------------------------

Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of this Bond in every particular, without alteration or any change whatever.

                            [Form of Abbreviations]

       The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

       TEN COM - as tenants in common
       TEN ENT - as tenants by the entireties
       JT TEN - as joint tenants with the right of survivorship and not as tenants in common

UNIFORM TRANS MIN ACT - ____________________  Custodian

       ----------------------   ------------------------------
            (Cust)                      (Minor)

                     under Uniform Transfers to Minors Act

                        -------------------------------
                                    (State)

    Additional abbreviations may also be used though not in the above list.

                                  EXHIBIT A-2

                                    Form of
                                Fixed Rate Bond
                                ---------------

REGISTERED                 United States of America                  REGISTERED
                               State of Colorado
NO.                                                                  $



                 PALOMINO PARK PUBLIC IMPROVEMENTS CORPORATION
                         Assessment Lien Revenue Bond
                                  Series 1995

  Interest       First Interest              Maturity
    Rate          Payment Date                 Date              CUSIP
  --------       --------------              --------            -----
    ____%      ___________________        December 1, 2035   __________

Effective Date of Interest Rate:
Issuance Date:  December 20, 1995

REGISTERED OWNER:   Cede & Co.

PRINCIPAL AMOUNT:


       Palomino Park Public Improvements Corporation, a Colorado nonprofit corporation (the "Corporation"), for value received, promises to pay to the registered owner specified above, or registered assigns, upon surrender hereof, solely from the special funds herein described, the Principal Amount specified above on the Maturity Date specified above, unless this Bond has been called for earlier redemption and payment of the redemption price shall have been duly made or provided for, and to pay interest thereon from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for or from the Effective Date of Interest Rate specified above if no interest has been paid, at the rates determined as provided herein, until the Principal Amount is paid or duly provided for, commencing on the first Interest Payment Date after the Date of Authentication hereof. As used herein, the term "Interest Payment Date" means each June 1 and December 1.

       The principal of and any premium on this Bond are payable upon presentation and surrender hereof at the delivery office of United States Trust Company of New York, as trustee (the "Trustee"), or at the duly designated office of any duly appointed alternate or successor trustee. Interest on this Bond is payable on each Interest Payment Date by check or draft mailed to the registered owner of this Bond (the "Holder") in whose name ownership of this Bond is registered, at such Holder's address as it appears on the registration books (the "Register") for this issue maintained by the Trustee at the close of business on the fifteenth day of the calendar month next preceding the Interest Payment Date (the "Regular Record Date"). Any interest which is not timely paid or duly provided for will cease to be payable to the Holder as of the Regular Record Date, and will be payable to the Holder in whose name this Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such overdue interest. Notice of the Special

Record Date is to be mailed to Holders not less than 15 days prior thereto.
The interest and the principal or redemption price and purchase price becoming due with respect to the Bonds (hereinafter defined) will, at the written request of the Holder of at least $1,000,000 aggregate principal amount of such Bonds, be paid by wire transfer within the continental United States in immediately available funds to the bank account number of such Holder appearing on the Register, but, in the case of principal or redemption price and purchase price, only upon presentation and surrender of such Bonds at the delivery office of the Trustee. The principal or purchase price of and interest and any premium on this Bond are payable in lawful money of the United States of America.

       This Bond is one of a duly authorized issue of Assessment Lien Revenue Bonds, Series 1995 (the "Bonds"), issued for the purpose of providing funds to finance the acquisition, construction and installation of certain public improvements (the "Public Improvements") for Highlands Ranch Metropolitan District No. 2, Douglas County, Colorado (the "District"), and for paying necessary expenses incidental thereto. This Bond is secured by a Trust Indenture, dated as of December 1, 1995 (the "Indenture"), between the Corporation and the Trustee. The obligations of the Corporation under the Indenture and the Bonds are additionally secured by a promissory note, dated December 20, 1995, from the Corporation to the Trustee, and said promissory note and another promissory note of the Corporation, which may or may not be outstanding, are additionally secured by a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Leases, dated as of December 1, 1995, from the Corporation to the Public Trustee of Douglas County, Colorado, for the use of the Trustee and the payee of such other promissory note.

       No covenant or agreement contained herein will be deemed to be the covenant or agreement of any member, director, officer, attorney, agent or employee of the Corporation in any individual capacity. No recourse may be had for the payment of any claim based thereon against any member, director, officer, agent, attorney or employee of the Corporation, past, present or future, or its successor or assigns, as such, either directly or through the Corporation, or any such successor whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise.

       REFERENCE IS MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE SIDE HEREOF. THOSE PROVISIONS SHALL HAVE THE SAME EFFECT FOR ALL PURPOSES AS IF SET FORTH HERE.

       This Bond will not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the Certificate of Authentication hereon has been signed.

       IN WITNESS WHEREOF, the Corporation has caused this Bond to be executed in its name by the manual signature of its President and its corporate seal to be affixed hereon and attested by the manual signature of its Secretary.

                                     PALOMINO PARK PUBLIC
                                        IMPROVEMENTS CORPORATION
[Seal]                               a Colorado nonprofit corporation

Attest

By: ___________________________      By: __________________________
    Secretary                                 President

                    [Form of Certificate of Authentication]

       This Bond is one of the Bonds described in the within-mentioned Indenture. Attached hereto is the complete text of the opinion of Ballard Spahr Andrews & Ingersoll, Denver, Colorado, Bond Counsel, dated the date of initial delivery of and payment for the Bonds, a signed original of which is on file with the Trustee.


Date of Authentication:              UNITED STATES TRUST COMPANY OF
                                       NEW YORK
                                     as trustee


                                By:
                                    --------------------------

                                    ---------------------

                           [Form of Reverse of Bond]

       For the purpose of providing security for the payment of the Bonds, the Trustee has agreed to collect or cause to be collected certain charges (the "Allocated Assessment Charges") in accordance with a Public Improvements Assessment and Lien, dated as of December 1, 1995 (the "Assessment and Lien"), by and between the Corporation and Park at Highlands LLC, a Colorado limited liability company (the "Developer"). Payment of such Allocated Assessment Charges is secured by a lien, subject to certain permitted encumbrances, created under the Assessment and Lien.

       The Bonds are all issued under and are equally and ratably secured by and entitled to the protection of the Indenture which has been duly executed and delivered by the Corporation to the Trustee and pursuant to which the Trustee has agreed to apply the proceeds from the collection of Allocated Assessment Charges to the payment of the principal of, premium, if any, on and interest on the Bonds, and pursuant to which all payments due under the Assessment and Lien are assigned to the Trustee to secure the payment of the principal of, premium, if any, on and interest on the Bonds. Reference is hereby made to the Indenture for a description of the property pledged and assigned, the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Corporation, the Trustee and the owners of the Bonds and the terms upon which the Bonds are issued and secured.

       The acceptance of the terms and conditions of such documents, copies of which are on file at the principal corporate trust office of the Trustee, is an explicit and material part of the consideration of the Corporation's issuance hereof, and each Holder by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein. The Holder shall have no right to enforce the provisions of the Indenture or the rights and remedies thereunder, except as provided in the Indenture. Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture shall have the respective meanings set forth in the Indenture.


                       OPTIONAL AND MANDATORY REDEMPTION

       Mandatory Redemption. The Bonds are subject to mandatory redemption, in whole or in part, on any Interest Payment Date, from and to the extent there are deposits in a prepayment fund (the "Prepayment Fund") or on dates and in amounts determined by the Corporation in connection with conversion to a Fixed Rate pursuant to provisions of the Indenture, at a redemption price (expressed as a percentage of principal amount) of 100% plus accrued interest to the redemption date.

       Optional Redemption. Bonds in the Fixed Rate Mode are subject to optional redemption, in whole or in part, on any Interest Payment Date after expiration of the periods during which optional redemption is not permitted set forth below, from any moneys of the Corporation excluding deposits in the Prepayment Fund, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued interest to the redemption date.


Fixed Rate Period

 Equal to                          Initial      Annual
or Greater But Less    No Call   Redemption    Reduction   No Premium
  Than       Than      Period       Price     in Premium      After
---------- --------   --------   ----------   ----------   ----------

15 Years      N/A     10 Years      102%         1/2%       14th Year
10 Years   15 Years    8 Years      102          1/2        12th Year
 5 Years   10 Years    5 Years      101          1/2         7th Year
N/A         5 Years    2 Years      101          1/2         4th Year

          If fewer than all of the Bonds are to be redeemed, the selection of Bonds to be redeemed, or portions thereof in amounts in excess of $100,000, are to be made by lot or by such other method as the Trustee deems fair and appropriate.

          In the event any of the Bonds or portions thereof (which are to be in denominations of $100,000 or any integral multiple of $5,000 in excess thereof) are called for redemption as aforesaid, notice thereof identifying the Bonds or portions thereof to be redeemed is to be given by mailing a copy of the redemption notice by first-class postage-prepaid mail not more than 60 days and not less than 30 days prior to the date fixed for redemption to the registered owner of each Bond to be redeemed at the address shown on the registration books; but failure to mail such notice, or any defect in the mailing thereof in respect of any Bond, shall not affect the validity of the redemption of any other Bond with respect to which notice was properly given. All Bonds so called for redemption cease to bear interest after the specified redemption date provided funds for their redemption are on deposit at the place of payment at that time.

          The Bonds are issued pursuant to and in full compliance with the laws of the State of Colorado and pursuant to a resolution adopted by the Board of Directors of the Corporation which authorizes the execution and delivery of the Assessment and Lien and the Indenture. Payments sufficient for the prompt payment, when due, of the principal of, premium, if any, on and interest on the Bonds are to be paid to the Trustee for the account of the Corporation under the Assessment and Lien, all of which have been duly pledged and assigned for that purposes.

          THE BONDS ARE SPECIAL AND LIMITED OBLIGATIONS OF THE CORPORATION, PAYABLE SOLELY FROM ALLOCATED ASSESSMENT CHARGES, OTHER AMOUNTS PAYABLE UNDER THE ASSESSMENT AND LIEN AND OTHER AMOUNTS ATTRIBUTABLE TO THE TRUST ESTATE REFERENCED IN THE INDENTURE, AND DO NOT NOW AND SHALL NEVER CONSTITUTE A GENERAL OBLIGATION OF THE CORPORATION. NEITHER THE CORPORATION, THE DISTRICT, THE STATE OF COLORADO NOR ANY OTHER POLITICAL SUBDIVISION OF THE STATE OF COLORADO IS OBLIGATED TO PAY THE PRINCIPAL, PURCHASE PRICE OR REDEMPTION PRICE OF OR INTEREST ON THE BONDS OR OTHER COSTS INCIDENT THERETO, EXCEPT FROM THE TRUST ESTATE, INCLUDING THE LETTER OF CREDIT.

          If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

          If at any time the Trustee holds moneys or securities as described in the Indenture sufficient to pay at redemption or maturity the principal of, premium, if any, on and interest on all Bonds outstanding under the Indenture and any purchase price payable pursuant to the Indenture in respect thereof, and if all other sums then payable by the Corporation under the Indenture have been paid, then subject to the provisions of the Indenture the lien of the

Indenture and other security held by the Trustee for the benefit of the Holders will be discharged. After such discharge, Holders must look only to the deposited moneys and securities for payment.

          The Indenture permits certain amendments or supplements to the Indenture not materially prejudicial to the Holders to be made without the consent of or notice to the Holders, and other amendments or supplements thereto to be made with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds outstanding.

          The Holder of each Bond has only those remedies provided in the Indenture.

          The Bonds are issuable only as fully registered bonds in the denominations of $100,000 and integral multiple of $5,000 in excess thereof and are exchangeable for Bonds of other authorized denominations in equal aggregate principal amounts at the Principal Office of the Trustee, but only in the manner and subject to the limitations provided in the Indenture. This Bond is transferable at the Principal Office of the Trustee, by the Holder in person or by his attorney, duly authorized in writing, upon presentation and surrender hereof to the Trustee. While the Bonds bear interest at a Fixed Rate, the Trustee is not required to transfer or exchange (i) any Bond during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Bonds and ending at the close of business on the day of such mailing, (ii) any Bonds so selected for redemption in whole or in part, or
(iii) any Bond during the period of 15 days preceding any Interest Payment
Date.

                             [Form of Assignment]

                                  Assignment

          For value received, the undersigned sells, assigns and transfers unto ____________________ this Bond and irrevocably constitutes and appoints
____________________ attorney to transfer this Bond on the books kept for registration thereof, with full power of substitution in the premises.

Assignor's Signature:


------------------------------------------------

Dated:
       -----------------------------------------

Signature Guaranteed:


------------------------------------------------

Social Security Number or Other
  Identifying Number of Assignee:

------------------------------------------------

Notice: The assignor's signature to this assignment must correspond with the name as it appears upon the face of this Bond in every particular, without alteration or any change whatever.

                            [Form of Abbreviations]

          The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with the right of survivorship and not as tenants in common

UNIFORM TRANS MIN ACT - ____________________  Custodian

          ______________________   ______________________________
               (Cust)                      (Minor)

                     under Uniform Transfers to Minors Act
                        _______________________________
                                    (State)

    Additional abbreviations may also be used though not in the above list.

                                   EXHIBIT B


                         Form of Representation Letter

                                   EXHIBIT C


                       Form of Bondholder Tender Notice





                                   ____________ __, ____


United States Trust Company of New York, as trustee
114 West 47th Street, 15th Floor
New York, New York 10036-1532

First Interstate Bank of Arizona, N.A.
633 17th Street
3rd Floor South
Denver, Colorado 80270

          Re:  Palomino Park Public Improvements Corporation
               Assessment Lien Revenue Bonds
               Series 1995 - $14,755,000

Ladies and Gentlemen:

          The undersigned, the [registered]* [beneficial]** owner of $____________ aggregate principal amount of the Bonds registered in the name of [the undersigned]* [Cede & Co., as nominee for The Depository Trust Company]**, hereby notifies you of [his] [her] [its] intention to tender and demands that you purchase on __________ __, ____ (if the Bonds are in the Weekly Mode, a Business Day not prior to the seventh day next succeeding the date of delivery to you of this notice or, if the Bonds are being converted to the Term Mode or the Fixed Mode, the Conversion Date or the first Business Day thereafter if the Conversion Date is not a Business Day or, if the Term Rate Period is expiring, the first Business Day immediately following the end of the Term Rate Period), $_________ aggregate principal amount of the Bonds (an amount, if less than all of the Bonds [beneficially]** owned by the undersigned, which is an integral multiple of $5,000 not less than $100,000 and results in the remainder of the Bonds [beneficially]** owned by the undersigned being an integral multiple of $5,000 less than $100,000) at a price equal to 100% of the principal amount thereof plus accrued interest, if any, to the Purchase Date specified above plus any premium due. [By delivery of this notice the undersigned irrevocably agrees to deliver the Bond or Bonds (or portion or portions thereof) to be tendered, duly endorsed for transfer in blank with guarantee of signature satisfactory to the Trustee, to the Trustee on the above address at or prior to 12:00 noon, Eastern time, on the Purchase Date specified above.]*

          The undersigned hereby acknowledges that the election represented by this notice is irrevocable and binding on the undersigned and any transferee of the undersigned.



                                   ______________________________

                                   By: __________________________
                                   Title: _______________________






 *   Omit if Bonds are in book-entry form.
**   Omit if Bonds are in certificated form.